SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT

                                      among
                       THE TRACKER CORPORATION OF AMERICA
                                 (the "COMPANY")
                                       and
                The Persons Listed On The Signature Pages Hereto
                               (the "PURCHASERS")



                           Dated as of August 18, 1999

This Series 1 Bridge Notes Purchase And Security Agreement provides for the offer, sale, issuance, and delivery of up to $3,000,000 in principal amount of Secured, Convertible, Series 1 Bridge Financing Notes with attached Repricing Warrants and accompanying Purchaser Warrants and Callable Warrants.


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
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                                   TABLE OF CONTENTS

SECTION 1. Bridge Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
  Section 1.1 Authorization, Issuance, and Sale of Notes.. . . . . . . . . . . . .   2
  Section 1.2 Authorization and Issuance of Warrants and Callable Warrants.. . . .   2
  Section 1.3 Form of Payment. . . . . . . . . . . . . . . . . . . . . . . . . . .   2
  Section 1.4 Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
  Section 1.5 Deliveries at Closing. . . . . . . . . . . . . . . . . . . . . . . .   3
SECTION 2. SECURITY AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . .   4
  Section 2.1 Grant of Security Interest.. . . . . . . . . . . . . . . . . . . . .   4
  Section 2.2 Remedies Upon Default. . . . . . . . . . . . . . . . . . . . . . . .   4
  Section 2.3 Financing Statements.. . . . . . . . . . . . . . . . . . . . . . . .   5
  Section 2.4 Notice.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
  Section 2.5 Appointment of Purchaser Representative. . . . . . . . . . . . . . .   5
  Section 2.6 Assurances.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
  Section 2.7 Default and Acceleration Procedures. . . . . . . . . . . . . . . . .   6
  Section 2.8 Standard of Care of the Representative.. . . . . . . . . . . . . . .   7
SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.. . . . . . . . . . . . .   8
  Section 3.1 Organization and Qualification.. . . . . . . . . . . . . . . . . . .   8
  Section 3.2 Authorization, Enforcement, Compliance with Other Instruments. . . .   9
  Section 3.3 Capitalization.. . . . . . . . . . . . . . . . . . . . . . . . . . .   9
  Section 3.4 Issuance of Securities.. . . . . . . . . . . . . . . . . . . . . . .  10
  Section 3.5 No Conflicts.. . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
  Section 3.6 SEC Documents;  Financial Statements.. . . . . . . . . . . . . . . .  11
  Section 3.7 Absence of Certain Changes.. . . . . . . . . . . . . . . . . . . . .  11
  Section 3.8 Absence of Litigation. . . . . . . . . . . . . . . . . . . . . . . .  11
  Section 3.9 Purchase of Securities.. . . . . . . . . . . . . . . . . . . . . . .  11
  Section 3.10 No Undisclosed Events, Liabilities, Developments, or Circumstances.  12
  Section 3.11 No General Solicitation.. . . . . . . . . . . . . . . . . . . . . .  12
  Section 3.12 No Integrated Offering. . . . . . . . . . . . . . . . . . . . . . .  12
  Section 3.13 Employee Relations. . . . . . . . . . . . . . . . . . . . . . . . .  12
  Section 3.14 Intellectual Property Rights. . . . . . . . . . . . . . . . . . . .  12
  Section 3.15 Environmental Laws. . . . . . . . . . . . . . . . . . . . . . . . .  12
  Section 3.16 Title.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
  Section 3.17 Insurance.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
  Section 3.18 Regulatory Permits. . . . . . . . . . . . . . . . . . . . . . . . .  13
  Section 3.19 Internal Accounting Controls. . . . . . . . . . . . . . . . . . . .  13
  Section 3.20 No Materially Adverse Contracts, Etc. . . . . . . . . . . . . . . .  13
  Section 3.21 Tax Status. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
  Section 3.22 Certain Transactions. . . . . . . . . . . . . . . . . . . . . . . .  14
  Section 3.23 Dilutive Effect.. . . . . . . . . . . . . . . . . . . . . . . . . .  14
  Section 3.24 Fees and Rights of First Refusal. . . . . . . . . . . . . . . . . .  14
  Section 3.25 Foreign Corrupt Practices Act.. . . . . . . . . . . . . . . . . . .  14
  Section 3.26 Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
SECTION 4.  REPRESENTATION AND WARRANTIES OF PURCHASERs. . . . . . . . . . . . . .  15
  Section 4.1 Investment Purpose.. . . . . . . . . . . . . . . . . . . . . . . . .  15


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  Section 4.2 Accredited Investor Status.. . . . . . . . . . . . . . . . . . . . .  15
  Section 4.3 Reliance on Exemptions.. . . . . . . . . . . . . . . . . . . . . . .  15
  Section 4.4 Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
  Section 4.5 No Governmental Review.. . . . . . . . . . . . . . . . . . . . . . .  15
  Section 4.6 Transfer or Resale.. . . . . . . . . . . . . . . . . . . . . . . . .  15
  Section 4.7 Legends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
  Section 4.8 Authorization Enforcement. . . . . . . . . . . . . . . . . . . . . .  16
  Section 4.9 Residence. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
  Section 4.10 No Scheme to Evade Registration.. . . . . . . . . . . . . . . . . .  17
  Section 4.11 Covenant Not to Trade.. . . . . . . . . . . . . . . . . . . . . . .  17
SECTION 5.  CONDITIONS OF INITIAL CLOSING. . . . . . . . . . . . . . . . . . . . .  18
  Section 5.1 Transaction Agreements.. . . . . . . . . . . . . . . . . . . . . . .  18
  Section 5.2 Opinion of Counsel.. . . . . . . . . . . . . . . . . . . . . . . . .  18
  Section 5.3 Representations and Warranties; No Default.. . . . . . . . . . . . .  18
  Section 5.4 Purchase and Loan Permitted by Applicable Laws.. . . . . . . . . . .  18
  Section 5.5 No Adverse Litigation. . . . . . . . . . . . . . . . . . . . . . . .  18
  Section 5.6 Approvals and Consents.. . . . . . . . . . . . . . . . . . . . . . .  18
  Section 5.7 No Material Adverse Change.. . . . . . . . . . . . . . . . . . . . .  18
  Section 5.8 Proceedings. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
  Section 5.9 Secretary Certificate. . . . . . . . . . . . . . . . . . . . . . . .  19
  Section 5.10 Transfer Agent Instructions.. . . . . . . . . . . . . . . . . . . .  19
SECTION 6.  CONDITIONS TO SUBSEQUENT CLOSINGS. . . . . . . . . . . . . . . . . . .  19
  Section 6.1 Representations and Warranties; No Default.. . . . . . . . . . . . .  19
  Section 6.2 No Suspensions.. . . . . . . . . . . . . . . . . . . . . . . . . . .  19
  Section 6.3 Opinion of Counsel.. . . . . . . . . . . . . . . . . . . . . . . . .  19
  Section 6.4 Due Diligence. . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
  Section 6.5 Shareholder Approval.. . . . . . . . . . . . . . . . . . . . . . . .  20
  Section 6.6 No Material Adverse Change.. . . . . . . . . . . . . . . . . . . . .  20
SECTION 7.  AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . .  20
  Section 7.1 Financial Information. . . . . . . . . . . . . . . . . . . . . . . .  20
  Section 7.2 Form D.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
  Section 7.3 Reporting Status.. . . . . . . . . . . . . . . . . . . . . . . . . .  21
  Section 7.4 Inspection of Property.. . . . . . . . . . . . . . . . . . . . . . .  21
  Section 7.5 Maintenance of Properties; Insurance.. . . . . . . . . . . . . . . .  21
  Section 7.6 Maintenance of Security Interest.. . . . . . . . . . . . . . . . . .  21
  Section 7.7 Expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
  Section 7.8 Authorized Shares of Common Stock, Reservation of Shares.. . . . . .  22
  Section 7.9 Corporate Existence, Etc.. . . . . . . . . . . . . . . . . . . . . .  22
  Section 7.10 Transfer Agents.. . . . . . . . . . . . . . . . . . . . . . . . . .  22
  Section 7.11 Shareholder Approval; Proxy.. . . . . . . . . . . . . . . . . . . .  22
  Section 7.12 Transfer Agent Instructions.. . . . . . . . . . . . . . . . . . . .  22
  Section 7.13 Payment of Taxes. . . . . . . . . . . . . . . . . . . . . . . . . .  23
  Section 7.14 Compliance with Laws, Etc.. . . . . . . . . . . . . . . . . . . . .  23
  Section 7.15 Use of Proceeds.. . . . . . . . . . . . . . . . . . . . . . . . . .  23
  Section 7.16 Registration Statement. . . . . . . . . . . . . . . . . . . . . . .  23
  Section 7.17 Listings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
  Section 7.18 Indemnification.. . . . . . . . . . . . . . . . . . . . . . . . . .  24


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SECTION 8. NEGATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . .  24
  Section 8.2 Restrictions on Debt.. . . . . . . . . . . . . . . . . . . . . . . .  25
  Section 8.3 Restrictions on Dividends. . . . . . . . . . . . . . . . . . . . . .  25
  Section 8.4 Restrictions on Transactions with Affiliates.. . . . . . . . . . . .  25
  Section 8.5 Restrictions on Investments. . . . . . . . . . . . . . . . . . . . .  26
  Section 8.6 Restrictions on Sale and Lease-Back Transactions.. . . . . . . . . .  26
  Section 8.7 Restrictions on Sales of Assets. . . . . . . . . . . . . . . . . . .  26
  Section 8.8 Restrictions on Subsidiaries.. . . . . . . . . . . . . . . . . . . .  26
  Section 8.9 Change in Business; Operations.. . . . . . . . . . . . . . . . . . .  27
  Section 8.10 Exceptions With Consent of Purchasers.. . . . . . . . . . . . . . .  27
SECTION 9. Miscellaneous.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
  Section 9.1 Counterparts.. . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
  Section 9.2 Headings.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
  Section 9.3 Severability.. . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
  Section 9.4 Entire Agreement. Amendments.. . . . . . . . . . . . . . . . . . . .  27
  Section 9.5 Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
  Section 9.6 Interest.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
  Section 9.7 Successors and Assigns.. . . . . . . . . . . . . . . . . . . . . . .  28
  Section 9.8 No Third Party Beneficiaries.. . . . . . . . . . . . . . . . . . . .  28
  Section 9.9 Publicity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
  Section 9.10 Further Assurances. . . . . . . . . . . . . . . . . . . . . . . . .  29
  Section 9.11 No Strict Construction. . . . . . . . . . . . . . . . . . . . . . .  29
  Section 9.12 Governing Law.. . . . . . . . . . . . . . . . . . . . . . . . . . .  29
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
                                  TABLE OF SCHEDULES AND EXHIBITS


Schedule 1  Disclosure Schedule
Exhibit A.  Form of Series 1 Bridge Notes (with form of Repricing
            Warrant attached as Attachment 1)
Exhibit B.  Form of Purchaser Warrant
Exhibit C.  Form of Callable Warrant
Exhibit D.  Form of Registration Rights Agreement
Exhibit E.  Form of Escrow Agreement
Exhibit F.  Form of Opinion of Company Counsel to Purchasers
Exhibit G.  Form of Irrevocable Transfer Agent Instructions
Exhibit H.  List of Collateral
Exhibit II  Copies of Financing Statements Filed in Ontario


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
                        CROSS-REFERENCE TO DEFINED TERMS


Term                           Page where defined
-----------------------------  ------------------

1933 Act. . . . . . . . . . .                   1
1934 Act. . . . . . . . . . .                  11
Additional Closing. . . . . .                   3
Additional Closing Date . . .                   3
Agreement . . . . . . . . . .                   1
Bridge Notes. . . . . . . . .                   1
Bylaws. . . . . . . . . . . .                  10
Callable. . . . . . . . . . .                   1
Callable Warrant Shares . . .                   1
Change in Business. . . . . .                  27
Charter . . . . . . . . . . .                  10
Closing . . . . . . . . . . .                   3
Closing Date. . . . . . . . .                   3
Collateral. . . . . . . . . .                   4
Common Stock. . . . . . . . .                   1
Company . . . . . . . . . . .                   1
Compliance Certificate. . . .                   4
Consents. . . . . . . . . . .                  18
Conversion Shares . . . . . .                   1
Debt. . . . . . . . . . . . .                  24
Disclosure Schedule . . . . .                   8
Environmental Laws. . . . . .                  13
Escrow Agent. . . . . . . . .                   2
Escrow Agreement. . . . . . .                   3
Excess Cash . . . . . . . . .                  26
Financial Statements. . . . .                  11
First Closing . . . . . . . .                   2
First Closing Date. . . . . .                   2
First Closing Pledged Shares.                   3
Indemnified Liabilities . . .                  24
Indemnitees . . . . . . . . .                  24
Minimum Amount. . . . . . . .                   2
NASD. . . . . . . . . . . . .                  22
Obligations . . . . . . . . .                   4
Parent Guaranty . . . . . . .                   3
Pledged . . . . . . . . . . .                   4
Preferred Stock . . . . . . .                   9


Purchase Price. . . . . . . .                   2
Purchased Bridge Notes. . . .                   2
Purchaser . . . . . . . . . .                   1
Registration Period . . . . .                  21
Registration Rights Agreement                   1
Regulation D. . . . . . . . .                   1
Repricing Shares. . . . . . .                   1
Repricing Warrant . . . . . .                   1
Rule 144. . . . . . . . . . .                  16
SEC Documents . . . . . . . .                  11
Secretary Certificate . . . .                   4
Securities. . . . . . . . . .                   9
Transaction Agreements. . . .                   9
Transfer Agent Instructions .                   4
Warrant Shares. . . . . . . .                   1
Warrants. . . . . . . . . . .                   1

              SERIES 1 BRIDGE NOTES PURCHASE AND SECURITY AGREEMENT

THIS SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT (the "AGREEMENT") is made and entered into as of this 18th day of August, 1999, among THE TRACKER CORPORATION OF AMERICA, a Delaware corporation (the "COMPANY") and the persons listed on the Purchaser signature pages attached hereto (each of whom is individually referred to as a "PURCHASER" and all of whom collectively are referred to as the "PURCHASERS").

                                   BACKGROUND

The Company has authorized the issuance, sale, and delivery of up to $3,000,000 in original principal amount of the Company's Series 1 Secured Convertible Bridge Notes, in substantially the form attached hereto as EXHIBIT A (the "BRIDGE NOTES"). The Bridge Notes are convertible into shares of the Company's common stock, par value $.001 (the "COMMON STOCK"). The Common Stock issuable upon conversion of the Bridge Notes is hereinafter referred to as the "CONVERSION SHARES". The Bridge Notes have attached repricing rights evidenced by a warrant in substantially the form of ATTACHMENT 1 to the Bridge Notes (the "REPRICING WARRANT"), exercisable under certain circumstances for additional shares of Common Stock (the "REPRICING SHARES") at the exercise price of $.001. In connection with the issuance of the Bridge Notes, the Company has authorized the issuance of Purchase Warrants, in substantially the form attached hereto as EXHIBIT B (the "WARRANTS") and Callable Warrants in substantially the form attached hereto as EXHIBIT C (the "CALLABLE WARRANTS"), each giving a Purchaser the right to purchase Common Stock. Each Purchaser will be issued a Warrant at that Closing exercisable for 20,000 shares of Common Stock for each $100,000 in principal amount of Bridge Notes purchased, and a Callable Warrant exercisable for $1,000 worth of Common Stock for each $1,000 in principal amount of Bridge Notes purchased by such Purchaser. The shares of Common Stock issuable upon exercise of the Warrants are hereinafter referred to as the "WARRANT SHARES," and the shares of Common Stock issuable upon exercise of the Callable Warrants are hereinafter referred to as the "CALLABLE WARRANT SHARES." The proceeds of the Bridge Notes will be used to provide the Company with operating capital, repayment of certain limited existing indebtedness of the Company, and capital expenditures. The Bridge Notes are generally secured by a pledge of the assets of the Company and of its parent, The Global Tracker Corporation as part of its guaranty of the Company's Obligations hereunder. The Bridge Notes are also secured by certain shares of the Company's Common Stock and certain shares and option rights exercisable for shares of the Company's Common Stock owned or held by certain Company officers pledged as part of their limited guaranty of the Company's Obligations hereunder, having a value of approximately 200% of the principal amount of the Bridge Notes at any time outstanding. Purchasers wish to purchase, upon the terms and conditions stated in this Agreement, up to $3,000,000 in principal amount of the Bridge Notes, with each Purchaser purchasing Bridge Notes in the principal amount set forth on such Purchaser's signature page affixed to this Agreement. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in substantially the form attached hereto as EXHIBIT D (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company has agreed to provide certain registration rights in respect of the Conversion Shares, the Warrant Shares, the Callable Warrant Shares, and the Repricing
Shares under the Securities Act of 1933 ("1933 ACT") and the rules and regulations promulgated thereunder, and applicable state securities laws. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration pursuant to Section 4(2) and Regulation D ("REGULATION D").

                                    AGREEMENT

For and in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

                          SECTION 1.     BRIDGE NOTES.

SECTION  1.1     AUTHORIZATION,  ISSUANCE,  AND  SALE  OF  NOTES.

The Company has authorized the sale and issuance, in accordance with the terms of this Agreement, of up to $3,000,000 in principal amount of its Bridge Notes at one or more closings. The Company agrees to issue and sell to each Purchaser and each Purchaser agrees to purchase from the Company, at a Closing, a Bridge
Note in the principal amount (the "PURCHASED BRIDGE NOTES") set forth adjacent to the caption "PURCHASED BRIDGE NOTES" on the signature page to this Agreement of each Purchaser hereto at a purchase price (the "PURCHASE PRICE") of 100% of the principal amount of Bridge Notes purchased.

SECTION  1.2     AUTHORIZATION  AND  ISSUANCE OF WARRANTS AND CALLABLE WARRANTS.

The Company has authorized the issuance and delivery of Warrants exercisable for up to 600,000 shares of Common Stock in connection with the issuance, sale, and delivery of the Bridge Notes. The Company agrees to issue and deliver to each Purchaser a Warrant exercisable for 20,000 shares of Common Stock for each $100,000 in principal amount of the Bridge Notes purchased by such Purchaser, PROVIDED HOWEVER, that in the event that any Bridge Note issued hereunder is redeemed by the Company for cash and not converted into Common Stock, then in such event such Purchaser's Warrant shall be exercisable for 25,000 shares of Common Stock for each $100,000 in principal amount of the Bridge Notes purchased by such Purchaser. The Company has authorized the issuance and delivery of Callable Warrants exercisable for up to $3,000,000 worth of shares of Common Stock in connection with the issuance, sale, and delivery of the Bridge Notes. The Company agrees to issue and deliver to each Purchaser a Callable Warrant exercisable for up to $100,000 worth of shares of Common Stock for each $100,000 in principal amount of the Bridge Notes purchased by such Purchaser.

SECTION  1.3     FORM  OF  PAYMENT.

On or before the Closing Date, each Purchaser shall pay the Purchase Price for the Purchased Bridge Notes to be issued and sold to such Purchaser at the Closing, by wire transfer of immediately available funds to:

           Bank:             SunTrust  Bank,  Atlanta

           Center:           008

           Account  No.:     9088000008

           ABA Routing No.:  061000104

           Attn:             Rebecca  Fischer

           Re:               The Tracker Corporation of America-Escrow Account

SECTION  1.4     CLOSING.

All closings of the purchase and sale of the Purchased Bridge Notes shall take place at the offices of Balboni Law Group LLC, 3475 Lenox Road, NE, Suite 990, Atlanta, Georgia 30326, within five (5) business days following the date that $1,000,000 (the "MINIMUM AMOUNT") is held by SunTrust Bank, Atlanta (the "ESCROW AGENT"), subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Section 5 below (such closing being called the "FIRST CLOSING" and such date and time being called the "FIRST CLOSING DATE"). Following the First Closing, the Company anticipates it will continue to offer the Bridge Notes until the offering of the Bridge Notes is terminated or all $3,000,000 in principal amount is purchased. From time to time, one or more additional closings may occur at such time and date as is mutually agreeable between the Purchasers purchasing Bridge Notes at such closing and the Company (each such closing being called an "ADDITIONAL CLOSING" and such date and time being called an "ADDITIONAL CLOSING DATE," and all of such closings are hereinafter referred to individually as a "CLOSING" and collectively as the "CLOSINGS," and each date on which a Closing shall occur is hereinafter referred to as a "CLOSING DATE" and collectively as the "CLOSING DATES"). Each Closing is expected to take place by exchange of faxed signature pages with originals to follow by overnight delivery.

SECTION  1.5     DELIVERIES  AT  CLOSING.

At  each  Closing  the  Company  shall  deliver  to  the  Purchasers:

(a)     the  original  of  this  Agreement;

(b) Bridge Notes in definitive form with attached Repricing Warrants, registered in the name of each Purchaser, or the designee of such Purchaser, representing the Purchased Bridge Notes purchased by such Purchaser;

(c) Warrants in definitive form, registered in the name of each Purchaser, or the designee of such Purchaser;

(d) Callable Warrants in definitive form, registered in the name of each Purchaser, or the designee of such Purchaser;

(e)     a  copy  of  the  Registration  Rights  Agreement;

(f) a copy of the Escrow Agreement in substantially the form of EXHIBIT E hereto (the "ESCROW AGREEMENT");

(g) a Guaranty Agreement executed by each of the Company and its parent, The Global Tracker Corporation, a Canadian corporation, as guarantor thereunder (the "PARENT GUARANTY");

(h) a Security Agreement executed by The Global Tracker Corporation, which is giving a security interest in all its assets as additional security for the Bridge Notes issued hereunder;

(i) a Guaranty Agreement executed by the Company and Jay S. Stulberg as guarantor thereunder and an accompanying Stock Pledge Agreement executed by Jay
S. Stulberg as pledgor of certain shares or rights to acquire shares of Common Stock of the Company for a particular Closing;

(j) a Guaranty Agreement executed by the Company and Bruce I. Lewis as guarantor thereunder and an accompanying Stock Pledge Agreement executed by Bruce I. Lewis as pledgor of certain shares or rights to acquire shares of Common Stock of the Company (the shares and option rights pledged by each of Stulberg and Lewis are hereinafter referred to as the "FIRST CLOSING PLEDGED
SHARES") for a particular Closing, along with share certificates representing the Pledged Shares;

(k) a copy of the opinion of counsel to the Company, in substantially the form of EXHIBIT F hereto;

(l) a copy of the Irrevocable Transfer Agent Instructions, in substantially the form of EXHIBIT G hereto, (the "TRANSFER AGENT INSTRUCTIONS");

(m)     the  Compliance  Certificate  of  the  Company  (the  "COMPLIANCE
CERTIFICATE");  and

(n)     the  Secretary Certificate of the Company (the "SECRETARY CERTIFICATE").

                       SECTION 2.     SECURITY AGREEMENT.

The provisions of this Section 2 shall remain in effect so long as any of the Bridge Notes shall remain outstanding.

SECTION  2.1     GRANT  OF  SECURITY  INTEREST.

In order to secure the obligations of the Company due to the Purchasers (such obligations are sometimes hereinafter referred to as the "OBLIGATIONS") under the Bridge Notes issued on the First Closing Date, in addition to the general credit of the Company and the First Closing Pledged Shares being pledged and delivered at the First Closing, the Company hereby grants to Purchasers, effective at the First Closing a continuing first priority security interest in and a general lien upon:

(a) all the assets of the Company, as listed and described on EXHIBIT H hereto (the "PLEDGED ASSETS"); and

(b) all proceeds, as such term is defined in Section 9-306(1) of the UCC and, in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to the Company from time to time with respect to any of the Pledged Assets, (ii) any and all payments (in any form whatsoever) made or due and payable to the Company from time to time in connection with any requisitions, confiscation, condemnation, seizure, or forfeiture of all or any part of the Pledged Assets by any governmental authority (or any person acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Pledged Assets (collectively, the "COLLATERAL").

SECTION  2.2     REMEDIES  UPON  DEFAULT.

Upon the occurrence or existence of an Event of Default as defined in Section 10 of the Bridge Notes issued on the First Closing Date, each such Purchaser of such Bridge Notes subject to the provisions of the Article 2 shall have the right to pursue all available remedies at law or in equity, including without limitation:

(a) all of the rights and remedies available to a secured party under the Canadian version of the Uniform Commercial Code as adopted in the Province of Ontario, Canada, and any other applicable law, all of which shall be cumulative and none of which shall be exclusive to the fullest extent permitted by law, and all other legal and equitable rights under this Agreement and the Transaction
Agreements which may be available to Purchasers, all of which shall be cumulative;

(b) the right to take possession of the Collateral upon reasonable notice and to enter the offices of the Company during normal business hours to take possession of the Collateral; the right of the Purchaser to (a) enter upon the premises of Company or any of its subsidiaries, or any other place or places where the Collateral is located and kept, through self-help and without judicial process, without first obtaining a final judgment or giving Company or any of its subsidiaries notice and opportunity for a hearing on the validity of the Purchaser's claim and without any obligation to pay rent to Company or any of its subsidiaries, and remove the Collateral therefrom to the premises of Purchaser or any agent of Purchaser, for such time as Purchaser may desire, in order to effectively collect or liquidate the Collateral; and/or (b) require Company to assemble the Collateral and make it available to Purchaser at a place to be designated by the Purchaser, in their sole discretion.

(c) the right to sell or otherwise dispose of all or any part of the Collateral in its then condition, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as such Purchaser may deem advisable, and purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations, and to apply the proceeds realized from such sale, after allowing two (2) business days for collection, first to the reasonable costs, expenses, and attorneys' fees and expenses incurred by such Purchaser for collection and for acquisition, storage, sale, and delivery of the Collateral, secondly to interest due upon the Obligations, and thirdly to the principal of the Obligations; and

(d) the right to proceed by an action or actions at law or in equity to obtain possession of the Collateral, to recover the Obligations and amounts secured hereunder or to foreclose under this Agreement and sell the Collateral or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction, all without the necessity of posting any bond.

SECTION  2.3     FINANCING  STATEMENTS.

The Company and each of Global Tracker, Stulberg, and Lewis agree to file or cause to be filed on or before the First Closing financing statements in the Province of Ontario evidencing the security interests granted herein, in the Security Agreement given by Global Tracker, and in the Stock Pledge Agreements executed by each of Stulberg and Lewis, copies of which are attached hereto as
EXHIBIT  I.

SECTION  2.4     NOTICE.

Any notice required to be given by Purchaser of a sale, lease, or other disposition of the Collateral or any other intended action by Purchaser, given to Company in the manner set forth in Section 9.5 below, at least ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to Company.

SECTION  2.5     APPOINTMENT  OF  PURCHASER  REPRESENTATIVE.

Each Purchaser hereto hereby irrevocably appoints SovCap Equity Partners, Ltd., a corporation organized under the laws of the Bahamas and a First Closing Purchaser hereunder, to act as the sole and exclusive agent and representative (the "REPRESENTATIVE") of each such Purchaser to act on behalf of such Purchaser and in such Purchaser's name, place, and stead, to (i) exercise all rights of such Purchaser, and (ii) take all action on behalf of Purchaser that may be taken by Purchaser with respect to the collateral under this Agreement, the Bridge Notes, and the other Transaction Agreements. Without limiting the generality of the foregoing:

(a) The Representative shall, on behalf of all Purchasers, send all notices which shall or may be given by Purchasers, under the Transaction Agreements, declare Events of Default under this Agreement, the Bridge Notes, and the other Transaction Agreements, accelerate the Bridge Notes, rescind acceleration of the Bridge Notes, and enforce the Bridge Notes, this Agreement, and the other Transaction Agreements. The Representative reserves the right, in its sole discretion, in each instance without prior notice to the Purchasers, (i) to agree to the modification, waiver, or release of any of the terms of any of the Transaction Agreements, including, without limitation, the waiver or release of any of the conditions precedent for the purchase and sale of the Bridge Notes;
(ii) to consent to any action or failure to act by the Company; and (iii) to exercise or refrain from exercising any powers, rights, or remedies that the Purchasers have or may have with respect to collateral under the Transaction Agreements; PROVIDED HOWEVER, that the Representative shall not, without obtaining the prior written consent of each Purchaser (which consent shall not be unreasonably withheld or delayed), exercise any of such rights so as to knowingly release or waive any claim against the Company or any other person who may be liable with respect to the Bridge Notes if such action would have a materially adverse effect on the collection of the indebtedness evidenced by the Bridge Notes or the enforcement of the Transaction Agreements.

If any Purchaser shall refuse to consent to any amendment, modification, waiver, release, or subordination requiring the written consent of the Purchasers, the Purchasers who consent to such amendment, modification, waiver, release, or subordination may, at their option, at any time thereafter (but shall not be obligated to) purchase the Bridge Note or Bridge Notes held by the non-consenting Purchaser or Purchasers by paying to such non-consenting Purchaser or Purchasers an amount equal to the unpaid principal and accrued but unpaid interest on the Bridge Note held by such non-consenting Purchaser or Purchasers.

(b) The Representative shall collect, enforce, and bring any action on the Transaction Agreements and any collateral granted therein in the name of the Representative for the benefit of all Purchasers.

SECTION  2.6     ASSURANCES.

(a) Each Purchaser hereby authorizes third parties with whom Representative deals in carrying out the responsibilities of Representative hereunder, to rely conclusively on the instructions and decisions of the Representative as to any action taken pursuant to and in accordance with the terms of this Agreement and the other Transaction Agreements without any further or additional approval or authorization from such Purchaser, including without limitation, the execution and delivery of any documents or instruments, or any other actions required to be taken by the Representative under this Agreement and the other Transaction Agreements, and no Purchaser shall have any cause of action against third parties with whom Representative deals in carrying out the responsibilities of Representative hereunder or under the other Transaction Agreements for any action taken by such third parties in reliance upon the instructions or decisions of the Representative;

(b) All actions, decisions, and instructions of the Representative shall be conclusive and binding upon all of the Purchasers, and no Purchaser shall have any cause of action against the Representative for any actions taken, decision made or instruction given by the Representative under this Agreement, except for fraud or willful misconduct by Representative acting in such capacity hereunder.

SECTION  2.7     DEFAULT  AND  ACCELERATION  PROCEDURES.

(a) Each Purchaser acknowledges and agrees that its respective rights in, to, and under any collateral granted in the Transaction Agreements are limited to the specific collateral securing the Bridge Notes purchased by each such Purchaser as granted by the Company pursuant to the Closing at which such Bridge Notes are purchased.

(b) The Representative shall give all Purchasers written notice of any Event of Default under the Bridge Notes, this Agreement, or the other Transaction Agreements which, in the judgment of the Representative, adversely affects the respective interests of the Purchasers under any of the Transaction Agreements. In the event of any Event of Default thereunder, the Representative shall pursue any remedies available to Purchasers under the Transaction Agreements which the Representative in its sole discretion shall deem advisable, and Representative may also elect to postpone the pursuit of remedies if in its sole discretion and judgment it is appropriate under the circumstances to do so.

(c) In the event proceedings are instituted for a sale under power of sale or a judicial foreclosure of the collateral provided under the Transaction Agreements, the provisions of the Georgia UCC, absent written agreement to the contrary, shall govern such proceedings and the actions taken pursuant thereto, as among the Representative and the Purchasers.

(d) In the event the Representative acquires title to any of the collateral provided under the Transaction Agreements pursuant to a foreclosure or conveyance in lieu of foreclosure, title shall be taken in a form acceptable to the Representative and shall be held by or on behalf of the Representative for the benefit of only the Purchasers holding Bridge Notes which were secured by such collateral, in their Proportionate Share. The Representative shall manage such collateral in its ordinary course of business and in accordance with its customary practices and procedures for as long as such title is held in whole or in part in the name of or on behalf of the Representative. The Representative shall contemporaneously endeavor to sell such collateral on terms and conditions reasonably acceptable to the Representative.

(e) If the Representative receives a payment after acceleration of the Bridge Notes, whether pursuant to a demand for payment or as a result of legal proceedings against the Company, or from any source whatsoever, such payment in respect of the specific Bridge Notes so paid shall be applied in the following order (unless mandated otherwise by the Transaction Agreements or validly by the express terms of such payment):

(1) To the expenses incurred in effecting such recovery or in enforcing any right or remedy under the Transaction Agreements, and any other expenses theretofore incurred by the Representative and not previously reimbursed by the Company;

(2) To accrued interest, payable by the Company, according to Purchaser's Proportionate Share of such accrued interest in respect of such Bridge Notes; and

(3) To the unpaid principal of such Bridge Notes with each Purchaser receiving such Purchaser's Proportionate Share of such principal.

(f) The term "PROPORTIONATE SHARE" shall mean the amount of each Purchaser's Bridge Note purchased at a specific Closing DIVIDED BY the total amount of Bridge Notes purchased at such Closing.

SECTION  2.8     STANDARD  OF  CARE  OF  THE  REPRESENTATIVE.

(a) The Representative shall endeavor in good faith to perform all services and duties and exercise all powers hereunder specifically assigned and delegated to the Representative, and the Representative shall perform and exercise, and shall have the right and power to perform and exercise, such other services and powers as are reasonably incidental thereto. The Representative shall not be liable to the Purchasers, however, for any action or failure to act or any error of judgment, negligence, mistake, or oversight by it or any of its agents, officers, employees, or attorneys, with respect to the Transaction Agreements, PROVIDED the Representative has acted in good faith and has not been guilty of willful misconduct or gross negligence. Without limiting the generality of the foregoing, the Representative may consult with counsel or other advisors selected by it, and the Representative shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel or other advisors. In performing its obligations hereunder and under the Transaction Agreements, the Representative may rely in good faith on written and telephonic communications received by the Representative without investigating the genuineness thereof or the power and authority of the author of such communications. Each Purchaser acknowledges and agrees that the Representative's duties and obligations under this Agreement are administrative and ministerial in nature, and that the Representative has no fiduciary obligation to the Purchasers.

(b) The Representative does not assume, and shall not have, any responsibility or liability, express or implied, for the adequacy, sufficiency, validity, collectability, genuineness, or enforceability of any of the Transaction Agreements, for the financial condition of the Company, for compliance by the Company with the terms and conditions of the Transaction Agreements, or for the accuracy of any financial or other information furnished to the Purchaser by the Representative or by any other party. The Representative shall not be required to ascertain or inquire as to the performance or observance by the Company of any of the terms, conditions, provisions, covenants, or agreements contained in any of the Transaction Agreements or as to the use of the proceeds of the offering of the Bridge Notes or of the existence or possible existence of any Event of Default thereunder.

(c) The Representative may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory, or other business with the Company or any affiliate thereof as if it were not performing the duties specified herein, and may accept fees and other consideration from the Company or affiliate for services in connection with such services, without having to account for the same to the Purchasers."

          SECTION 3.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

To induce the Purchasers to purchase the Bridge Notes, the Company represents and warrants to each Purchaser, except as referenced on SCHEDULE 1 hereto (the "DISCLOSURE SCHEDULE"), which reference shall set forth the specific section to which the qualification relates and the statement which constitutes the qualification, that:

SECTION  3.1     ORGANIZATION  AND  QUALIFICATION.

The Company and its subsidiaries are corporations duly organized, validly existing, and in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and each subsidiary is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

SECTION  3.2     AUTHORIZATION,  ENFORCEMENT, COMPLIANCE WITH OTHER INSTRUMENTS.

(a) The Company has the requisite corporate power and authority to enter into and perform each of this Agreement, any and all amendments thereto, the Bridge Notes, the Repricing Warrants, the Warrants, the Callable Warrants, the Registration Rights Agreement, the Escrow Agreement, the Global Tracker guaranty and security agreement, the individual guaranties and stock pledge agreements of each of Stulberg and Lewis, the Transfer Agent Instructions, the Financing Statement, and any related agreements (collectively, the "TRANSACTION AGREEMENTS" and individually a "TRANSACTION AGREEMENT"), and to issue the Bridge Notes, the Repricing Warrants, the Warrants, the Callable Warrants, the Conversion Shares, the Repricing Shares, the Warrant Shares, and the Callable Warrant Shares in accordance with the terms hereof and thereof;

(b) the execution and delivery by the Company of each of the Transaction Agreements and the consummation by it of the transactions contemplated thereby, including without limitation the issuance of the Bridge Notes, the Warrants, the Callable Warrants, and the Repricing Warrants, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Bridge Notes and the reservation for issuance and the issuance of the Repricing Shares, the Warrant Shares, and the Callable Warrant Shares upon exercise of the Repricing Warrants, the Warrants, and the Callable Warrants (the Bridge Notes, the Repricing Warrants, the Warrants, the Callable Warrants, the Conversion Shares, the Repricing Shares, the Warrant Shares, and the Callable Warrant Shares are hereinafter collectively, the "SECURITIES") have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its stockholders;

(c) each of the Transaction Agreements have been duly and validly executed and delivered by the Company; and

(d) each of the Transaction Agreements constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

SECTION  3.3     CAPITALIZATION.

Immediately prior to Closing, the authorized capital stock of the Company consisted of 56,600,000 shares of capital stock, of which 50,100,000 shares are Common Stock, par value $.001, of which 50,388,579 shares are issued and outstanding, and 6,500,000 shares of preferred stock ("PREFERRED STOCK"), par value $.001, none of which are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as described in Section 3.3 of the Disclosure Schedule, no shares of Common Stock or preferred stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in Section 3.3 of the Disclosure Schedule, as of the effective date of this Agreement, (a) there are no outstanding options, warrants, scrip, rights to subscribe to, calls, or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (b) there are no outstanding debt securities, and (c) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities in the manner contemplated by this Agreement. The Company has furnished to the Purchaser true and correct copies of the Company's Certificate of Incorporation, as amended (the "CHARTER") and the Company's Bylaws, as in effect on the date hereof (the "BYLAWS"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

SECTION  3.4     ISSUANCE  OF  SECURITIES.

The Bridge Notes have been duly authorized and are free from all taxes, liens, and charges with respect to the issue thereof. The Conversion Shares issuable upon conversion of the Bridge Notes have been duly authorized and reserved for issuance. The Repricing Warrants have been duly authorized and are free from all taxes, liens, and charges with respect to the issuance thereof. The Repricing Shares issuable upon exercise of the Repricing Warrants have been duly authorized and reserved for issuance. The Warrants have been duly authorized and are free from all taxes, liens, and charges with respect to the issuance thereof. The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and reserved for issuance. The Callable Warrants have been duly authorized and are free from all taxes, liens, and charges with respect to the issuance thereof. The Callable Warrant Shares issuable upon exercise of the Callable Warrants have been duly authorized and reserved for issuance. Upon conversion of the Bridge Notes, the Conversion Shares will, and upon exercise of the Repricing Warrants, the Warrants, and the Callable Warrants, the Repricing Shares, the Warrant Shares, and the Callable Warrant Shares will, be duly and validly issued, fully paid, and nonassessable, and free from all taxes, liens, and charges, with respect to the issuance thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

SECTION  3.5     NO  CONFLICTS.

Except as disclosed in Section 3.5 of the Disclosure Schedule, the execution, delivery, and performance of the Transaction Agreements by the Company, and the consummation by the Company of the transactions contemplated thereby, will not
(a) result in a violation of the Charter or the Bylaws of the Company or (b) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, any agreement, indenture, or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment, or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as described in Section 3.5 of the Disclosure Schedule, neither the Company nor any subsidiary is in violation of any term of, or in default under, its Charter or the Bylaws or their organizational charter or Bylaws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree, or order or any statute, rule, or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted in violation of any law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization, or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver, and perform any of its obligations under or contemplated by the Transaction Agreements in accordance with the terms thereof. Except as disclosed in Section
3.5 of the Disclosure Schedule, all consents, authorizations, orders, filings, and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

SECTION  3.6     SEC  DOCUMENTS;  FINANCIAL  STATEMENTS.

Since July 16, 1999, the Company has filed all reports, schedules, forms, statements, and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC DOCUMENTS"). The Company has made available to each Purchaser or its representative true and complete copies of the SEC Documents. The Company (i) is a "reporting issuer" as defined in Rule 902(1) of Regulation S and (ii) has a class of securities registered under Section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to Section 15(d) of the 1934 Act, and has filed all the materials required to be filed as reports pursuant to the Exchange Act for the period the Company was required by law to file such material. As of their respective dates, the financial statements of the Company included in the SEC Documents (the "FINANCIAL STATEMENTS") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and present fairly, in all material respects, the financial position of the Company as of the dates thereof, and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Purchaser which is not included in the SEC Documents, including, without limitation, information referred to in Section 3.5 of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

SECTION  3.7     ABSENCE  OF  CERTAIN  CHANGES.

Except as described in Section 3.7 of the Disclosure Schedule, since the date of the most recent audited balance sheet included in the SEC Documents, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations, or prospects of the Company or its subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its subsidiaries have any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings.

SECTION  3.8     ABSENCE  OF  LITIGATION.

There is no action, suit, proceeding, inquiry, or investigation before or by any court, public board, government agency, self-regulatory organization, or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, the Common Stock, or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would
(a) have a material adverse effect on the transactions contemplated hereby, (b) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Transaction Agreements, or
(c) except as expressly set forth in Schedule 3.8 of the Disclosure Schedule, have a material adverse effect on the business, operations, properties, financial condition, or results of operation of the Company and its subsidiaries taken as a whole.

SECTION  3.9     PURCHASE  OF  SECURITIES.

The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Purchasers or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser's purchase of the Securities. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

SECTION  3.10     NO  UNDISCLOSED  EVENTS,  LIABILITIES,  DEVELOPMENTS,  OR
CIRCUMSTANCES.

No event, liability, development, or circumstance has occurred or exists, or to the knowledge of the Company is contemplated to occur, with respect to the Company or its subsidiaries or their respective business, properties, prospects, operations, or financial condition, which could be material but which has not been publicly announced or disclosed in writing to the Purchaser.

SECTION  3.11     NO  GENERAL  SOLICITATION.

Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Bridge Notes or the Conversion Shares. The Company represents that it has not offered the Bridge Notes or Conversion Shares to the Purchaser in the U.S. or, to the best knowledge of the Company, to any person in the United States or any U.S. person.

SECTION  3.12     NO  INTEGRATED  OFFERING.

Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions.

SECTION  3.13     EMPLOYEE  RELATIONS.

Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

SECTION  3.14     INTELLECTUAL  PROPERTY  RIGHTS.

The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets, and rights necessary to conduct their respective businesses as now conducted. Except as set forth on
Section 3.14 of the Disclosure Schedule, none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets, or other intellectual property rights have expired or terminated, or are expected to expire or terminate in the near future. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of the trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret, or other similar rights of others. Except as set forth on Section 3.14 of the Disclosure Schedule, there is no claim, action, or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret, or other infringement, and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality, and value of all of their intellectual properties.

SECTION  3.15     ENVIRONMENTAL  LAWS.

The Company and its subsidiaries are (a) in compliance with any and all applicable foreign, federal, state, and local laws and regulations relating to the protection of human health and safety, the environment, or hazardous, toxic substances, wastes, pollutants, or contaminants ("ENVIRONMENTAL LAWS"), (b) have received all permits, licenses, or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (c) are in compliance with all terms and conditions of any such permit, license, or approval.

SECTION  3.16     TITLE.

The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, and defects except as described in Section 3.16 of the Disclosure Schedule or as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting, and enforceable leases with such exceptions as are not material, and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries. The Pledged Assets are owned by the Company free and clear of any and all encumbrances, liens, and adverse claims whatsoever, has been at all times prior to the date hereof, and shall remain from and after the date of this Agreement in the possession of the Company and located at its principal executive offices located in Toronto, Ontario. The fair market value of the Pledged Assets is not less than $6,000,000.

SECTION  3.17     INSURANCE.

The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks, and in such amounts, as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial, or otherwise, or the earnings, business, or operations of the Company and its subsidiaries, taken as a whole.

SECTION  3.18     REGULATORY  PERMITS.

The Company and its subsidiaries possess all certificates, authorizations, and permits issued by the appropriate federal, state, or foreign regulatory authorities necessary to conduct their respective businesses, except to the extent that the failure to possess any such certificate, authorization, and permit would not have a material adverse effect on the Company and its subsidiaries taken as a whole, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit.

SECTION  3.19     INTERNAL  ACCOUNTING  CONTROLS.

The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (c) access to assets is permitted only in accordance with management's general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

SECTION  3.20     NO  MATERIALLY  ADVERSE  CONTRACTS,  ETC.

Neither the Company nor any of its subsidiaries is subject to any charter, corporate, or other legal restriction, or any judgment, decree, order, rule, or regulation which in the judgment of the Company's officers has, or to the knowledge of the Company is expected in the future to have, a material adverse effect on the business, properties, operations, financial condition, results of operations, or prospects of the Company or its subsidiaries. Neither the Company nor any of its subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has, or to the knowledge of the Company is expected to have, a material adverse effect on the business, properties, operations, financial condition, results of operations, or prospects of the Company or its subsidiaries.

SECTION  3.21     TAX  STATUS.

Except as set forth on Section 3.21 of the Disclosure Schedule, the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports, and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes), and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports, and declarations, except those being contested in good faith, and has set aside on its books amounts deemed reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports, or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim, and except as set forth on Schedule 3.21, there are no open years, examinations in progress or claims against it for federal, state or other taxes (including penalties and interest) for any period or periods prior to the date hereof.

SECTION  3.22     CERTAIN  TRANSACTIONS.

Except  as  set  forth on Section 3.22 of the Disclosure Schedule and in the SEC
Documents, and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on Section 3.3 of the Disclosure Schedule, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers, and directors), including any contract, agreement, or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director, or such employee or, to the knowledge of the Company, any corporation, partnership, trust, or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, or partner.

SECTION  3.23     DILUTIVE  EFFECT.

The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Bridge Notes will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Bridge Notes in accordance with this Agreement and the Bridge Notes is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

SECTION  3.24     FEES  AND  RIGHTS  OF  FIRST  REFUSAL.

The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents, or other third parties.

SECTION  3.25     FOREIGN  CORRUPT  PRACTICES  ACT.

The Company has not made, offered, or agreed to offer anything of value to any government official, political party, or candidate for government office nor has it taken any action which would cause the Company to be in violation of the Foreign Corrupt Practices Act of 1977.

SECTION  3.26     DISCLOSURE.

Neither this Agreement nor any Schedule or Exhibit hereto, contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading.

             SECTION 4.  REPRESENTATION AND WARRANTIES OF PURCHASERS

Each Purchaser represents and warrants to the Company, with respect to such Purchaser only that:

SECTION  4.1     INVESTMENT  PURPOSE.

Purchaser is acquiring the Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; PROVIDED HOWEVER, that by making the representations herein, Purchaser does not agree to hold any Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

SECTION  4.2     ACCREDITED  INVESTOR  STATUS.

Purchaser is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D.

SECTION  4.3     RELIANCE  ON  EXEMPTIONS.

Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments, and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire such securities.

SECTION  4.4D.     INFORMATION.

Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances, and operations of the Company and materials relating to the offer and sale of the Securities, which have been requested by such Purchaser. Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Purchaser or its advisors, if any, or its representatives shall modify, amend, or affect such Purchaser's right to rely on the Company's representations and warranties contained in
Section 3 hereof. Purchaser understands that its investment in the Securities involves a high degree of risk. Purchaser has sought such accounting, legal, and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

SECTION  4.5     NO  GOVERNMENTAL  REVIEW.

Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities, or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

SECTION  4.6     TRANSFER  OR  RESALE.

Purchaser  understands  that  except  as  provided  in  the  Registration Rights
Agreement:

(a) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned, or transferred unless;

(i)     subsequently  registered  thereunder;

(ii) Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned, or transferred may be sold, assigned, or transferred pursuant to an exemption from such registration; or

(iii) Purchaser provides the Company with reasonable assurance that such securities can be sold, assigned, or transferred pursuant to Rule 144 or promulgated under the 1933 Act (or a successor rule thereto);

(b) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("RULE 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and

(c) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

SECTION  4.7     LEGENDS.

Purchaser understands that the certificates or other instruments representing the Bridge Notes and, until such time as the sale of the Conversion Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE  SECURITIES  ACT  OF  1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.
THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTive REGIStratiON STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Bridge Notes and the Conversion Shares, upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of the Conversion Shares is registered under the 1933 Act, (b) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment, or transfer of the Bridge Notes and the Conversion Shares may be made without registration under the 1933 Act, or (c) such holder provides the Company with reasonable assurances that the Bridge Notes and the Conversion Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

SECTION  4.8     AUTHORIZATION  ENFORCEMENT.

This Agreement has been duly and validly authorized, executed, and delivered on behalf of Purchaser and is a valid and binding agreement of Purchaser enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

SECTION  4.9     RESIDENCE.

Purchaser is a resident of that country specified in its address on the Schedule of Purchaser.

SECTION  4.10     NO  SCHEME  TO  EVADE  REGISTRATION.

Purchaser represents and warrants to the Company, as to itself only, that the acquisition of the Securities is not a transaction (or any element of a series of transactions) that is part of a plan or scheme by the Purchaser to evade the registration provisions of the 1933 Act and that

(a) such Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act;

(b) such Purchaser has sufficient knowledge and experience to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

(c) such Purchaser has had an opportunity to ask questions of and receive answers from and to discuss the Company's business, management, and financial affairs with the Company's management;

(d) the Securities are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof;

(e) such Purchaser was not offered nor made aware of the Company's interest in issuing the Bridge Notes by any means of public advertisement or solicitation;

(f) in connection with such Purchaser's purchase of the Securities, it has been solely responsible for its own (i) due diligence investigation of the Company and (ii) investment decision, and has not engaged or relied upon any agent or "purchaser representative" to review or analyze the Company's business and affairs or advise Purchaser with respect to the merits of the investment;

(g) such Purchaser has full power and authority to execute, deliver, and perform this Agreement; and this Agreement constitutes the legal, valid, and binding obligation of such Purchaser, enforceable against it in accordance with their respective terms; and

(h) if such Purchaser proposes to sell the Securities pursuant to Rule 144A under the Securities Act, it will (A) take reasonable steps to obtain the information required by such Rule to establish a reasonable belief that the prospective purchaser is a "qualified institutional buyer" as such term is defined in Rule 144A and (B) advise the prospective purchaser that the Purchaser is relying on the exemption from the registration provisions of the Securities Act available pursuant to Rule 144A.

SECTION  4.11     COVENANT  NOT  TO  TRADE.

Each Purchaser for itself and on behalf of each affiliate and associate of such Purchaser covenants and agrees, not to purchase, sell, make any short sale of, pledge, grant any option for the purchase or sale of or otherwise trade any Common Stock prior to the conversion of the Bridge Notes (other than a purchase of Common Stock from the Company pursuant to the exercise of the Repricing Warrant or the Warrant or the Callable Warrant), without the prior written consent of the Company.

                    SECTION 5.  CONDITIONS OF INITIAL CLOSING

The Purchaser's obligation to purchase and pay for the Securities is subject to the satisfaction prior to or at the Closing of the following conditions:

SECTION  5.1     TRANSACTION  AGREEMENTS.

The Company shall have delivered to Purchaser the Transaction Agreements as provided in Section 1.5, above, executed by all the parties thereto.

SECTION  5.2     OPINION  OF  COUNSEL.

Purchaser shall have received from counsel for the Company, an opinion in substantially the form of EXHIBIT F, addressed to Purchaser, dated the Closing Date. To the extent that the opinion referred to in the preceding sentence is rendered in reliance upon the opinion of any other counsel, Purchaser shall have received a copy of such opinion of such other counsel, dated the Closing Date and addressed to Purchaser, or a letter from such other counsel, dated the Closing Date and addressed to Purchaser, authorizing Purchaser to rely on such other counsel's opinion.

SECTION  5.3     REPRESENTATIONS  AND  WARRANTIES;  NO  DEFAULT.

The representations and warranties of the Company contained in this Agreement and those otherwise made in writing by or on behalf of the Company in connection with the transactions contemplated by this Agreement shall be true in all material respects, except to the extent of changes caused by the transactions contemplated herein; PROVIDED HOWEVER, that there shall exist at the time of the Closing and after giving effect to such transactions no Event of Default (as defined in Section 10 of the Bridge Notes).

SECTION  5.4     PURCHASE  AND  LOAN  PERMITTED  BY  APPLICABLE  LAWS.

The purchase of, and payment for, all the Securities evidenced by or attendant to the Bridge Notes shall not violate any applicable domestic law or governmental regulation (including, without limitation, Section 5 of the Securities Act) and shall not subject Purchaser to any tax, penalty, liability, or other onerous condition under, or pursuant to, any applicable law or governmental regulation or order.

SECTION  5.5     NO  ADVERSE  LITIGATION.

There shall be no action, suit, investigation, or proceeding, pending or, to the best of Purchaser's or the Company's knowledge, threatened, against or affecting Purchaser, the Company, any of Purchaser's or the Company's properties or rights, or any of Purchaser's or the Company's Affiliates, officers, or directors, by or before any court, arbitrator, or administrative or governmental body which (i) seeks to restrain, enjoin, prevent the consummation of, or otherwise affect the transactions contemplated by this Agreement or (ii) questions the validity or legality of any such transactions, or (iii) seeks to recover damages or obtain other relief in connection with any such transactions, and, to the best of Purchaser's and the Company's knowledge, there shall be no valid basis for any such action, proceeding, or investigation, and Purchaser shall have received a certificate executed by the chief executive officer of the Company, dated the Closing Date, to such effect.

SECTION  5.6     APPROVALS  AND  CONSENTS.

The Company shall have duly received all authorizations, waivers, consents, approvals, licenses, franchises, permits, and certificates (collectively, "CONSENTS") by or of all federal, state, and local governmental authorities and all material consents by or of all other persons necessary or advisable for the issuance of the Bridge Notes, all such consents shall be in full force and effect at the time of Closing, and Purchaser shall have received a certificate executed by the chief executive officer of the Company, dated the Closing Date, to such effect.

SECTION  5.7     NO  MATERIAL  ADVERSE  CHANGE.

Since {INSERT DATE OF LAST 10-Q - JAY/ROB}, there shall not have been any material adverse change in the business, condition (financial or other), assets, properties, operations, or prospects of the Company, and Purchaser shall have received a certificate executed by the chief executive officer of the Company, dated the Closing Date, to such effect.

SECTION  5.8     PROCEEDINGS.

All proceedings taken or to be taken in connection with the transactions contemplated hereby, and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchaser and Purchasers counsel, and Purchaser and Purchasers counsel shall have received all such counterpart originals or certified or other copies of such documents as the Purchaser or Purchasers' counsel may reasonably request.

SECTION  5.9     SECRETARY  CERTIFICATE.

Purchaser shall have received a Secretary's Certificate from the Secretary or an Assistant Secretary of the Company dated the Closing Date and certifying: (A) that attached thereto is a true and complete copy of the Charter as then in effect, certified or bearing evidence of filing by the Secretary of State of Delaware, and (B) a certificate of said Secretary of State, dated as of a recent date as to the due incorporation and good standing of the Company, the payment of all franchise taxes by the Company, and listing all documents of the Company on file with said Secretary of State; (C) that attached thereto is a true and complete copy of the Bylaws of the Company as in effect on the date of such certification; (D) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors or the shareholders of the Company authorizing the execution, delivery, and performance of Transaction Agreements and the issuance, sale, and delivery of the Securities, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the foregoing agreements and the transactions contemplated thereby; (E) that the Charter has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (A) above; and (F) to the incumbency and specimen signature of each officer of the Company executing all Transaction Agreements and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate.

SECTION  5.10     TRANSFER  AGENT  INSTRUCTIONS.

The Transfer Agent Instructions, in form and substance satisfactory to the Purchaser, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

                  SECTION 6.  CONDITIONS TO SUBSEQUENT CLOSINGS

SECTION  6.1     REPRESENTATIONS  AND  WARRANTIES;  NO  DEFAULT.

The representations and the warranties of the Company contained in this Agreement and those otherwise made in writing by or on behalf of the Company in connection with the transactions contemplated by this Agreement shall be true in all material respects, except to the extent of changes caused by the transactions contemplated herein; PROVIDED HOWEVER, that there shall exist no Event of Default under this Agreement or any of the Bridge Notes at the time of the Subsequent Closing.

SECTION  6.2     NO  SUSPENSIONS.

There shall be no suspensions of trading in or in delisting (or pending delisting) of the Common Stock.

SECTION  6.3     OPINION  OF  COUNSEL.

Purchaser shall have received from counsel for the Company, an opinion in substantially the form of EXHIBIT F, addressed to Purchaser, dated as of each Additional Closing Date. To the extent that the opinion referred to in the preceding sentence is rendered in reliance upon the opinion of any other counsel, Purchaser shall have received a copy of such opinion of such other counsel, dated the Additional Closing Date and addressed to Purchaser, or a letter from such other counsel, dated the Additional Closing Date and addressed to Purchaser, authorizing Purchaser to rely on such other counsel's opinion.

SECTION  6.4     DUE  DILIGENCE.

Purchaser shall be satisfied with the results of periodic due diligence investigations and shall have received a "comfort" letter from the Company's auditors with respect to the financial statements filed by the Company in its quarterly and annual securities filings.

SECTION  6.5     SHAREHOLDER  APPROVAL.

Company, if required, must obtain shareholder approval on placement so as to address the 20% rule.

SECTION  6.6     NO  MATERIAL  ADVERSE  CHANGE.

Since date hereof, there shall not have been any material adverse change in the business, condition (financial or other), assets, properties, operations, or prospects of the Company, and Purchaser.

                        SECTION 7.  AFFIRMATIVE COVENANTS

The Company covenants that from and after the date of this Agreement through the Closing and thereafter so long as any of the Bridge Notes remain outstanding:

SECTION  7.1     FINANCIAL  INFORMATION.

The  Company  shall  furnish  to  Purchaser:

(a) within five (5) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K, and any registration statements or amendments filed pursuant to the 1933 Act;

(b) within one (1) day after release thereof, copies of all press releases issued by the Company or any of its subsidiaries;

(c) copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders;

(d) promptly upon any officer of the Company obtaining knowledge (i) of any condition or event which constitutes an Event of Default, (ii) that the holder of any Bridge Notes has given any notice or taken any other action with respect to a claimed Event of Default under this Agreement, (iii) of any condition or event which, in the opinion of management of the Company would have a material adverse effect on the business, condition (financial or other), assets, properties, operations, or prospects of the Company, other than conditions or events applicable to the economy as a whole, (iv) that any person has given any notice to the Company or taken any other action with respect to a claimed Event of Default, or (v) of the institution of any litigation involving claims against the Company, unless such litigation is defended by the insurance carrier without any reservation of rights and is reasonably expected to be fully covered by a creditworthy insurer, in an amount equal to or greater than $250,000 with respect to any single cause of action or of any adverse determination in any litigation involving a potential liability to the Company equal to or greater than $100,000 with respect to any single cause of action, a certificate executed by the chief executive officer of the Company specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or person and the nature of such claimed Event of Default, event or condition, and what action the Company has taken, is taking, or proposes to take with respect thereto; and

(e) with reasonable promptness, such other information and data with respect to the Company as Purchaser may reasonably request.

SECTION  7.2     FORM  D.

The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Purchaser at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing Date.

SECTION  7.3     REPORTING  STATUS.

Until the earlier of (a) the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares without restriction pursuant to Rule l44(k) promulgated under the 1933 Act (or successor thereto), or (b) the date on which (i) the Investors shall have sold all the Conversion Shares and (ii) none of the Bridge Notes is outstanding (the "REGISTRATION PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

SECTION  7.4     INSPECTION  OF  PROPERTY.

The Company will permit any Person designated by any Purchaser in writing, at Purchaser's expense, to visit and inspect any of the properties of the Company, to examine the books and financial records of the Company and make copies thereof or extracts therefrom and to discuss its affairs, finances, and accounts with its officers and its independent public accountants, all at reasonable times and upon reasonable prior notice to the Company.

SECTION  7.5     MAINTENANCE  OF  PROPERTIES;  INSURANCE.

The Company will maintain or cause to be maintained in good repair, working order, and condition all properties used or useful in the business of the Company and from time to time will make or cause to be made all appropriate repairs, renewals, and replacements thereof. The Company will maintain or cause to be maintained, with financially sound and reputable insurers (or, as to workers' compensation or similar insurance, in an insurance fund or by self-insurance authorized by the laws of the jurisdiction in question), insurance with respect to their respective properties and businesses against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such type and in such amounts as are customarily carried under similar circumstances by such other corporations and as are in good faith believed by the Company to be sufficient to prevent the Company from becoming a co-insurer within the terms of the policies in question.

SECTION  7.6     MAINTENANCE  OF  SECURITY  INTEREST.

The Company will maintain or cause to be maintained a perfected first priority security interest in certain collateral pledged as security therefor in favor of each group of Purchasers purchasing Bridge Notes at a Closing. Each such first priority security interest granted in collateral at each Closing shall have a value of not less than 200% of the aggregate principal amount of the Bridge
Notes  purchased  at  each  such  Closing  and  then  outstanding.

SECTION  7.7     EXPENSES.

The Company and Purchasers shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution, and delivery of this Agreement, the Bridge Notes, the Escrow Agreement, the Registration Rights Agreement, and other documents executed in connection with the issuance of the Bridge Notes. The costs and expenses of Sovereign Capital, LLC including the fees and expenses of Balboni Law Group, LLC (not to exceed $17,500 in fees PLUS all expenses for the First Closing) shall be paid for by the Company at the First Closing and the fees and expenses for all subsequent Closings (not to exceed $4,500 in fees PLUS expenses for the Second Closing and $2,500 in fees PLUS all expenses for each subsequent Closing) shall be paid at each subsequent Closing. The fee limits of counsel to Sovereign Capital Advisors, LLC cited in this Section 7.7 are subject in all instances to such counsel providing all transaction documents, agreements, certificates, and the like necessary for the transactions contemplated hereunder, and receiving a reasonable level of comments thereto. However, should such counsel prepare such documents, agreements, and certificates for any Additional Closing and subsequently receive substantial additional comments to such documents, agreements, and certificates (for example, as a result of changes requested by or comments of the Company to any part or structure of the transactions contemplated hereunder), then such hourly limits for any given Additional Closing shall not apply and such counsel shall bill and the Company agrees to pay for all such additional work at such counsel's normal hourly rates then in effect.

SECTION  7.8     AUTHORIZED  SHARES  OF  COMMON  STOCK,  RESERVATION  OF SHARES.

The Company shall at all times, so long as any of the Bridge Notes are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Bridge Notes, such number of shares of Common Stock equal to or greater than 150% of the number of Conversion Shares issuable upon conversion of the Bridge Notes which are then outstanding or which could be issued at any time under this Agreement.

SECTION  7.9     CORPORATE  EXISTENCE,  ETC.

The Company will at all times preserve and keep in full force and effect its corporate existence, and rights, licenses, and franchises material to its business, and will qualify to do business as a foreign corporation in each jurisdiction where the failure to so qualify would have a material adverse effect on the business, condition (financial or other), assets, properties, or operations of the Company, taken as a whole.

SECTION  7.10     TRANSFER  AGENTS.

The Company covenants and agrees that, in the event that the Company's agency relationship with the transfer agent should be terminated for any reason prior to a date which is two (2) years after the Closing Date, the Company shall immediately appoint a new transfer agent and shall require that the transfer agent execute and agree to be bound by the terms of the Irrevocable Instructions to Transfer Agent.

SECTION  7.11     SHAREHOLDER  APPROVAL;  PROXY.

The Company covenants to submit to its shareholders a proposal for ratification of the issuance of the Bridge Notes and the Conversion Shares, if and as required by the rules of the National Association of Securities Dealers, Inc. (the "NASD") applicable to the transaction. All officers and directors will, upon request of Purchaser, execute a proxy authorizing Purchaser or any designee of Purchaser to vote all shares of Common Stock, the voting of which is controlled by such officer or director, at any meeting (or any adjournment thereof) at which Shareholder action is proposed to ratify the issuance of the Bridge Notes and the Conversion Shares.

SECTION  7.12     TRANSFER  AGENT  INSTRUCTIONS.

The Company shall issue Transfer Agent Instructions to its transfer agent to issue certificates, registered in the name of the Purchaser or its respective nominee(s), for the Conversion Shares, the Repricing Shares, the Warrant Shares, and the Callable Warrant Shares in such amounts as specified from time to time by the Purchaser to the Company upon conversion of the Bridge Notes, except as provided in Section 7.8 herein. Prior to registration of the Conversion Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 4.7 of this Agreement. The Company warrants that no instruction other than the Transfer Agent Instructions referred to in this
Section 7.12, and stop transfer instructions to give effect to Section 4.7 hereof (in the case of the Conversion Shares, prior to registration of such shares under the 1933 Act) will be given by the Company to its transfer agent and that the Bridge Notes and the Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 7.12 shall affect in any way the Purchaser's obligations and agreement to comply with all applicable securities laws upon resale of the Bridge Notes or Conversion Shares. If the Purchaser provides the Company with an opinion of counsel, reasonably satisfactory in form, and substance to the Company, that registration of a resale by the Purchaser of any of the Bridge Notes or Conversion Shares is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Purchaser. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 7.12 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 7.12, that the Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

SECTION  7.13     PAYMENT  OF  TAXES.

The Company will pay all taxes, assessments, and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its franchises, business, income, or properties before any penalty or significant interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials, and supplies) for sums which have become due and payable and which by law have or may become a lien upon any of its properties or assets, PROVIDED that no such charge or claim need be paid if such claim is (i) being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, and (ii) the amount of such claim is accrued on the financial statements of the Company or other appropriate provision is made as shall be required by generally accepted accounting principles.

SECTION  7.14     COMPLIANCE  WITH  LAWS,  ETC.

The Company will comply with the requirements of all applicable laws, rules, regulations, and orders of any court or other governmental authority (including, without limitation, those related to environmental or ERISA compliance), noncompliance with which could materially adversely affect the business, condition (financial or other), assets, property, operations, or prospects of the Company.

SECTION  7.15     USE  OF  PROCEEDS.

The Company will use the proceeds from the sale and issuance of the Bridge Notes as follows: provide the Company with operating capital, repayment of certain limited existing indebtedness of the Company, and capital expenditures.

SECTION  7.16     REGISTRATION  STATEMENT.

The Company shall (a) file a Registration Statement, covering the resale of shares of Common Stock received upon conversion of the Bridge Notes, the Repricing Warrants, the Warrants, and the Callable Warrants to permit the holder(s) thereof to resell from and after the Registration Deadline (as such term is defined therein) in accordance with the Registration Rights Agreement,
(b) use its best efforts to have the Registration Statement declared effective in accordance with the Registration Rights Agreement, and (c) keep such Registration Statement current and effective for a period 12 months from the effective date of such Registration Statement in accordance with the Registration Rights Agreement.

SECTION  7.17     LISTINGS.

The Company shall promptly secure the listing of the Conversion Shares, the Repricing Shares, the Warrant Shares, and the Callable Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listings of all Conversion Shares, the Repricing Shares, the Warrant Shares, and the Callable Warrant Shares from time to time issuable under the terms of the Bridge Notes, the Repricing Warrants, the Warrants, the Callable Warrants, and the Registration Rights Agreement. The Company shall maintain the Common Stock's authorization for quotation in the over-the-counter market. The Company shall promptly provide to Purchaser copies of any notices it receives regarding the continued eligibility of the Common Stock for trading in the over-the-counter market.

SECTION  7.18     INDEMNIFICATION.

In consideration of the Purchaser's execution and delivery of this Agreement and acquiring the Securities hereunder and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify, and hold harmless each Purchaser and each other holder of the Securities and each officer, director, employee, and agent of each Purchaser (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities, and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in any Transaction Agreement or any other certificate, instrument, or document contemplated hereby or thereby, (b) any breach of any covenant, agreement, or obligation of the Company contained in the Transaction Agreements, or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit, or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance, or enforcement of this Agreement or any other instrument, document, or agreement executed pursuant hereto by any of the Indemnitees, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Bridge Notes, or the status of the Purchaser or holder of the Bridge Notes or the Conversion Shares, as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                          SECTION 8. NEGATIVE COVENANTS

The provisions of this Section 8 shall remain in effect so long as any of the Bridge Notes shall remain outstanding.

SECTION 8.1 DEFINITION OF DEBT. For purposes of this Agreement, the capitalized term "DEBT" of any Person shall mean:

(a) all indebtedness of such Person for borrowed money, including without limitation obligations evidenced by bonds, debentures, Bridge Notes, or other similar instruments;

(b) all indebtedness guaranteed in any manner by such Person, or in effect guaranteed by such Person through an agreement to purchase, contingent or otherwise;

(c) all accounts payable which, to the knowledge of such Person, have remained unpaid for a period of 90 days after the same become due and payable in accordance with their respective terms taking into account any grace period relating to the due date expressly set forth in the applicable invoice with respect to the payment of such accounts payable;

(d) all indebtedness secured by any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness;

(e) all indebtedness created or arising under any conditional sale agreement or lease in the nature thereof (including obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capitalized leases) (but excluding operating leases) or other title retention agreement with respect to property acquired by such Person, even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession of such property;

(f)     all  bankers'  acceptances  and  letters  of  credit;  and

(g) liabilities in respect of unfunded vested benefits under Plans covered by Title IV of ERISA.

SECTION  8.2     RESTRICTIONS  ON  DEBT.

The Company will not create, assume, or incur or become or at any time be liable in respect of, any Debt, except:

(a)     the  Bridge  Notes  issued  pursuant  to  this  Agreement;

(b) Debt outstanding on the date hereof to the extent reflected on the most recent balance sheet of the Company or incurred in the ordinary course of business thereafter; and

(c)     Debt  incurred  in  permitted  real  estate  investments;  and

(d)     purchase  money  security  interests  not  to  exceed $250,000 per year.

Notwithstanding the foregoing provisions of Section 8.2, the Company will not create, assume, or incur, or become or at any time be liable in respect of, any Debt for money borrowed, advances made, or goods purchased, if the Purchaser, the Person making such advances, or the vendor of such goods (or any Person who guarantees or becomes surety for all or any part of such Debt or acquires any right or incurs any obligation to become, either immediately or upon the occurrence of some future contingency, the owner of all or any part thereof) shall have any right, by reason of any statute or otherwise, to have any claim in respect of such Debt first satisfied out of the general assets of the Company in priority to the claims of its general creditors.

SECTION  8.3     RESTRICTIONS  ON  DIVIDENDS.

The Company will not (a) pay any dividends, in cash or otherwise, on, (b) make any distributions to holders of, or (c) purchase, redeem, or otherwise acquire any of its outstanding Common Stock or Preferred Stock or set apart assets for a sinking or other analogous fund for the purchase, redemption, retirement, or other acquisition of, any shares of its Common Stock or Preferred Stock; PROVIDED HOWEVER, that the Company may, so long as at the time of and after giving effect thereof no Event of Default has occurred and is continuing: (i) pay dividends on its outstanding Preferred Stock in accordance with the Charter;
(ii) with prior written approval of each Purchaser, repurchase shares of its Common Stock issued or to be issued by the Company upon exercise of stock options granted to employees and directors of the Company pursuant to the terms of plans adopted by the Board of Directors of the Company; and (iii) pay cash in lieu of fractional shares of its Common Stock on the exercise of outstanding warrants to purchase its Common Stock, pursuant to the terms of such warrants.

SECTION  8.4     RESTRICTIONS  ON  TRANSACTIONS  WITH  AFFILIATES.

The Company will not make any loans or advances to any of its officers, directors, shareholders, or Affiliates, other than expense advances made by the Company to its officers and employees in the ordinary course of business. The
Company will not increase the salary of any executive officer, or the remuneration of any director.

SECTION  8.5     RESTRICTIONS  ON  INVESTMENTS.

Other than as permitted by this Agreement, the Company will not purchase or acquire or invest in, or agree to purchase or acquire or invest in the business, property, or assets of, or any securities of, any other company or business, PROVIDED HOWEVER, that the Company may invest its Excess Cash as defined below in:

(a) securities issued or directly and fully guaranteed or insured by the United States government or any agency thereof having maturities of not more than one year from the date of acquisition;

(b) certificates of deposit or eurodollar certificates of deposit, having maturities of not more than one hundred eighty days from the date of acquisition, or one year from the date of acquisition in the case of certificates of deposit or eurodollar certificates of deposit being used to secure the Company's reimbursement obligations under letters of credit (provided that nothing contained herein shall be construed to permit letters of credit not otherwise permitted under this Agreement);

(c) commercial paper of any Person that is not a subsidiary or an Affiliate of the Company, maturing within one hundred eighty days after the date of acquisition;

(d)     bank  loan  participations;  and

(e) money market instruments having maturities of not more than one hundred eighty days from the date of acquisition, or one year from the date of acquisition in the case of money market instruments being used to secure the Company's reimbursement obligations under letters of credit (provided that nothing contained herein shall be construed to permit letters of credit not otherwise permitted under this Agreement);

in all cases of such credit quality as a prudent business person would invest in. As used in this Section, "EXCESS CASH" shall mean that portion of the proceeds of the Bridge Notes which has not been invested as described in Section
7.15  hereof.

SECTION  8.6     RESTRICTIONS  ON  SALE  AND  LEASE-BACK  TRANSACTIONS.

The Company will not sell or transfer any of its properties to anyone with the intention of taking back a lease of the same property or leasing other property for substantially the same use as the property being sold or transferred;
PROVIDED HOWEVER, that (a) the Company may continue and extend its existing leasing arrangements and may lease, under operating leases, any fixtures, equipment, and real estate that do not constitute Pledged Assets in the ordinary course of business of the Company, and (b) the Company may otherwise make real estate investments but only with the consent of the Purchasers as provided for herein.

SECTION  8.7     RESTRICTIONS  ON  SALES  OF  ASSETS.

The Company will not sell, transfer, or dispose of any property except for sales of obsolete equipment having a book value at the time of sale of not more than $100,000 in the aggregate in any fiscal year.

SECTION  8.8     RESTRICTIONS  ON  SUBSIDIARIES.

The Company will not, without the written consent of Purchaser to organize, or transfer any assets to, any Subsidiaries, PROVIDED that, if consent of the Purchaser is obtained and any Subsidiaries are organized, or assets transferred, in compliance with this Section 8.8, the Company will not permit such Subsidiaries to enter into any transaction or agreement which would violate any of the provisions of this Section 8 if such provisions were applicable to such Subsidiary.

SECTION  8.9     CHANGE  IN  BUSINESS;  OPERATIONS.

The Company will not cause or effect any change in or addition to the primary business of the Company that has not been approved by Purchaser, such that more than 10% of the consolidated net earnings of the Company are derived from a business other than the business in which the Company was engaged on the date hereof as reflected in the applicable last SEC Document filed prior to the First Closing ("CHANGE IN BUSINESS"), except any such changes approved in advance in writing by the Representative. The business of the Company and its subsidiaries shall not be conducted in violation of any law, ordinance, or regulation of any governmental entity.

SECTION  8.10     EXCEPTIONS  WITH  CONSENT  OF  PURCHASERS.

The Company may seek an exception to any prohibited action under this Section by FIRST, giving written notice to all Purchasers of Bridge Notes under this Agreement, along with copies of all documentation requested by any Purchaser relating to such requested exception, and SECOND, in the sole discretion of Purchasers, satisfactorily responding to any Purchaser inquiries about the requested action. The Company may undertake any such requested action otherwise prohibited by this Section 8 only after receiving the advance written consent of Purchasers representing not less than two-thirds (2/3) of all amounts due under Bridge Notes issued hereunder and then outstanding.

                          SECTION 9.     MISCELLANEOUS.

SECTION  9.1     COUNTERPARTS.

This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

SECTION  9.2     HEADINGS.

The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

SECTION  9.3     SEVERABILITY.

If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

SECTION  9.4     ENTIRE  AGREEMENT.  AMENDMENTS.

This Agreement supersedes all other prior oral or written agreements between the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant, or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

SECTION  9.5     NOTICES.

Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, PROVIDED a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If  to  the  Company:

                           The  Tracker  Corporation  of  America

                           180  Dundas  Street  West,  26th  Floor

                           Toronto,  Ontario

                           Canada  M5G  1Z8

                           Attention:

                           Telephone:  (416)  593-2604

Facsimile:

With  a  copy  to:

                           [name  of  Firm]

                           Attention: Robert  D.  Arkin

                           Telephone:

                           Facsimile:

If to any Purchaser, to its address and facsimile number on the signature page of such Purchaser hereto, with copies to such Purchaser's counsel as set forth on the signature page of such Purchaser hereto. Each party shall provide five-
(5) days prior written notice to the other party of any change in address or facsimile number.

SECTION  9.6     INTEREST.

In no event shall the amount of interest due or payable hereunder or under the Bridge Notes exceed the maximum rate of interest allowed by applicable law, and if any such payment is inadvertently made by the Company or is inadvertently received by any holder of Bridge Notes, then such excess sum shall be credited as a payment of principal, unless the applicable holder of a Bridge Notes shall notify the Company in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Company not pay and the holder of the Bridge Notes not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Company under applicable law.

SECTION  9.7     SUCCESSORS  AND  ASSIGNS.

This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights hereunder without the consent of the Company, PROVIDED HOWEVER, that any such assignment shall not release such Purchaser from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption.

SECTION  9.8     NO  THIRD  PARTY  BENEFICIARIES.

This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

SECTION  9.9     PUBLICITY.

The Company and Purchasers shall have the right to approve, before issuance, any press releases or any other public statements with respect to the transactions contemplated hereby; PROVIDED HOWEVER, that the Company shall be entitled, without the prior approval of Purchasers, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although the Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

SECTION  9.10     FURTHER  ASSURANCES.

Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

SECTION  9.11     NO  STRICT  CONSTRUCTION.

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

SECTION  9.12     GOVERNING  LAW.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of Georgia without regard to the principles of conflict of laws. The parties agree that any appropriate State court located in New Castle County, Delaware or the Federal courts located in the District of Delaware, shall have jurisdiction of any case or controversy arising under or in connection with this Agreement and shall be the proper forum in which to adjudicate such case or controversy, and the parties further agree to submit to the personal jurisdiction of such court.

IN WITNESS WHEREOF, Purchasers and the Company have caused this Series 1 Bridge Note Purchase and Security Agreement to be duly executed as of the date first written above.



                       [Signatures on the following page]

                             COMPANY SIGNATURE PAGE

                                       TO

              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT

                                       COMPANY

                                       THE  TRACKER  CORPORATION  OF  AMERICA

                                       By: /s/ Jay  S.  Stulberg
                                       -----------------------------
                                       Jay  S.  Stulberg,  President

                            PURCHASER SIGNATURE PAGE

                                       TO

              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT

                                       PURCHASER

                                       Purchaser  Name:
                                       -----------------------------
                                       By:
                                       -----------------------------
                                       Name:
                                       -----------------------------
                                       Title:
                                       -----------------------------


PURCHASER  NAME
ADDRESS  AND
FACSIMILE  NUMBER

PRINCIPAL  AMOUNT
OF  BRIDGE  NOTES
PURCHASED

PURCHASER'S  LEGAL
COUNSEL  ADDRESS
AND  FACSIMILE  NUMBER

                                   SCHEDULE 1

                               DISCLOSURE SCHEDULE

                                       TO

              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT

                                    EXHIBIT A

                                       TO

              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT

                          FORM OF SERIES 1 BRIDGE NOTE

            (WITH FORM OF REPRICING WARRANT ATTACHED AS ATTACHMENT 1)

Form  Attached  hereto.

THIS BRIDGE NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS REGISTERED UNDER SUCH ACT OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                       THE TRACKER CORPORATION OF AMERICA
                         SERIES 1 BRIDGE FINANCING NOTE

No.  S1BFN-__                  $___,000.00     August                 ___,  1999

     THE TRACKER CORPORATION OF AMERICA, a Delaware corporation (such corporation, or any successor permitted hereunder, the "COMPANY"), for value received, hereby promises to pay to [HOLDER NAME], a [resident of the State of] ______ [corporation] [limited liability company] or any subsequent holder hereof (such holders, assignees, or any registered assignees, the "HOLDERS"), the principal sum of ___ THOUSAND DOLLARS (US $____,000.00), and to pay interest on such principal sum, at the rate of eight percent (8%) per annum (the "NOTE RATE") from the Original Issue Date (as defined below) until the one hundred twentieth (120th) day after the Original Issue Date (the "MATURITY DATE") and at the rate of eleven percent (11%) per annum (the "DEFAULT RATE") after the Maturity Date until payment of all principal, premium, and accrued and unpaid interest has been paid in full. Interest shall be payable on the Maturity Date. All such interest shall be computed on the basis of the actual number of days elapsed during any interest period in a year of 360 days. The date on which this Series 1 Bridge Note shall have first been issued is referred to herein as the "ORIGINAL ISSUE DATE."

     SECTION  1.     DESCRIPTION.
     This Bridge Note is one of a series of Series 1 Bridge Financing Notes that have been authorized by the Company (the "SERIES 1 BRIDGE NOTES") and are alike except for principal amount and issue date, and are in registered form. This Series 1 Bridge Note is convertible, into shares of the Company's Common Stock, $.001 par value (the "COMMON STOCK"), as provided herein, and, effective upon any such conversion, the Common Stock so issued shall be subject to all terms and conditions and shall enjoy all rights, privileges, and preferences applicable to such Common Stock under the Company's Certificate of Incorporation (the "CERTIFICATE OF INCORPORATION"). The Common Stock issuable upon conversion of this Series 1 Bridge Note (the "CONVERSION SHARES") are entitled to registration rights pursuant to a Registration Rights Agreement between Holder, the Company, and certain other signatories thereto dated August 18, 1999 (the "REGISTRATION RIGHTS AGREEMENT"). This Series 1 Bridge Note is secured by certain specified shares of Common Stock of the Company being pledged therefor and having a value of approximately 200% of the principal amount of this Series 1 Bridge Note pursuant to the terms of a Series 1 Bridge Note Purchase and Security Agreement dated August 18, 1999 (the "PURCHASE AGREEMENT") and a Stock Pledge Agreement dated August 18, 1999, and is otherwise entitled to all of the rights and benefits thereunder.

     SECTION  2.     OFFICE  FOR  REGISTRATION  AND  CONVERSION.
     The Company shall maintain an office where this Series 1 Bridge Note shall be surrendered or presented for registration of transfers or exchanges and conversions. This office will initially be located at the offices of the Company at 180 Dundas Street West, 26th Floor, Toronto, Ontario, Canada M5G 1Z8. The Company shall keep a register of the Series 1 Bridge Notes and of their transfer and exchange, including the names and addresses of Holders of the Series 1 Bridge Notes. Holder shall give the Company notice of any change in Holder's address to the office indicated in this Section 2. Upon two- (2) business days written request, the Company shall permit Holder or its duly authorized representatives to inspect such register. Upon written notice to Holder, the Company may change the address of the office to be maintained by the Company pursuant to this Section 2 or appoint one or more co-registrars, stock registrars, paying agents, or conversion agents to assist the Company in performing its functions under the Series 1 Bridge Notes.

     SECTION  3.     REDEMPTION.
     (a) MANDATORY REDEMPTION. If this Series 1 Bridge Note is outstanding on the Maturity Date, this Series 1 Bridge Note shall be due and payable as follows:

     (i) if on the Maturity Date a Registration Statement IS effective with respect to the Conversion Shares, the Company shall give written notice to Holder of its intent to redeem the then outstanding principal amount of this Series 1 Bridge Note, which notice shall state the election of the Company to pay the redemption price in cash or by conversion of this Series 1 Bridge Note into Common Stock, in the manner contemplated by Section 3(c) hereof. Regardless of the manner in which paid, the redemption price (the "MATURITY DATE REDEMPTION PRICE") shall be equal to 112.5% of the then outstanding principal amount of this Series 1 Bridge Note PLUS accrued and unpaid interest thereon at the Note Rate through and including the Maturity Date and at the Default Rate after the Maturity Date through and including the date the payment is disbursed (whether by issuance of Conversion Shares or a payment in cash).

     (ii) if on the Maturity Date a Registration Statement IS NOT effective with respect to the Conversion Shares, Holder may, in addition to all other rights and remedies of Holder hereunder and under the Purchase Agreement, elect to make written demand to the Company to redeem, all or part of the then outstanding principal under this Series 1 Bridge Note. Such demand shall specify Holder's election to accept payment of the redemption price in cash or by conversion of this Series 1 Bridge Note into Common Stock, in the manner contemplated by Section 3(c) hereof. The Company shall have three (3) Business Days after its receipt of such demand to confirm its intention to redeem this Series 1 Bridge Note by tendering to Holder either (A) cash or (B) Conversion Shares (as specified in Holder's demand), in the manner contemplated by Section 3(c) hereof. In either case the redemption price shall be equal to the Maturity Date Redemption Price.

     (iii) The date of any redemption under either subparagraph (i) or (ii) above shall be referred to as a "REDEMPTION DATE."

     (b) VOLUNTARY REDEMPTION. At any time from and after the Original Issue Date up to but not including the Maturity Date, the Company may, at its option, call and redeem this Series 1 Bridge Note, at the redemption price set forth in subparagraph (i), below, PLUS accrued and unpaid interest on such redeemed amount through and including the Voluntary Redemption Date, as such term is defined below (such redemption being the "VOLUNTARY REDEMPTION"), under and in accordance with the following terms and procedures:

     (i) The Company at its option prior to the Maturity Date may redeem this Series 1 Bridge Note at the Redemption Price set forth below PLUS all accrued and unpaid interest on the principal amount through and including the Voluntary Redemption Date (the "VOLUNTARY REDEMPTION PRICE") as of a Voluntary Redemption Date:

REDEMPTION DATE                                                      REDEMPTION PRICE
Original Issue Date through and including the 90th day                      110%
afterthe Original Issue Date

91st day after the Original Issue Date through and including              112.5%
the 120th day after the Original Issue Date

121st day after the Original Issue Date through and including               115%
the date of redemption or conversion

     (ii) At least ten (10) days before a Voluntary Redemption, the Company shall mail a notice of redemption to Holder, stating (A) the redemption date, which shall be a business day in New York, New York (the "VOLUNTARY REDEMPTION DATE"), (B) the aggregate principal amount of this Series 1 Bridge Note to be redeemed, (C) the Voluntary Redemption Price, and (D) the name and address of the Person to whom this Series 1 Bridge Note must be presented to receive payment if required pursuant to paragraph (iv) below. Once notice of redemption is mailed and the Company shall have complied with paragraph (iii) below, the Voluntary Redemption Price shall become due and payable on the Voluntary Redemption Date.

     (iii) On or before the third (3rd) day prior to the Voluntary Redemption Date, the Company shall deposit into a bank trust account for the benefit of the Holder of this Series 1 Bridge Note money sufficient to pay the Redemption Price and all accrued and unpaid interest.

     (iv) The Company may, at its option, require as a condition to the receipt of a payment pursuant to this Section 3(b) that Holder present the Series 1 Bridge Notes to the Person specified in paragraph (ii) above for surrender.
(v) No Voluntary Redemption of this Series 1 Bridge Note can be effected after the 179th day after the Original Issue Date.

     (c)  CONVERSION  INTO  COMMON  STOCK  IN  LIEU  OF  PAYMENTS.

     (i) In lieu of payment of cash to Holder pursuant to Section 3(a)(i) hereof and Section 3(b) hereof, the Company may, elect to pay all or part of the Maturity Date Redemption Price or the Voluntary Redemption Price in Conversion Shares, under the terms of Section 3(d) hereof.

     (ii) In lieu of cash, pursuant to Section 3(a)(ii) hereof, Holder may require the Company to pay all or part of the Maturity Date Redemption Price in Conversion Shares, under the terms of Section 3(d) hereof.

The Repricing Warrant shall apply to each share of Common Stock received by Holder pursuant to this Section 3(c).

     (d) The number of shares of Common Stock issuable in payment of the Mandatory Redemption Price or the Voluntary Redemption Price is equal to the quotient of the Mandatory Redemption Price or the Voluntary Redemption Price (as the case may be) DIVIDED BY $_______, (the "CONVERSION PRICE") {AVERAGE CLOSING BID PRICE - 5 DAYS PRIOR TO ORIGINAL ISSUE DATE}. Fractional shares will not be issued. In lieu of any fraction of a share, the Company shall deliver its check for the dollar amount of the less-than full share remainder.

     SECTION  4.     METHOD  OF  PAYMENT.

     (a) Interest accruing through and including the Maturity Date shall be computed at the Note Rate. Interest accruing after the Maturity date shall be computed at the Default Rate. Accrued and unpaid interest shall be due and payable at the time the principal and premium of this Series 1 Bridge Note is paid. All such interest shall be computed on the basis of the actual number of days elapsed during any interest period in a year of 360 days. Interest shall begin to accrue on the Original Issue Date.

     (b) The Company shall pay interest and principal on this Series 1 Bridge Note (except defaulted interest) to the Person who is the registered Holder of this Series 1 Bridge Note on the day on which the interest or principal payment is due. If the Company defaults in a payment of interest on this Series 1 Bridge Note, it may pay the defaulted interest, PLUS any interest on the defaulted interest if permitted provided by Section 4(d) below, to the Person who is the registered Holder of this Series 1 Bridge Note on the date Such payment is made.

     (c) The Company shall pay interest by check payable in money of the United States of America that at the time of payment is legal tender for public and private debts. Payments of interest shall be mailed to Holder's address shown in the register maintained pursuant to Section 2; PROVIDED HOWEVER, that with respect to the final payment of principal and accrued and unpaid interest necessary to pay this Series 1 Bridge Note in full, to receive such payment Holder must surrender this Series 1 Bridge Note for cancellation to the Company or to a paying agent appointed by the Company. Principal and interest shall be considered paid on the date due, and no interest shall accrue thereafter, if there is on deposit on that date, in a bank trust account for the benefit of Holder of this Series 1 Bridge Note, money sufficient to pay the Redemption Price and all accrued and unpaid interest due under this Series 1 Bridge Note.

     SECTION  5.     CONVERSION  PRICE  AND  ADJUSTMENTS.
     (a) At anytime AFTER the Maturity Date, Holder may convert all or any portion of the Redemption Price and accrued and unpaid interest due on this Series 1 Bridge Note into shares of Common Stock.

     (b) If Holder elects to convert less than the full Redemption Price of this Series 1 Bridge Note, such conversion shall be permitted only in one hundred (100)-share increments unless the Company has given its contemporaneous consent to conversion of an odd lot. The provisions hereof that apply to conversion of the entire Redemption Price of this Series 1 Bridge Note shall also apply to conversion of a portion of the Redemption Price. Upon surrender of the Series 1 Bridge Note for conversion in part, the Company shall issue new Series 1 Bridge Notes in substantially the same form as this Series 1 Bridge Note, except that the principal amount shall be reduced by the principal amount so converted (exclusive of the redemption premium).

     (c) The number of shares of Common Stock issuable upon conversion of this Series 1 Bridge Note is equal to the quotient of the Redemption Price of this Series 1 Bridge Note being converted DIVIDED BY Conversion Price. Fractional shares will not be issued. In lieu of any fraction of a share, the Company shall deliver its check for the dollar amount of the less than full share remainder. Accrued and unpaid interest shall be included in computing the number of Conversion Shares issuable upon conversion of this Series 1 Bridge Note. Interest shall cease to accrue on that portion of the Redemption Price converted from and after the Conversion Date.

  SECTION 6.     PROCEDURES FOR CONVERSION, AND ISSUANCE OF CONVERSION SHARES.

     (a)     HOLDERS'  DELIVERY  REQUIREMENTS.  To  convert this Series 1 Bridge
Note into Common Stock, (the "CONVERSION DATE"), the Holder hereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 P.M., Eastern Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as EXHIBIT A (the "CONVERSION NOTICE") to the Company or its designated Transfer Agent, and (B) surrender to a common carrier for delivery to the Company or the Transfer Agent as soon as practicable following such date, the original Series 1 Bridge Note being converted (or an indemnification undertaking with respect to such shares in the case of the loss, theft, or destruction of the Series 1 Bridge Note) and the originally executed Conversion Notice. The date the Company receives the Conversion Note and this Series 1 Bridge Note is hereinafter the "CONVERSION DATE."

     (b) COMPANY'S RESPONSE. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via Facsimile, a confirmation of receipt of such Conversion Notice to Holder. Upon receipt by the Company or the Transfer Agent of the Series 1 Bridge Note to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Company or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of Holder or its designee, for the number of shares of Common Stock to which Holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which such Holder shall be entitled to the Holder's or its designee's balance account at The Depository Trust Company.

     (c) RECORD HOLDER. The Person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Series 1 Bridge Note shall be treated for all purposes as the "RECORD HOLDER" or Holder of such shares of Common Stock on the Conversion Date.

     (d) COMPANY'S FAILURE TO TIMELY CONVERT. If the Company shall fail to issue to Holder within five (5) business days following the date of receipt by the Company or the Transfer Agent of this Series 1 Bridge Note to be converted pursuant to a Conversion Notice, a certificate for the number of shares of Common Stock to which each Holder is entitled upon Holder's conversion of this Series 1 Bridge Note, in addition to all other available remedies which such Holder may pursue hereunder and under the Purchase Agreement between the Company and the initial Holder of this Series 1 Bridge Note (including indemnification pursuant to Section 7.18 thereof), the Company shall pay additional damages to Holder on each day after the fifth (5th) business day following the date of receipt by the Company or the Transfer Agent an amount equal to 1.0% of the product of (A) the number of shares of Common Stock not issued to Holder and to which Holder is entitled MULTIPLIED BY (B) the Closing Bid Price of the Common Stock on the business day following the date of receipt by the Company or the Transfer Agent of the Conversion Notice. The foregoing notwithstanding, Holder at its option may withdraw a Conversion Notice, and remain a Holder of this Series 1 Bridge Note, if Holder has otherwise complied with this Section 6.

     (e) ADJUSTMENTS TO CONVERSION PRICE. If any adjustment to the Conversion Price to be made pursuant to Section 7 becomes effective immediately after a record date for an event as therein described, and conversion occurs prior to such event but after the record date, the Company may defer issuing, delivering, or paying to Holder any additional shares of Common Stock or check for any cash remainder required by reason of such adjustment until the occurrence of such event, PROVIDED that the Company delivers to Holder a due bill or other appropriate instrument evidencing the Holders' right to receive such additional shares or check upon the occurrence of the event giving rise to the adjustment.

     (f) RESERVATION OF CONVERSION SHARES. Until such time as this Series 1 Bridge Note has been fully redeemed, the Company shall reserve out of its authorized but unissued Common Stock enough shares of Common Stock to permit the conversion of the entire Redemption Price and all accrued and unpaid interest due on this Series 1 Bridge Note at any time. All shares of Common Stock issued upon conversion of this Series 1 Bridge Note shall be fully paid and nonassessable. The Company covenants that if any shares of Common Stock, required to be reserved for purposes of conversion of this Series 1 Bridge Note hereunder, require registration with or approval of any governmental authority under any federal or state law or listing upon any national securities exchange before such shares may be issued upon conversion, the Company shall in good faith, as expeditiously as possible, endeavor to cause such shares to be duly registered, approved or listed, as the case may be.


     SECTION  7.     ADJUSTMENTS  TO  CONVERSION  PRICE.
The Conversion Price shall be subject to adjustment from time to time as follows:

     (a) If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split, or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

     (b) Prior to the consummation of any Organic Change (as defined below), the Company will make appropriate provision (in form and substance satisfactory to the Holder to insure that Holder will thereafter have the right to acquire and receive in lieu of, or in addition to, (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Holder's Series 1 Bridge Note, such shares of stock, securities, or assets as may be issued or payable with respect to, or in exchange for, the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Series 1 Bridge Note had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance satisfactory to Holder with respect to such Holder's rights and interests to insure that the provisions of this
Section 7b) and Sections 7(c) and 7(d) below will thereafter be applicable. The Company will not effect any such consolidation, merger, or sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to Holder, the obligation to deliver to Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, that Holder may be entitled to acquire. For purposes of this Agreement, "ORGANIC CHANGE" means any recapitalization, reorganization, reclassification, consolidation, merger, or sale of all or substantially all of the Company's assets to another Person (as defined below), or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock; and "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department or agency thereof.

     SECTION  8.     NOTICES.
The  Company  shall  give  the  following  notices  at  the  times  specified:

     (a) Immediately upon any adjustment of the Conversion Price, the Company will give written notice thereof to Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

     (b)     The  Company  will  give  written notice to Holder, at least twenty
(20) days prior to the date on which the Company closes its books or takes a record (i) with respect to any dividend or distribution upon the Common Stock,
(ii) with respect to any pro rata subscription offer to Holder of Common Stock, or (iii) for determining rights to vote with respect to any Organic Change, dissolution, or liquidation.

     (c)     The Company will also give written notice to Holder at least twenty
(20) days prior to the date on which any Organic Change, Major Transaction (as defined below), dissolution, or liquidation will take place.

     SECTION  9.     SUCCESSORS  TO  THE  COMPANY.
     The Company shall not consolidate or merge with or into, or sell all or substantially all of its assets to, any Person unless: (i) the Person is a corporation; (ii) such Person executes, and mails to Holder a copy of, an instrument by which such Person or an affiliate assumes the due and punctual payment of the principal of and interest on this Series 1 Bridge Note and the performance and observance of all the obligations of the Company under this Series1 Bridge Note; and (iii) immediately after giving effect to the transaction, no Event of Default or event which after notice or lapse of time or both would become an Event of Default shall have occurred. Upon compliance with this Section 9, Successor Corporation shall succeed to and be substituted for the Company under this Series 1 Bridge Note with the same effect as if the Successor Corporation had been named as the Company herein. Nothing in this Series 1 Bridge Note shall prevent any consolidation or merger in which the Company is the surviving corporation, or any acquisition by the Company by purchase or otherwise of all or any part of the assets of any other Person, and no such consolidation, merger, or acquisition shall require compliance with this
Section  9.

     SECTION  10.     EVENTS  OF  DEFAULT  AND  REMEDIES.

     (a)     As  used  herein,  an  "EVENT  OF  DEFAULT"  occurs  if:

     (i) the Company defaults in the payment of principal and/or interest when the same becomes due and payable, and such failure is not cured within five
(5) days after the Company receives written demand from Holder to remedy the same;.

     (ii) the Company fails to comply with any other provision contained in this Series 1 Bridge Note, the Purchase Agreement, the Warrant, the Repricing Warrant, or the Registration Rights Agreement, and such failure is not cured within ten (10) days after the Company receives written demand from Holder to remedy the same;

     (iii) the Company defaults in any payment of principal of or interest on any Debt (excluding trade payables) in excess of $100,000 beyond any period of grace provided with respect thereto and the effect of such failure is to cause the holder of such Debt to accelerate the Debt such that such Debt becomes due prior to its stated maturity;

     (iv)     any  representation or warranty made in writing by or on behalf of
(i) the Company in the Purchase Agreement or in any writing furnished in connection with or pursuant to the Purchase Agreement or in connection with the transactions contemplated by this Agreement, or (ii) the Company in the Registration Rights Agreement, or (iii) the Company in the Escrow Agreement, shall be false in any material respect on the date as of which made;

     (v) the Company makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due;

     (vi) any order or decree for relief in respect of the Company is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution, or liquidation or similar law, whether now or hereafter in effect (herein called the "BANKRUPTCY LAW"), of any jurisdiction;

     (vii) the Company petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidation, or similar official of the Company, or of any substantial part of the assets of the Company, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings relating to the Company under the Bankruptcy Law of any other jurisdiction;

     (viii) any petition or application described in Section 10(a)(vi) above is filed, or any such proceedings are commenced, against the Company and the Company by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator, or similar official, or approving the petition in any such proceedings, and such order, judgment, or decree remains unstayed and in effect for more than sixty (60) days;

     (ix) any order, judgment, or decree is entered in any proceedings against the Company decreeing the dissolution of the Company and such order, judgment, or decree remains unstayed and in effect for more than sixty (60) days; or

     (x) a final judgment (not fully covered by insurance) in an amount in excess of $100,000 is rendered against the Company and, within ten (10) business days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within ten (10) days after the expiration of any such stay, such judgment is not discharged; or

     (xi) the Company fails to obtain shareholder approval for its proposed increase in authorized capital stock from 50,000,000 shares of Common Stock to 93,000,000 shares of Common Stock at its shareholder meeting scheduled for August 27, 1999.

     (b)     Upon  the occurrence of an Event of Default described in subsection
(vi), (vii), or (viii) of Section 10(a), the principal of and accrued interest on this Series 1 Bridge Note shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company. If any other Event of Default exists, Holder may, in addition to the exercise of any right, power, or remedy permitted to Holder by law, declare (by written notice or notices to the Company) the entire principal of and all interest accrued on this Series 1 Bridge Note to be due and payable, and this Series 1 Bridge Note shall thereupon become immediately due and payable, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived by the Company. Upon such declaration, the Company will immediately pay to Holder of this Series 1 Bridge Note the then outstanding principal of and accrued and unpaid interest on the Series 1 Bridge Notes. If at any time after acceleration of the maturity of the Series 1 Bridge Notes, the Company shall pay all arrears of interest and all payments on account of principal which shall have become due other than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rate specified in the Series 1 Bridge Notes) and all Events of Default (other than nonpayment of principal of or interest on this Series 1 Bridge Note due and payable solely by virtue of acceleration) shall be remedied or waived by Holder by written notice to the Company may rescind and annul the acceleration and its consequences, but such action shall not affect any subsequent Event of Default or impair any right consequent thereon.

     (c) A delay or omission by the Holder of this Series 1 Bridge Note in exercising any right or remedy arising upon an Event of Default shall not impair such right or remedy or constitute a waiver of or an acquiescence in the Event of Default.

     (d) If any Event of Default shall occur and be continuing, the Holder of this Series 1 Bridge Note may proceed to protect and enforce their rights under this Agreement and this Series 1 Bridge Note by exercising such remedies as are available to such Holder either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon Holder is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

     SECTION  11.     EXCHANGE,  TRANSFER,  REPLACEMENT  OR  CANCELLATION.

     (a) This Series 1 Bridge Note may be exchanged for an equal principal amount of Series 1 Bridge Notes in denominations of US$25,000.00 or in greater multiples of US$5,000.00 upon written request to the Company accompanied by surrender of this Series 1 Bridge Note to the Company or to an agent designated for that purpose. Any Series 1 Bridge Notes issued in exchange for this Series 1 Bridge Note shall be one of this Series 1 Bridge Note referred to in Section 1, and shall be entitled to all the rights thereof.

     (b) The Series 1 Bridge Notes may not be transferred except upon the conditions specified in this Section 11(b), which conditions are intended to insure compliance with the provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT"). Prior to any proposed transfer of this Series 1 Bridge Note the Holder hereof shall give written notice to the Company of the proposed disposition and shall furnish to the Company a statement of the circumstances surrounding the proposed disposition and an opinion of counsel reasonably satisfactory to the Company to the effect that (i) such disposition will not require registration of such securities under the Securities Act or qualification of such securities under the blue sky or state securities laws of any state in which such qualification would be required, or (ii) appropriate action necessary for compliance with the Securities Act or the blue sky or securities laws of such states has been taken. The Holder hereof shall cause any proposed transferee of such securities to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 11. The Company or any co-registrar appointed by the Company may require the Holder to furnish appropriate endorsements and/or transfer documents, including information regarding any proposed transferee's name, address and social security or taxpayer identification number, and to pay any issue or transfer taxes or fees as may be required by law. The registered Holder of this Series 1 Bridge Note may be treated as its owner for all purposes.

(c) If Holder claims this Series 1 Bridge Note has been lost, destroyed, or wrongfully taken, the Company shall issue a replacement Series 1 Bridge Note upon (i) receipt of any indemnity bond or other assurance requested by the Company to protect it from any loss which it may suffer by reason of such replacement or subsequent presentment of the original Series 1 Bridge Note, and
(ii) payment of any expenses reasonably incurred by the Company in replacing the Series 1 Bridge Note.

     SECTION  12.     AMENDMENTS  AND  WAIVERS.
     This Series 1 Bridge Note may, with the consent of the Company and the Holder be amended or any provision thereof waived.

     SECTION  13.     NOTICE.
     Any notice or communication hereunder shall be in writing and delivered by first-class mail, return receipt requested, to each Holder at its address shown in the register kept by the Company or any co-registrar appointed by the Company and to the Company at the address of its office to be maintained pursuant to
Section 2. Failure to mail, or any defect in, a notice or communication to any other Holder of this Series 1 Bridge Note shall not affect its sufficiency with respect to the other Holders. If a notice or communication is mailed to Holder in the manner provided above within the time prescribed, it shall be deemed duly given and effective on the tenth (10th) business day after it was deposited in the mail, whether or not Holder actually receives it.

     SECTION  14.     NO  RECOURSE  AGAINST  OTHERS.
     A director, officer, employee, or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under this Series 1 Bridge Note or for any claim based on, in respect of or by reason of such obligations or their creation. The Holder of this Series 1 Bridge Note by accepting this Series 1 Bridge Note waives and releases all such liability and such waiver and release are part of the consideration for the issue of the Series 1 Bridge Note.

     SECTION  15.     GOVERNING  LAW.
     The Series 1 Bridge Notes shall be governed by and construed in accordance with the laws of the State of Georgia, irrespective of the choice of law provisions thereof. The parties agree that any appropriate state court located in Fulton County, Georgia, or any Federal Court located in Atlanta, Georgia, including without limitation to the United States District Court for the Northern District of Georgia, shall have exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and shall be a proper forum in which to adjudicate such case or controversy. The parties consent to the jurisdiction of such courts.

     IN WITNESS WHEREOF, the parties have caused this Series 1 Bridge Financing Note to be duly executed under seal as of day and year first above written.


                       [Signatures on the following page]

                             COMPANY SIGNATURE PAGE
                                       TO
                         SERIES 1 BRIDGE FINANCING NOTE


                                       THE  TRACKER  CORPORATION  OF
                                       AMERICA

                                       By:
                                          --------------------------------------
                                          Jay  S.  Stulberg,  President
ATTEST:
By:
   ---------------------
   Assistant  Secretary
                                                   [CORPORATE  SEAL]

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

                       THE TRACKER CORPORATION OF AMERICA
                           ATTACHED REPRICING WARRANT

Warrant  No.  RPW-____                                            __,000  shares
                         Original Issue Date:____________, 1999

     THIS CERTIFIES THAT, FOR VALUE RECEIVED, _______________ {Purchaser of Bridge Notes} or its assigns (the "HOLDER") is entitled to purchase, on the terms and conditions hereinafter set forth, at any time or from time to time during the Exercise Period, but not thereafter, a number of shares of the Common Stock, par value $.001 (the "COMMON STOCK"), of THE TRACKER CORPORATION OF AMERICA, a Delaware corporation (the "COMPANY"), determined in accordance with Section 2 hereof, at a price of $.001 per share (the "EXERCISE PRICE"). Each share of Common Stock as to which this Repricing Warrant is exercisable is a "REPRICING SHARE" and all such shares are collectively referred to as the "REPRICING SHARES." This Repricing Warrant shall remain attached to the Series 1 Bridge Financing Note issued to Holder on the Original Issue Date (the "BRIDGE NOTE"), until conversion of the Bridge Note, at which time it shall automatically detach.

SECTION  1.     DEFINITIONS.

     The following capitalized terms are not defined elsewhere in this Repricing Warrant, and are used herein with the meanings thereafter ascribed:

     "AVERAGE MARKET PRICE" means, the arithmetic mean of the Closing Bid Prices of the Common Stock for each trading day in a five (5) trading day period immediately preceding the Conversion Date.

     "CLOSING BID PRICE" means, the last closing bid price of the Common Stock on the NASDAQ National Market (the "NASDAQ-NM") as reported by Bloomberg Financial Markets ("BLOOMBERG"), or, if the NASDAQ-NM is not the principal trading market for the Common Stock, the last closing bid price of the Common Stock on the principal securities exchange or trading market where the Common
Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of the Common Stock in the over-the-counter market on the pink sheets or bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price is reported for the Common Stock by Bloomberg, the last closing trade price of the Common Stock as reported by Bloomberg. If the Closing Bid Price cannot be calculated for the Common Stock on such date on any of the foregoing bases, the Closing Bid Price of the Common Stock on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company (all as appropriately adjusted for any stock dividend, stock split, or other similar transaction during such period);

     "CONVERSION  DATE"  means  the  date  Holder  converts  the  Bridge  Note.

     "CONVERSION PRICE" means $________ {125% OF THE CONVERSION PRICE OF THE BRIDGE NOTE}.

     "CONVERSION SHARES" means the number of shares of Common Stock issued upon conversion of the Bridge Note.

     "EXERCISE PERIOD" means a ninety (90) period which commences on the Repricing Date and ends at 5:00 p.m. (Eastern Time) on the Expiration Date.

     "EXPIRATION  DATE" means the ninetieth (90th) day after the Repricing Date.

     "REPRICING DATE" means the twenty-first (21st) Trading Day after the Conversion Date.

SECTION  2.     DETERMINATION  OF  NUMBER  OF  REPRICING  SHARES.

     The number of Repricing Shares issuable upon exercise of this Repricing Warrant shall be determined on the Repricing Date. The number of Repricing Shares shall be equal to: the number of Conversion Shares MULTIPLIED BY a fraction, (a) the numerator of which is the Conversion Price MINUS the Average Market Price and (b) the denominator of which is the Average Market Price. In the case of a dispute as to the determination of the Average Market Price or the arithmetic calculation of the Exercise Price, the Company shall promptly issue to such Holder(s) the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within three (3) business days of receipt of such holder's Conversion Notice. If such Holder(s) and the Company are unable to agree upon the determination of the Average Market Price or arithmetic calculation of the Exercise Price within two (2) business days of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile (A) the disputed determination of the Average Market Price to an independent, reputable investment bank or (B) the disputed arithmetic calculation of the Exercise Price to its independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and such Holders of the results no later than forty-eight
(48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

SECTION 3.     EXERCISE OF WARRANT; CONVERSION OF WARRANT; ELECTION TO PAY CASH.

     (a) This Warrant may, at the option of the Holder, be exercised in whole or in part from time to time by delivery to the Company at its office at 180 Dundas Street West, 26th Floor, Toronto, Ontario, Canada M5G 1Z8 Attention:
President, or to any transfer agent for the Common Stock, on or before 5:00 p.m., Eastern Time, on the Expiration Date, (i) a written notice of such registered Holder's election to exercise this Warrant (the "EXERCISE NOTICE"), which notice may be in the form of the Notice of Exercise attached hereto, properly executed and completed by the registered Holder or an authorized officer thereof, (ii) a check payable to the order of the Corporation, in an amount equal to the product of the Exercise Price MULTIPLIED BY the number of Repricing Shares specified in the Exercise Notice, AND (iii) this Warrant (the items specified in (i), (ii), and (iii) are collectively the "EXERCISE MATERIALS").

     (b) This Warrant may, at the option of the Holder, be converted into Common Stock in whole but not in part, if and only if the Value of one share of Common Stock on the Effective Date (as defined in Section 1(c) hereof) is greater than the Exercise Price, by delivery to the Company at the address designated in Section 1(a) above or to any transfer agent for the Common Stock, on or before 5:00 p.m. Eastern Time on the Expiration Date, (i) a written notice of Holder's election to convert this Warrant (the "CONVERSION NOTICE"), properly executed and completed by the registered Holder or an authorized officer thereof, AND (ii) this Warrant (the items specified in (i) and (ii) are collectively the "CONVERSION MATERIALS"). The number of shares of Common Stock issuable upon conversion of this Warrant is equal to the quotient of (x) the product of the number of Repricing Shares then issuable upon exercise of this Warrant (assuming an exercise for cash) MULTIPLIED BY the difference between (A) the Average Market Price MINUS (B) the then effective Exercise Price DIVIDED BY
(y) the Average Market Price. Any fraction resulting from the calculation of the number of Repricing Shares then issuable in a conversion of this Repricing Warrant shall be truncated;

     (c)     Upon  timely  receipt  of  the  Exercise  Materials  or  Conversion
Materials (whichever is applicable), the Company shall, as promptly as practicable, and in any event within five (5) business days after its receipt of the Exercise Materials or Conversion Materials, execute or cause to be executed and delivered to Holder a certificate or certificates representing the number of Repricing Shares specified in the Exercise Notice or if Holder delivered a Conversion Notice, the number of shares of Common Stock issuable upon conversion of this Warrant (whichever is applicable), together with cash in lieu of any fraction of a share, and, (x) if the Warrant is exercised in full, a copy of this Warrant marked "Exercised," or (y) if the Warrant is partially exercised, a copy of this Warrant marked "Partially Exercised" together with a new Warrant on the same terms for the unexercised balance of the Repricing Shares, or (z) if the Warrant is converted, a copy of this Warrant marked "Converted." The stock certificate or certificates shall be registered in the name of the registered Holder of this Warrant or such other name or names as shall be designated in the Exercise Notice or Conversion Notice. The date on which the Warrant shall be deemed to have been exercised or converted (the "EFFECTIVE DATE"), and the date the person in whose name any certificate evidencing the Common Stock issued upon the exercise or conversion hereof is issued shall be deemed to have become the holder of record of such shares, shall be the date the Corporation receives the Exercise Materials or Conversion Materials, irrespective of the date of delivery of a certificate or certificates evidencing the Common Stock issued upon the exercise or conversion hereof, except that, if the date on which the Exercise Materials or Conversion Materials are received by the Company is a date on which the stock transfer books of the Company are closed, the Effective Date shall be the date the Company receives the Exercise Materials or Conversion Materials, and the date such person shall be deemed to have become the holder of the Common Stock issued upon the exercise or conversion hereof shall be the next succeeding date on which the stock transfer books are open. All shares of Common Stock issued upon the exercise or conversion of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens, and charges with respect thereto.

     (d) If the Company shall fail to issue to Holder within five (5) business days following the date of receipt by the Company or the Transfer Agent of the Exercise Materials or the Conversion Materials, a certificate for the number of shares of Common Stock to which such holder is entitled upon such holder's exercise or conversion of this Warrant, in addition to all other available remedies which such holder may pursue hereunder and under this Warrant and the Series 1 Bridge Note Purchase and Security Agreement between the Company and the initial holder of the Warrant (the "SECURITIES PURCHASE AGREEMENT") including indemnification pursuant to Section 7.18 thereof, the Company shall pay additional damages to such holder on each day after the Effective Date, an amount equal to 1.0% of the product of (A) the number of Repricing Shares not issued to Holder and to which Holder is entitled MULTIPLIED BY (B) the Closing Bid Price of the Common Stock on the Effective Date. Such damages shall be computed daily and are due and payable daily.

     (e) The Company may, in lieu of issuing the Repricing Shares pay Holder an amount equal to the number of Repricing Shares issuable on the Effective Date MULTIPLIED BY the Average Market Price (the "PAYMENT AMOUNT"). In such event, the Company shall be obligated to deliver the Payment Amount to Holder within five (5) business days following the Effective Date. If the Company shall fail to deliver the Payment Amount within five (5) business days after the Effective Date, in addition to all other available remedies which Holder may pursue at law or equity, including indemnification pursuant to Section 7.18 of the Securities Purchase Agreement, the Company shall pay additional damages to Holder on each day after the Effective Date, until the Payment Amount has been paid, an amount equal to 1.0% of the Payment Amount. Such damages shall be computed daily and are due and payable daily.

SECTION  4.     ADJUSTMENTS  TO  REPRICING  SHARES.

     The number of Repricing Shares issuable upon the exercise hereof shall be subject to adjustment as follows:

     (a) In the event the Company is a party to a consolidation, share exchange, or merger, or the sale of all or substantially all of the assets of the Company to, any person, or in the case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation, and in which there is a reclassification or change of the shares of Common Stock of the Company, this Warrant shall after such consolidation, share exchange, merger, or sale be exercisable for the kind and number of securities or amount and kind of property of the Company or the corporation or other entity resulting from such share exchange, merger, or consolidation, or to which such sale shall be made, as the case may be (the "SUCCESSOR COMPANY"), to which a holder of the number of shares of Common Stock deliverable upon the exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale; and in any such case appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interests of the registered Holder of this Warrant, such that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to the number and kind of securities or the type and amount of property thereafter deliverable upon the exercise of this Warrant. The above provisions shall similarly apply to successive consolidations, share exchanges, mergers, and sales. Any adjustment required by this Section 2 (a) because of a consolidation, share exchange, merger, or sale shall be set forth in an undertaking delivered to the registered Holder of this Warrant and executed by the Successor Company which provides that the Holder of this Warrant shall have the right to exercise this Warrant for the kind and number of securities or amount and kind of property of the Successor Company or to which the holder of a number of shares of Common Stock deliverable upon exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale. Such undertaking shall also provide for future adjustments to the number of Repricing Shares and the Exercise Price in accordance with the provisions set forth in Section 2 hereof.

     (b) In the event the Company should at any time, or from time to time after the Original Issue Date, fix a record date for the effectuation of a stock split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, or securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "COMMON STOCK EQUIVALENTS") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split, or subdivision if no record date is fixed), the number of Repricing Shares issuable upon the exercise hereof shall be proportionately increased and the Exercise Price shall be appropriately decreased by the same proportion as the increase in the number of outstanding Common Stock Equivalents of the Company resulting from the dividend, distribution, split, or subdivision. Notwithstanding the preceding sentence, no adjustment shall be made to decrease the Exercise Price below $.001 per Share.

     (c) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for the effectuation of a reverse stock split, or a transaction having a similar effect on the number of outstanding shares of Common Stock of the Company, then, as of such record date (or the date of such reverse stock split or similar transaction if no record date is fixed), the number of Repricing Shares issuable upon the exercise hereof shall be proportionately decreased and the Exercise Price shall be appropriately increased by the same proportion as the decrease of the number of outstanding Common Stock Equivalents resulting from the reverse stock split or similar transaction.

     (d) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for a reclassification of its Common Stock, then, as of such record date (or the date of the reclassification if no record date is set), this Warrant shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such reclassification to a holder of a number of shares of Common Stock equal to the number of Repricing Shares issuable upon exercise of this Warrant immediately prior to such reclassification, and the Exercise Price shall be unchanged.

     (e) The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue, or sale of securities, sale of assets or any other voluntary action, void or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company
(x) will not create a par value of any share of stock receivable upon the exercise of the Warrant above the amount payable therefor upon such exercise, and (y) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of the Warrant.

     (f) When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrants and of the Exercise Price, together with the computation resulting in such adjustment.

     (g) The Company covenants and agrees that all Repricing Shares which may be issued will, upon issuance, be validly issued, fully paid, and non-assessable. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant in full.

SECTION  5.     NO  STOCKHOLDER  RIGHTS.

     This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

SECTION  6.     TRANSFER  OF  SECURITIES.

     (a) This Warrant and the Repricing Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise, shall not be transferable except upon compliance with the provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT") and applicable state securities laws with respect to the transfer of such securities. The Holder of this Warrant, by acceptance of this Warrant, agrees to be bound by the provisions of Section 4 hereof and to indemnify and hold harmless the Company against any loss or liability arising from the disposition of this Warrant or the Repricing Shares issuable upon exercise hereof or any interest in either thereof in violation of the provisions of this Warrant.

     (b) Each certificate for the Repricing Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

Legend  for  Repricing  Shares  or  other  shares  of  capital  stock:

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

SECTION  7.     MISCELLANEOUS.

     (a) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Common Stock issued or issuable upon the exercise hereof.

     (b) Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

     (c) Notwithstanding any provision herein to the contrary, Holder hereof may not exercise, sell, transfer, or otherwise assign this Warrant unless the Company is provided with an opinion of counsel satisfactory in form and substance to the Company, to the effect that such exercise, sale, transfer, or assignment would not violate the Securities Act or applicable state securities laws.

     (d) This Warrant may be divided into separate Warrants covering one share of Common Stock or any whole multiple thereof, for the total number of shares of Common Stock then subject to this Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered holder stated herein.

     (e) All notices, requests, demands, and other communications required or permitted under this Warrant and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given, made, and received when personally delivered the day after deposited with a recognized national overnight delivery service prior to its dead-line for receiving packages for next day delivery or upon the fifth day after deposited in the United States registered or certified mail with postage prepaid, return receipt requested, in each case addressed as set forth below:

     If  to  the  Company:

                                   The  Tracker  Corporation  of  America
                                   180  Dundas  Street  West,  26th  Floor
                                   Toronto,  Ontario
                                   Canada  M5G  1Z8
                                   Attn:  [Name]
                                   Facsimile:  (416)

     If to the Holder hereof, to the address of such Holder appearing on the books of the Company.

     (f) This Agreement shall be governed by and construed in accordance with the laws of the State of _________, irrespective of the choice of law provisions thereof. The parties agree that any appropriate state court located in New Castle County, Delaware, or any federal Court located in Wilmington, Delaware, including without limitation to the United States District Court of Delaware, shall have exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and shall be a proper forum in which to adjudicate such case or controversy. The parties consent to the jurisdiction of such courts.

                       [Signatures on the following page]

                                 SIGNATURE PAGE
                                       TO
                           ATTACHED REPRICING WARRANT

     IN WITNESS WHEREOF, the Company, has caused this Warrant to be executed in its name by its duly authorized officers under seal, and to be dated as of the date first above written.

                                            THE  TRACKER  CORPORATION  OF
                                            AMERICA

                                            By:
                                               ---------------------------------
                                               Name,  Title
ATTEST:
_________________________________                       [CORPORATE  SEAL]
Secretary/Assistant  Secretary

                                   ASSIGNMENT

     (To be Executed by the Registered Holder to effect a Transfer of the foregoing Warrant)

     FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto ___________________________________________________________________________
the foregoing Warrant and the rights represented thereto to purchase shares of Common Stock of The Tracker Corporation of America in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint ________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

     Holder:
______________________________________

______________________________________

     Address

     Dated:  __________________,  19__

     In  the  presence  of:

______________________________________

                    FORM OF NOTICE OF EXERCISE OR CONVERSION

     [To  be  signed  only  upon  exercise  of  Warrant]

To:     THE  TRACKER  CORPORATION  OF  AMERICA

     The undersigned registered Holder of the attached Warrant hereby irrevocably elects to exercise the Warrant for, and to purchase thereunder, ________ shares of Common Stock of The Tracker Corporation of America, issuable upon exercise of said Warrant and hereby surrenders said Warrant.

                                   CHOOSE ONE:

     The Holder herewith delivers to The Tracker Corporation of America, a check in the amount of $______ representing the Exercise Price for such shares.

                                       OR

     The Holder elects a cashless exercise pursuant to Section 2(b) of the Warrant. The Average Market Price as of _______ was $_____.

     The undersigned herewith requests that the certificates for such shares be issued in the name of, and delivered to the undersigned, whose address is
________________________________.

     Dated:  ___________________

                                            Holder:
                                            ____________________________________

                                            ____________________________________

                                            By:_________________________________
                                               __________________

                                     NOTICE

     The signature above must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                       TO

              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT

                            FORM OF PURCHASER WARRANT


Form  Attached  hereto.

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

                       THE TRACKER CORPORATION OF AMERICA
                          COMMON STOCK PURCHASE WARRANT

Warrant  No.  S1BN/PW-____                                        __,000  shares

                           Original Issue Date: August ___, 1999

     THIS CERTIFIES THAT, FOR VALUE RECEIVED, _______________ {Purchaser of Bridge Notes} or its assigns (the "HOLDER") is entitled to purchase, on the terms and conditions hereinafter set forth, at any time or from time to time from the date hereof until 5:00 p.m., Eastern Time, on the fifth (5th) anniversary of the Original Issue Date set forth above, or if such date is not a day on which the Company is open for business, then the next succeeding day on which the Company is open for business (such date is the "EXPIRATION DATE"), but not thereafter, to purchase up to _______ THOUSAND (___,000) shares of the Common Stock, par value $.001 (the "COMMON STOCK"), of THE TRACKER CORPORATION OF AMERICA, a Delaware corporation (the "COMPANY"), at the greater of (i) $____ {120% OF CLOSING BID PRICE ON ORIGINAL ISSUE DATE} or (ii) $_____ {75% OF THE AVERAGE CLOSING BID PRICE FOR THE 5 TRADING DAYS IMMEDIATELY PRIOR TO THE EXERCISE DATE} per share (the "EXERCISE PRICE"), such number of shares and Exercise Price being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. Each share of Common Stock as to which this Warrant is exercisable is a "WARRANT SHARE" and all such shares are collectively referred to as the "WARRANT SHARES."

SECTION     EXERCISE  OF  WARRANT;  CONVERSION  OF  WARRANT.

     (a) This Warrant may, at the option of the Holder, be exercised in whole or in part from time to time by delivery to the Company at its office at 180 Dundas Street West, 26th Floor, Toronto, Ontario Canada M5G 1Z8, Attention:
President, or to any transfer agent for the Common Stock, on or before 5:00 p.m., Eastern Time, on the Expiration Date, (i) a written notice of such registered Holder's election to exercise this Warrant (the "EXERCISE NOTICE"), which notice may be in the form of the Notice of Exercise attached hereto, properly executed and completed by the registered Holder or an authorized officer thereof, (ii) a check payable to the order of the Corporation, in an amount equal to the product of the Exercise Price MULTIPLIED BY the number of Warrant Shares specified in the Exercise Notice, AND (iii) this Warrant (the items specified in (i), (ii), and (iii) are collectively the "EXERCISE MATERIALS").

     (b) This Warrant may, at the option of the Holder, be converted into Common Stock in whole but not in part, if and only if the Average Market Price of one share of Common Stock on the Effective Date (as defined in Section 1(c) hereof) is greater than the Exercise Price, by delivery to the Company at the address designated in Section 1(a) above or to any transfer agent for the Common Stock, on or before 5:00 p.m. Eastern Time on the Expiration Date, (i) a written notice of Holder's election to convert this Warrant (the "CONVERSION NOTICE"), properly executed and completed by the registered Holder or an authorized officer thereof, AND (ii) this Warrant (the items specified in (i) and (ii) are collectively the "CONVERSION MATERIALS"). The number of shares of Common Stock issuable upon conversion of this Warrant is equal to the quotient of (x) the product of the number of Warrant Shares then issuable upon exercise of this Warrant (assuming an exercise for cash) MULTIPLIED BY the difference between (A) the Average Market Price of one share of Common Stock for the five (5) trading day period ended the day prior to the Effective Date (as such term is defined in Section 1(c) hereof) MINUS (B) the then effective Exercise Price DIVIDED BY (y) the Average Market Price of one share of Common Stock for the five (5) trading day period ended the day prior to the Effective Date. As used herein, "AVERAGE MARKET PRICE" on any particular date (a "DETERMINATION DATE") means, with respect to one share of Common Stock for any Determination Date, that price which is equal to the arithmetic average of the Closing Bid Price (as defined below) for the Common Stock for each trading day in a five trading day period ended on the day prior to a Determination Date. As used herein, "CLOSING BID PRICE" means, for any security as of any date, the last closing bid price on the NASDAQ National Market (the "NASDAQ-NM") as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the NASDAQ-NM is not the principal trading market for the Common Stock, the last closing bid price of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of the Common Stock in the over-the-counter market on the pink sheets or bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price is reported for the Common Stock by Bloomberg, the last closing trade price of the Common Stock as reported by Bloomberg. If the Closing Bid Price cannot be calculated for the Common Stock on such date on any of the foregoing bases, the Closing Bid Price of the Common Stock on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company (all as appropriately adjusted for any stock dividend, stock split, or other similar transaction during such period);

     (c)     Upon  timely  receipt  of  the  Exercise  Materials  or  Conversion
Materials (whichever is applicable), the Company shall, as promptly as practicable, and in any event within five (5) business days after its receipt of the Exercise Materials or Conversion Materials, execute or cause to be executed and delivered to Holder a certificate or certificates representing the number of Warrant Shares specified in the Exercise Notice or if Holder delivered a Conversion Notice, the number of shares of Common Stock issuable upon conversion of this Warrant (whichever is applicable), together with cash in lieu of any fraction of a share, and, (x) if the Warrant is exercised in full, a copy of this Warrant marked "Exercised," or (y) if the Warrant is partially exercised, a copy of this Warrant marked "Partially Exercised" together with a new Warrant on the same terms for the unexercised balance of the Warrant Shares, or (z) if the Warrant is converted, a copy of this Warrant marked "Converted." The stock certificate or certificates shall be registered in the name of the registered Holder of this Warrant or such other name or names as shall be designated in the Exercise Notice or Conversion Notice. The date on which the Warrant shall be deemed to have been exercised or converted (the "EFFECTIVE DATE"), and the date the person in whose name any certificate evidencing the Common Stock issued upon the exercise or conversion hereof is issued shall be deemed to have become the holder of record of such shares, shall be the date the Corporation receives the Exercise Materials or Conversion Materials, irrespective of the date of delivery of a certificate or certificates evidencing the Common Stock issued upon the exercise or conversion hereof, except that, if the date on which the Exercise Materials or Conversion Materials are received by the Company is a date on which the stock transfer books of the Company are closed, the Effective Date shall be the date the Company receives the Exercise Materials or Conversion Materials, and the date such person shall be deemed to have become the holder of the Common Stock issued upon the exercise or conversion hereof shall be the next succeeding date on which the stock transfer books are open. All shares of Common Stock issued upon the exercise or conversion of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens, and charges with respect thereto.

     (d) If the Company shall fail to issue to Holder within five (5) business days following the Effective Date a certificate for the number of shares of Common Stock to which such holder is entitled upon such holder's exercise or conversion of this Warrant, in addition to all other available remedies which such holder may pursue hereunder and the Series 1 Bridge Note Purchase and Security Agreement between the Company and the initial holder of the Warrant (the "SECURITIES PURCHASE AGREEMENT") including indemnification pursuant to Section 7.18 thereof (all of which shall be cumulative), the Company shall pay additional damages to such holder on each day after the Effective Date, an amount equal to 1.0% of the product of (A) the number of Warrant Shares not issued to Holder and to which Holder is entitled MULTIPLIED BY (B) the Closing Bid Price of the Common Stock on the Effective Date. Such damages shall be computed daily and are due and payable daily.

SECTION  2.     ADJUSTMENTS  TO  WARRANT  SHARES.

     The number of Warrant Shares issuable upon the exercise hereof shall be subject to adjustment as follows:

     (a) In the event the Company is a party to a consolidation, share exchange, or merger, or the sale of all or substantially all of the assets of the Company to, any person, or in the case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation, and in which there is a reclassification or change of the shares of Common Stock of the Company, this Warrant shall after such consolidation, share exchange, merger, or sale be exercisable for the kind and number of securities or amount and kind of property of the Company or the corporation or other entity resulting from such share exchange, merger, or consolidation, or to which such sale shall be made, as the case may be (the "SUCCESSOR COMPANY"), to which a holder of the number of shares of Common Stock deliverable upon the exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale; and in any such case appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interests of the registered Holder of this Warrant, such that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to the number and kind of securities or the type and amount of property thereafter deliverable upon the exercise of this Warrant. The above provisions shall similarly apply to successive consolidations, share exchanges, mergers, and sales. Any adjustment required by this Section 2 (a) because of a consolidation, share exchange, merger, or sale shall be set forth in an undertaking delivered to the registered Holder of this Warrant and executed by the Successor Company which provides that the Holder of this Warrant shall have the right to exercise this Warrant for the kind and number of securities or amount and kind of property of the Successor Company or to which the holder of a number of shares of Common Stock deliverable upon exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale. Such undertaking shall also provide for future adjustments to the number of Warrant Shares and the Exercise Price in accordance with the provisions set forth in Section 2 hereof.

     (b) In the event the Company should at any time, or from time to time after the Original Issue Date, fix a record date for the effectuation of a stock split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, or securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "COMMON STOCK EQUIVALENTS") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split, or subdivision if no record date is fixed), the number of Warrant Shares issuable upon the exercise hereof shall be proportionately increased and the Exercise Price shall be appropriately decreased by the same proportion as the increase in the number of outstanding Common Stock Equivalents of the Company resulting from the dividend, distribution, split, or subdivision. Notwithstanding the preceding sentence, no adjustment shall be made to decrease the Exercise Price below $.001 per Share.

     (c) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for the effectuation of a reverse stock split, or a transaction having a similar effect on the number of outstanding shares of Common Stock of the Company, then, as of such record date (or the date of such reverse stock split or similar transaction if no record date is fixed), the number of Warrant Shares issuable upon the exercise hereof shall be proportionately decreased and the Exercise Price shall be appropriately increased by the same proportion as the decrease of the number of outstanding Common Stock Equivalents resulting from the reverse stock split or similar transaction.

     (d) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for a reclassification of its Common Stock, then, as of such record date (or the date of the reclassification if no record date is set), this Warrant shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such reclassification to a holder of a number of shares of Common Stock equal to the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such reclassification, and the Exercise Price shall be unchanged.

     (e) The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue, or sale of securities, sale of assets or any other voluntary action, void or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company
(x) will not create a par value of any share of stock receivable upon the exercise of the Warrant above the amount payable therefor upon such exercise, and (y) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of the Warrant.

     (f) When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrants and of the Exercise Price, together with the computation resulting in such adjustment.

     (g) The Company covenants and agrees that all Warrant Shares which may be issued will, upon issuance, be validly issued, fully paid, and non-assessable. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant in full.

SECTION  3.     NO  STOCKHOLDER  RIGHTS.

     This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

SECTION  4.     TRANSFER  OF  SECURITIES.

     (a) This Warrant and the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise, shall not be transferable except upon compliance with the provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT") and applicable state securities laws with respect to the transfer of such securities. The Holder of this Warrant, by acceptance of this Warrant, agrees to be bound by the provisions of Section 4 hereof and to indemnify and hold harmless the Company against any loss or liability arising from the disposition of this Warrant or the Warrant Shares issuable upon exercise hereof or any interest in either thereof in violation of the provisions of this Warrant.

     (b) Each certificate for the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

Legend  for  Warrant  Shares  or  other  shares  of  capital  stock:

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

SECTION  5.     REGISTRATION.

     All Warrant Shares are subject to the rights and privileges granted in and under the Registration Rights Agreement dated August 18, 1999, as Registrable
Securities  (as  defined  in  the  Registration  Rights  Agreement)  thereunder.

SECTION  6.     MISCELLANEOUS.

     (a) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Common Stock issued or issuable upon the exercise hereof.

     (b) Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

     (c) Notwithstanding any provision herein to the contrary, Holder hereof may not exercise, sell, transfer, or otherwise assign this Warrant unless the Company is provided with an opinion of counsel satisfactory in form and substance to the Company, to the effect that such exercise, sale, transfer, or assignment would not violate the Securities Act or applicable state securities laws.

     (d) This Warrant may be divided into separate Warrants covering one share of Common Stock or any whole multiple thereof, for the total number of shares of Common Stock then subject to this Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered holder stated herein.

     (e) All notices, requests, demands, and other communications required or permitted under this Warrant and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given, made, and received when personally delivered the day after deposited with a recognized national overnight delivery service prior to its dead-line for receiving packages for next day delivery or upon the fifth day after deposited in the United States registered or certified mail with postage prepaid, return receipt requested, in each case addressed as set forth below:

     If  to  the  Company:     The  Tracker  Corporation  of  America
                               180  Dundas  Street,  West,  26th  Floor
                               Toronto,  Ontario
                               Canada  M5G  1Z8
                               Attn:  Jay  S.  Stulberg
                               Facsimile:  (416)

     If to the Holder hereof, to the address of such Holder appearing on the books of the Company.

     (f) This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, irrespective of the choice of law provisions thereof. The parties agree that any appropriate state court located in New Castle County, Delaware, or any federal Court located in Wilmington, Delaware, including without limitation to the United States District Court of Delaware, shall have exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and shall be a proper forum in which to adjudicate such case or controversy. The parties consent to the jurisdiction of such courts.

                       [Signatures on the following page]

                                 SIGNATURE PAGE
                                       TO
                                     COMPANY
                          COMMON STOCK PURCHASE WARRANT

     IN WITNESS WHEREOF, the Company, has caused this Warrant to be executed in its name by its duly authorized officers under seal, and to be dated as of the date first above written.

                                            THE  TRACKER  CORPORATION  OF
                                            AMERICA

                                            By:
                                               ---------------------------------
                                               Jay  S.  Stulberg,  President
ATTEST:

------------------------------
Assistant  Secretary

                                                        [CORPORATE  SEAL]

                                   ASSIGNMENT

     (To be Executed by the Registered Holder to effect a Transfer of the foregoing Warrant)

     FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto ___________________________________________________________________________
the foregoing Warrant and the rights represented thereto to purchase shares of Common Stock of The Tracker Corporation of America in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint ________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

     Holder:

     _________________________________

     _________________________________

     Address

     Dated:  __________________,  19__

     In  the  presence  of:

     _________________________________

                    FORM OF NOTICE OF EXERCISE OR CONVERSION

     [To  be  signed  only  upon  exercise  of  Warrant]

To:     THE  TRACKER  CORPORATION  OF  AMERICA

     The undersigned registered Holder of the attached Warrant hereby irrevocably elects to exercise the Warrant for, and to purchase thereunder, _____ shares of Common Stock of The Tracker Corporation of America, issuable upon exercise of said Warrant and hereby surrenders said Warrant.

                                   CHOOSE ONE:

     The Holder herewith delivers to The Tracker Corporation of America, a check in the amount of $______ representing the Exercise Price for such shares.

                                       OR

     The Holder elects a cashless exercise pursuant to Section 1(b) of the Warrant. The Average Market Price as of _______ was $_____.

     The undersigned herewith requests that the certificates for such shares be issued in the name of, and delivered to the undersigned, whose address is
________________________________

     Dated:  ___________________
                                            Holder:

                                            ____________________________________

                                            ____________________________________

                                            By:_________________________________
                                               __________________

                                     NOTICE

     The signature above must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT C

                                       TO

              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT

                            FORM OF CALLABLE WARRANT

Form  Attached  hereto.

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

                       THE TRACKER CORPORATION OF AMERICA
                                CALLABLE WARRANT

Warrant  No.  S1BN/CW-____                                        __,000  shares
                           Original Issue Date: August ___, 1999

     THIS CERTIFIES THAT, FOR VALUE RECEIVED, _______________ {Purchaser of Bridge Notes} or its assigns (the "HOLDER") is entitled to purchase, on the terms and conditions hereinafter set forth, at any time or from time to time from the date hereof until 5:00 p.m., Eastern Time, until the FIRST (1ST) ANNIVERSARY of the Original Issue Date set forth above, or if such date is not a day on which the Company is open for business, then the next succeeding day on which the Company is open for business (such date is the "EXPIRATION DATE"), but not thereafter, to purchase up to _______ THOUSAND (___,000) shares of the Common Stock, par value $.001 (the "COMMON STOCK"), of THE TRACKER CORPORATION OF AMERICA, a Delaware corporation (the "COMPANY"), at a price per share equal to 80% of the average Closing Bid Price of the Common Stock of the Company for the five trading days ended the day immediately prior to the Exercise Date (as defined below) (the "EXERCISE PRICE"), such number of shares and Exercise Price being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. Each share of Common Stock as to which this Warrant is exercisable is a "WARRANT SHARE" and all such shares are collectively referred to as the "WARRANT SHARES." This Warrant is callable by the Company in accordance with the terms hereof, and in such event this Warrant shall remain exercisable by the holder up to the Redemption Date.

SECTION  1.     RIGHT  TO  REDEEM  WARRANT.

     At any time or from time to time, the Company shall have the absolute right to call this Warrant in part or in full for redemption by delivery of written notice to Holder of the Company's election to call this Warrant for redemption (the "CALL NOTICE"), which notice shall include (a) the number of Warrant Shares being called for redemption, (b) the aggregate consideration which shall be paid to Holder in respect of the redemption, at the rate of $.001 for each Warrant Share that is called for redemption (the "REDEMPTION PRICE"), and (c) the date (the REDEMPTION DATE") that the Redemption Price is to be paid and the redemption is effective, which shall be not less than twenty (20) nor more than sixty (60) days from the date of the Call Notice. If the Company calls this Warrant for redemption in accordance with this Section 1, the Holder shall be under a mandatory obligation to surrender this Warrant to the Company on the Redemption Date and receive the Redemption Price payable in respect thereof, PROVIDED HOWEVER, that after Holder has received a Call Notice in respect of this Warrant, Holder may exercise this Warrant an any time prior to the Redemption Date. On the Redemption Date, this Warrant shall automatically be converted into, and thereafter represent, solely the right to receive, upon surrender hereof to the Company at its office at 180 Dundas Street, West, 26th Floor, Toronto, Ontario, Canada M5G 1Z8, Attention: President, the Redemption Price payable in respect of this Warrant, PROVIDED HOWEVER, that if the Company shall call less than all of the Warrant Shares represented by this Warrant for redemption, the Warrant shall, in addition, represent the right to obtain a new Warrant of like tenor herewith, upon surrender of this Warrant to the Company at its office as specified above, representing the right to purchase the number of Warrant Shares originally evidenced by this Warrant MINUS the number of Warrant Shares called for redemption.

SECTION  2.     EXERCISE  OF  WARRANT.

     (a) This Warrant may, at the option of the Holder, be exercised in whole or in part from time to time, until 5:00 p.m., Eastern Time, on the Expiration Date, by delivery to the Company at its office at 180 Dundas Street, West, 26th Floor, Toronto, Ontario, Canada M5G 1Z8, Attention: President (i) a written notice of such registered Holder's election to exercise this Warrant (the "EXERCISE NOTICE"), which notice may be in the form of the Notice of Exercise attached hereto, properly executed and completed by the registered Holder or an authorized officer thereof, (ii) a check payable to the order of the Company, in an amount equal to the product of the Exercise Price MULTIPLIED BY the number of Warrant Shares specified in the Exercise Notice, AND (iii) this Warrant (the items specified in (i), (ii), and (iii) are collectively the "EXERCISE MATERIALS").

     (b) Upon timely receipt of the Exercise Materials, the Company shall, as promptly as practicable, and in any event within five (5) business days after its receipt of the Exercise Materials, execute or cause to be executed and delivered to Holder a certificate or certificates representing the number of Warrant Shares specified in the Exercise Notice, together with cash in lieu of any fraction of a share, and, (x) if the Warrant is exercised in full, a copy of this Warrant marked "Exercised," or (y) if the Warrant is partially exercised, a copy of this Warrant marked "Partially Exercised" together with a new Warrant on the same terms for the unexercised balance of the Warrant Shares. The stock certificate or certificates shall be registered in the name of the registered Holder of this Warrant or such other name or names as shall be designated in the Exercise Notice. The date on which the Warrant shall be deemed to have been exercised (the "EFFECTIVE DATE"), and the date the person in whose name any certificate evidencing the Common Stock issued upon the exercise hereof is issued shall be deemed to have become the holder of record of such shares, shall be the date the Company receives the Exercise Materials, irrespective of the date of delivery of a certificate or certificates evidencing the Common Stock issued upon the exercise hereof, except that, if the date on which the Exercise Materials are received by the Company is a date on which the stock transfer books of the Company are closed, the Effective Date shall be the date the Company receives the Exercise Materials, and the date such person shall be deemed to have become the holder of the Common Stock issued upon the exercise hereof shall be the next succeeding date on which the stock transfer books are open. All shares of Common Stock issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens, and charges with respect thereto.

     (c) If the Company shall fail to issue to Holder within five (5) business days following the Effective Date a certificate for the number of shares of Common Stock to which such holder is entitled upon such holder's exercise of this Warrant, in addition to all other available remedies which such holder may pursue hereunder and under the Series 1 Bridge Note Purchase and Security Agreement dated August 18, 1999 between the Company and the initial holder of the Warrant (the "SECURITIES PURCHASE AGREEMENT"), including indemnification pursuant to Section 7.18 thereof (all of which shall be cumulative), the Company shall pay additional damages to such holder on each day after the Effective Date, an amount equal to 1.0% of the product of (A) the number of Warrant Shares not issued to Holder and to which Holder is entitled
MULTIPLIED BY (B) the Closing Bid Price of the Common Stock on the Effective Date. Such damages shall be computed daily and are due and payable daily.

     (d) As used herein, "CLOSING BID PRICE" means, for any security as of any date, the last closing bid price on the NASDAQ National Market (the "NASDAQ-NM") as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the NASDAQ-NM is not the principal trading market for the Common Stock, the last closing bid price of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of the Common Stock in the over-the-counter market on the pink sheets or bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price is reported for the Common Stock by Bloomberg, the last closing trade price of the Common Stock as reported by Bloomberg. If the Closing Bid Price cannot be calculated for the Common Stock on such date on any of the foregoing bases, the Closing Bid Price of the Common Stock on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company (all as appropriately adjusted for any stock dividend, stock split, or other similar transaction during such period).

SECTION  3.     ADJUSTMENTS  TO  WARRANT  SHARES.

     The number of Warrant Shares issuable upon the exercise hereof shall be subject to adjustment as follows:

     (a) In the event the Company is a party to a consolidation, share exchange, or merger, or the sale of all or substantially all of the assets of the Company to, any person, or in the case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation, and in which there is a reclassification or change of the shares of Common Stock of the Company, this Warrant shall after such consolidation, share exchange, merger, or sale be exercisable for the kind and number of securities or amount and kind of property of the Company or the corporation or other entity resulting from such share exchange, merger, or consolidation, or to which such sale shall be made, as the case may be (the "SUCCESSOR COMPANY"), to which a holder of the number of shares of Common Stock deliverable upon the exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale; and in any such case appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interests of the registered Holder of this Warrant, such that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to the number and kind of securities or the type and amount of property thereafter deliverable upon the exercise of this Warrant. The above provisions shall similarly apply to successive consolidations, share exchanges, mergers, and sales. Any adjustment required by this Section 3(a) because of a consolidation, share exchange, merger, or sale shall be set forth in an undertaking delivered to the registered Holder of this Warrant and executed by the Successor Company which provides that the Holder of this Warrant shall have the right to exercise this Warrant for the kind and number of securities or amount and kind of property of the Successor Company or to which the holder of a number of shares of Common Stock deliverable upon exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale. Such undertaking shall also provide for future adjustments to the number of Warrant Shares and the Exercise Price in accordance with the provisions set forth in this Section 3.

     (b) In the event the Company should at any time, or from time to time after the Original Issue Date, fix a record date for the effectuation of a stock split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, or securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "COMMON STOCK EQUIVALENTS") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split, or subdivision if no record date is fixed), the number of Warrant Shares issuable upon the exercise hereof shall be proportionately increased and the Exercise Price shall be appropriately decreased by the same proportion as the increase in the number of outstanding Common Stock Equivalents of the Company resulting from the dividend, distribution, split, or subdivision. Notwithstanding the preceding sentence, no adjustment shall be made to decrease the Exercise Price below $.001 per Share.

     (c) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for the effectuation of a reverse stock split, or a transaction having a similar effect on the number of outstanding shares of Common Stock of the Company, then, as of such record date (or the date of such reverse stock split or similar transaction if no record date is fixed), the number of Warrant Shares issuable upon the exercise hereof shall be proportionately decreased and the Exercise Price shall be appropriately increased by the same proportion as the decrease of the number of outstanding Common Stock Equivalents resulting from the reverse stock split or similar transaction.

     (d) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for a reclassification of its Common Stock, then, as of such record date (or the date of the reclassification if no record date is set), this Warrant shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such reclassification to a holder of a number of shares of Common Stock equal to the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such reclassification, and the Exercise Price shall be unchanged.

     (e) The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue, or sale of securities, sale of assets or any other voluntary action, void or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company
(x) will not create a par value of any share of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (y) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of the Warrant.

     (f) When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrants and of the Exercise Price, together with the computation resulting in such adjustment.

     (g) The Company covenants and agrees that all Warrant Shares which may be issued will, upon issuance, be validly issued, fully paid, and non-assessable. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant in full.

SECTION  4.     NO  STOCKHOLDER  RIGHTS.

     This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

SECTION  5.     TRANSFER  OF  SECURITIES.

     (a) This Warrant and the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise, shall not be transferable except upon compliance with the provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT") and applicable state securities laws with respect to the transfer of such securities. The Holder of this Warrant, by acceptance of this Warrant, agrees to be bound by the provisions of Section 5 hereof and to indemnify and hold harmless the Company against any loss or liability arising from the disposition of this Warrant or the Warrant Shares issuable upon exercise hereof or any interest in either thereof in violation of the provisions of this Warrant.

     (b) Each certificate for the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

Legend  for  Warrant  Shares  or  other  shares  of  capital  stock:

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

SECTION  6.     REGISTRATION.

     All Warrant Shares are subject to the rights and privileges granted in and under the Registration Rights Agreement dated August 18, 1999, as Registrable
Securities  (as  defined  in  the  Registration  Rights  Agreement)  thereunder.

SECTION  7.     MISCELLANEOUS.

     (a) The Company covenants that it will at all times reserve and keep available, solely for the purpose of issuance upon the exercise hereof, a sufficient number of shares of Common Stock to permit the exercise hereof in full.

     (b) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Common Stock issued or issuable upon the exercise hereof.

     (c) Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

     (d) Notwithstanding any provision herein to the contrary, Holder hereof may not exercise, sell, transfer, or otherwise assign this Warrant unless the Company is provided with an opinion of counsel satisfactory in form and substance to the Company, to the effect that such exercise, sale, transfer, or assignment would not violate the Securities Act or applicable state securities laws.

     (e) This Warrant may be divided into separate Warrants covering one share of Common Stock or any whole multiple thereof, for the total number of shares of Common Stock then subject to this Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered holder stated herein.

     (f) All notices, requests, demands, and other communications required or permitted under this Warrant and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given, made, and received when personally delivered the day after deposited with a recognized national overnight delivery service prior to its dead-line for receiving packages for next day delivery or upon the fifth day after deposited in the United States registered or certified mail with postage prepaid, return receipt requested, in each case addressed as set forth below:

     If  to  the  Company:     The  Tracker  Corporation  of  America
                               180  Dundas  Street,  West,  26th  Floor
                               Toronto,  Ontario
                               Canada  M5G  1Z8
                               Attn:  President
                               Facsimile:  (416)

     If to the Holder hereof, to the address of such Holder appearing on the books of the Company.

     (g) This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, irrespective of the choice of law provisions thereof. The parties agree that any appropriate state court located in New Castle County, Delaware, or any federal Court located in Wilmington, Delaware, including without limitation to the United States District Court of Delaware, shall have exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and shall be a proper forum in which to adjudicate such case or controversy. The parties consent to the jurisdiction of such courts.

                       [Signatures on the following page]

                             COMPANY SIGNATURE PAGE
                                       TO
                                CALLABLE WARRANT

     IN WITNESS WHEREOF, the Company, has caused this Callable Warrant to be executed in its name by its duly authorized officers under seal, and to be dated as of the date first above written.

                                         THE  TRACKER  CORPORATION  OF
                                         AMERICA

                                         By:____________________________________
                                            Jay  S.  Stulberg,  President
ATTEST:
__________________________________
Assistant  Secretary

                                                     [CORPORATE  SEAL]

                                   ASSIGNMENT

     (To be Executed by the Registered Holder to effect a Transfer of the foregoing Warrant)

     FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto ___________________________________________________________________________
the foregoing Callable Warrant and the rights represented thereto to purchase shares of Common Stock of The Tracker Corporation of America in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

     Holder:
     ___________________________________

     ___________________________________

     Address

     Dated:  __________________,  19____

     In  the  presence  of:

     ___________________________________

{BA013484.DOC  2}
                           FORM OF NOTICE OF EXERCISE

     [To  be  signed  only  upon  exercise  of  Callable  Warrant]

To:     THE  TRACKER  CORPORATION  OF  AMERICA

     Pursuant to the Call Notice issued by the Company on ______________, 19___, the undersigned registered Holder of the attached Callable Warrant hereby irrevocably elects to exercise the Callable Warrant for, and to purchase thereunder, ___________ shares of Common Stock of The Tracker Corporation of America, issuable upon exercise of said Warrant and hereby surrenders said Warrant.


     The Holder herewith delivers to The Tracker Corporation of America, a check in the amount of $______________ representing the Exercise Price for such shares.


     The undersigned herewith requests that the certificates for such shares be issued in the name of, and delivered to the undersigned, whose address is
__________________________________________.

     Dated:  ___________________

                                            Holder:

                                            ____________________________________

                                            ____________________________________
                                            By:
                                               _________________________________
                                               __________________

                                     NOTICE

     The signature above must correspond to the name as written upon the face of the within Callable Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT D

                                       TO

              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT

                      FORM OF REGISTRATION RIGHTS AGREEMENT

Form  Attached  hereto.

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT ("AGREEMENT"), is made and entered into as of the __ day of August, 1999, by and among THE TRACKER CORPORATION OF AMERICA, a DELAWARE corporation (the "COMPANY"), and the Persons listed on the Purchaser Signature Pages hereto (each of whom is individually referred to as a "PURCHASER" and all of whom collectively are referred to as the "PURCHASERS").

                                   BACKGROUND

     In connection with the consummation of the transactions contemplated by that Series 1 Bridge Note Purchase and Security Agreement (the "PURCHASE AGREEMENT") of even date herewith by and among the Company and the Purchasers, the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to the Purchasers from time to time up to $3,000,000 in maximum principal amount of Series 1 Convertible Subordinated Secured Bridge Financing Notes (the "BRIDGE NOTES") together with Common Stock Purchase Warrants (the "PURCHASER WARRANTS"). Attached to the Bridge Notes are Repricing Warrants (the "Repricing Warrants"). Collectively, the Bridge Notes, and the Purchaser Warrants, and the Repricing Warrants are hereinafter collectively referred to as the "PURCHASED SECURITIES"). The Bridge Notes are convertible into, and the Purchaser Warrants and the Repricing Warrants are exercisable for, shares of the Company's common stock, .001 par value per share (the "COMMON STOCK"). The Common Stock issuable upon conversion of the Bridge Notes is hereinafter referred to as the "CONVERSION SHARES," and the Common Stock issuable upon exercise of the Purchaser Warrants is hereinafter referred to as the "PURCHASER WARRANT SHARES," and the Common Stock issuable upon exercise of the Repricing Warrants is hereinafter called the "REPRICING WARRANT SHARES." To induce Purchasers to execute and deliver the Purchase Agreement, the Company has agreed to file a Registration Statement covering the Conversion Shares, the Purchaser Warrant Shares, and the Repricing Warrant Shares under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws.

                                    AGREEMENT

     For and in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

     SECTION  1.     DEFINITIONS.

     As used in this Agreement, the following capitalized terms are used with the meanings there after ascribed:

     (a) "INVESTOR" means any Purchaser and any transferee or assignee thereof to whom any Purchaser assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with
Section  9.

     (b) "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof, or a governmental agency.


     (c) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

     (d) "REGISTRABLE SECURITIES" means the Conversion Shares, the Purchaser Warrant Shares, the Repricing Warrant Shares, {ADD REFERENCE TO PLACEMENT WARRANT SHARES}and any shares of capital stock issued or issuable with respect to the Purchased Securities, Conversion Shares, the Purchaser Warrant Shares, or the Repricing Warrant Shares, as a result of any stock split, stock dividend, recapitalization, exchange, or similar event.

     (e) "REGISTRATION STATEMENT" means a registration statement of the Company filed under the 1933 Act.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

     SECTION  2.     REGISTRATION.

     (a) MANDATORY REGISTRATION. The Company shall prepare and file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration, subject to the consent of each Purchaser and the provisions of Section 2(e), which consent will not be unreasonably withheld), covering the resale of all of the Registrable
Securities, within THIRTY (30) days after the first to occur of (1) the issuance, sale, and delivery of $3,000,000 in maximum principal amount of, or
(2) the date the Company receives written notice from Sovereign Capital Advisors, LLC of termination of further offers of the Bridge Notes (the "FILING DEADLINE"). The Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement(s) also covers such indeterminate number of additional shares of Common Stock as may become issuable (i) upon conversion of the Bridge Notes and exercise of the Purchaser Warrants to prevent dilution resulting from stock splits, stock dividends, or similar transactions, and (ii) by reason of the Repricing Warrants in accordance with the terms thereof. Such Registration Statement shall initially register for resale at least 100% of the Conversion Shares and the Purchaser Warrant Shares, subject to adjustment as provided in Section 3(b) hereof, and such registered shares of Common Stock shall be allocated among the Investors pro rata based on the total number of Registrable Securities issued or issuable as of each date that a Registration Statement, as amended, relating to the resale of the Registrable Securities is declared effective by the SEC. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC within ninety (90) days after the Filing Deadline (the
"REGISTRATION DEADLINE"). The Company shall permit the registration statement to become effective within five (5) business days after receipt of a "no review" notice from the SEC. Such Registration Statement shall be kept current and effective for a period of twelve (12) months from the Closing Date. {THIS SUBSECTION WILL NEED TO BE REVISED SLIGHTLY TO REFLECT TERMS OF AGREEMENT ON TIMING OF REGISTRATION}

     (b) UNDERWRITTEN OFFERING. If any offering pursuant to a Registration Statement pursuant to Section 2(a) involves an underwritten offering, the Purchasers shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer their interest in the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

     (c) PIGGY-BACK REGISTRATIONS. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its securities (other than on Form S-4 or Form S-8 or their then equivalents relating to securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) the Company shall promptly send to each Investor who is entitled to registration rights under this Section 2(c) written notice of the Company's intention to file a Registration Statement and of such Investor's rights under this Section 2(c) and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, subject to the priorities set forth in Section 2(d) below. No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under Section 2(a) hereof. The obligations of the Company under this
Section 2(c) may be waived by Investors holding a majority of the Registrable Securities. If an offering in connection with which an Investor is entitled to registration under this Section 2(c) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

     (d) PRIORITY IN PIGGY-BACK REGISTRATION RIGHTS IN CONNECTION WITH REGISTRATIONS FOR COMPANY ACCOUNT. If the registration referred to in Section 2(c) is to be an underwritten public offering for the account of the Company and the managing underwriter(s) advise the Company in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Common Stock which may be included in the Registration Statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration: (i) first, all securities the Company proposes to sell for its own account, (ii) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights, and (iii) third, the securities requested to be registered by the Investors and other holders of securities entitled to participate in the registration, drawn from them pro rata based on the number each has requested to be included in such registration.

     (e) ELIGIBILITY FOR FORM S-3. The Company represents, warrants covenants that it has filed and shall file all reports required to be filed by the Company with the SEC in a timely manner so as to obtain and maintain such eligibility for the use of Form S-3. In the event that Form S-3 is not available for sale by the Investors of the Registrable Securities, then (i) the Company, with the consent of each Investor pursuant to Section 2(a), shall register the sale of the Registrable Securities on another appropriate form, such as Form SB-2 and (ii) the Company shall undertake to register the Registrable Securities on Form S-3 as soon as such form is available.

     SECTION  3.     RELATED  OBLIGATIONS.

     Whenever an Investor has requested that any Registrable Securities be registered pursuant to Section 2(c) hereof, or at such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) hereof, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

     (a) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (on or prior to the Filing Deadline), for the registration of Registrable Securities pursuant to Section 2(a) and use its best efforts to cause such Registration Statement(s) relating to Registrable Securities to become effective as soon as possible after such filing and in any event by the Registration Date, and keep the Registration Statement(s) effective pursuant to Rule 415 at all times until the later of (i) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which (A) the Investors shall have sold all the Registrable Securities and (B) none of the Bridge Notes are outstanding (the "REGISTRATION PERIOD"), which Registration Statement(s) (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

     (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement(s) and the prospectus (es) used in connection with the Registration Statement(s), which prospectus (es) are to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep the Registration Statement(s) effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement(s) until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement(s). In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within fifteen (15) days after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The
Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issued or issuable upon conversion of the Bridge Notes together with the number of Registrable Securities issued or issuable upon exercise of the Purchaser Warrants and the Repricing Warrants is greater than the quotient determined by dividing (i) the number of shares of Common Stock available for resale under such Registration Statement by (ii) {1.0}. For purposes of the calculation set forth in the foregoing sentence, any restrictions on the convertibility of the Bridge Notes or exercise of the Purchaser Warrants and the Repricing Warrants shall be disregarded and such calculation shall assume that the Bridge Notes are then convertible into shares of Common Stock at the then prevailing Conversion Price (as defined in the Bridge Notes) and that the Purchaser Warrants and the Repricing Warrants are exercised at the then current exercise price.

     (c) The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement(s) and its legal counsel, without charge, (i) promptly after the same is prepared and filed with the SEC at least one copy of the Registration Statement and any amendment thereto, including financial statements and schedules, all documents incorporated therein by reference, and all exhibits, the prospectus (es) included in such Registration Statement(s) (including each preliminary prospectus) and all correspondence by or on behalf of the Company to the SEC or the staff of the SEC and all correspondence from the SEC or the staff of the SEC to the Company or its representatives, related to such Registration Statement(s), (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request), and (iii) such other documents, including any preliminary prospectus, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

     (d) The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement(s) under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; PROVIDED HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d) hereof, (B) subject itself to general taxation in any such jurisdiction, or (C) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

     (e) In the event Investors who hold a majority of the Registrable Securities being offered in the offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

     (f) As promptly as practicable after becoming aware of such event, the Company shall notify each Investor in writing of the happening of any event, of which the Company has knowledge, as a result of which, the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor (or such other number of copies as such Investor may reasonably request). The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

     (g) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment, and to notify each Investor who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof, or its receipt of actual notice of the initiation, or threatened initiation of any proceeding for such purpose.

     (h) The Company shall permit each Investor a single firm of counsel or such other counsel as thereafter designated as selling stockholders' counsel by the Investors who hold a majority of the Registrable Securities being sold, to review and comment upon the Registration Statement(s) and all amendments and supplements thereto at least seven (7) days prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement(s) or any amendment or supplement thereto without the prior approval of such counsel, which consent shall not be unreasonably withheld.

     (i) At the request of the Investors who hold a majority of the Registrable Securities being sold, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) if required by an underwriter, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope, and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors.

     (j) The Company shall make available for inspection by (i) any Investor, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors, and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence PROVIDED HOWEVER, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (B) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (C) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

     (k) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     (l) The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, (ii) to secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the NASDAQ [NATIONAL SMALL CAP] Market, (iii) if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii) to secure the inclusion for quotation on the NASDAQ [NATIONAL SMALL CAP] Market for such Registrable Securities or, (iv) if, despite the Company's best efforts to satisfy the preceding clause (iii), the Company is unsuccessful in satisfying the preceding clause (iii), to secure the inclusion for quotation on the over-the-counter market for such Registrable Securities, and, without limiting the generality of the foregoing, in the case of clause (iii) or (iv), to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(1).

     (m) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, any managing underwriter or underwriters, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or, if there is no managing underwriter or underwriters, the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request. Not later than the date on which any Registration Statement registering the resale of Registrable Securities is declared effective, the Company shall deliver to its transfer agent instructions, accompanied by any reasonably required opinion of counsel, that permit sales of unlegended securities in a timely fashion that complies with then mandated securities settlement procedures for regular way market transactions.

     (n) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

     (o) The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

     (p) If requested by the managing underwriters or an Investor, the Company shall immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the Investors agree should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters, and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and supplement or make amendments to any Registration Statement if requested by a shareholder or any underwriter of such Registrable Securities.

     (q) The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

     (r) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

     SECTION  4.     OBLIGATIONS  OF  THE  INVESTORS.

     (a) At least seven (7) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request.

     (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement(s) hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

     (c) In the event Investors holding a majority of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor notifies the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement(s).

     (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

     (e) No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

     SECTION  5.     EXPENSES  OF  REGISTRATION.

     All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings, or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and printing fees, accounting fees, and fees and disbursements of counsel for the Company and fees and disbursements of one counsel for the Investors, shall be borne by the Company.

     SECTION  6.     INDEMNIFICATION.

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless, and defend each Investor who holds such Registrable Securities, the directors, officers, partners, employees, agents, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), and any underwriter (as defined in the 1933 Act) for the Investors, and the directors and officers of, and each Person, if any, who controls, any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "CLAIMS") incurred in investigating, preparing, or defending any action, claim, suit, inquiry, proceeding, investigation, or appeal taken from the foregoing by or before any court or governmental, administrative, or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration
Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or,
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or mission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

     (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933

Act, the 1934 Act, or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; PROVIDED HOWEVER, that the indemnity agreement contained in this
Section 6(b) and Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; PROVIDED FURTHER HOWEVER, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

     (c) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

     (d) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; PROVIDED HOWEVER, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, PROVIDED HOWEVER, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms, or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

     (e) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

     (f)     The  indemnity  agreements contained herein shall be in addition to
(i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     SECTION  7.     CONTRIBUTION.

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; PROVIDED HOWEVER, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     SECTION  8.     REPORTS  UNDER  THE  1934  ACT.

     With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

     (a) Make and keep public information available, as those terms are understood and defined in Rule 144;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section ____ of the Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

     (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act, and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

     SECTION  9.     ASSIGNMENT  OF  REGISTRATION  RIGHTS.

     The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement; (vi) such transferee shall be an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act; and (vii) in the event the assignment occurs subsequent to the date of effectiveness of the Registration Statement required to be filed pursuant to Section 2(a), the transferee agrees to pay all reasonable expenses of amending or supplementing such Registration Statement to reflect such assignment.

     SECTION  10.     AMENDMENT  OF  REGISTRATION  RIGHTS.

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold two-thirds of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

     SECTION  11.     MISCELLANEOUS.

     (a)     A  person  or  entity  is  deemed  to  be  a  holder of Registrable
Securities  whenever  such  person  or  entity  owns  of record such Registrable
Securities. If the Company receives conflicting instructions, notices, or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice, or election received from the registered owner of such Registrable Securities.

     (b) Any notices consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mall, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If  to  the  Company:     The  Tracker  Corporation  of  America
                               180  Dundas  Street  West,  24th  Floor
                               Toronto,  Ontario
                               Canada  M5G  1Z8
                               Attn:
                               Telephone:  (416)  593-2604
                               Facsimile:  ()
     with  a  copy  (which  shall  not  constitute  notice)  to:

                               _________________,  Esq.


                               Telephone:  (   )
                               Facsimile:  (   )

     If to a Purchaser, to its address and facsimile number on the Schedule of Purchasers, with copies to such Purchaser's counsel as set forth on the Schedule of Purchasers. Each party shall provide five (5) days prior written notice to the other party of any change in address or facsimile number.

     (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of _______ without regard to the principles of conflict of laws. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     (e) This Agreement and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     (f) Subject to the requirements of Section 9, this Agreement shall inure to the benefit and of and be binding upon the permitted successors and assigns of each of the parties hereto.

     (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h) This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                             COMPANY SIGNATURE PAGE
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                                           COMPANY:

                                           THE  TRACKER  CORPORATION  OF
                                           AMERICA

                                           By:__________________________________
                                              Name,  Title


                    [Purchasers Signature on Following Pages]

                            PURCHASER SIGNATURE PAGE
                                       TO
                          REGISTRATION RIGHTS AGREEMENT


                                           PURCHASER:

                                           By:__________________________________

                                           Name:________________________________

                                           Title:_______________________________

PURCHASER NAME ("PURCHASER")
ADDRESS AND
FACSIMILE NUMBER
--------------------------------------------------------------------------------

SECURITIES PURCHASED          $____________
--------------------------------------------------------------------------------
PURCHASE PRICE                 _________________________________________
--------------------------------------------------------------------------------
PURCHASER'S LEGAL COUNSEL      _________________________________________
ADDRESS AND
FACSIMILE NUMBER               _________________________________________

                               _________________________________________

                               _________________________________________
--------------------------------------------------------------------------------

                                    EXHIBIT E

                                       TO

              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT

                            FORM OF ESCROW AGREEMENT

Form  Attached  hereto.

                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (the "ESCROW AGREEMENT"), is made and entered into as of August 6, 1999, by and between THE TRACKER CORPORATION OF AMERICA, a Delaware corporation (the "COMPANY"), and the Persons listed on the Purchaser Signature Pages attached hereto (each of whom is individually referred to as a "PURCHASER" and all of whom collectively are referred to as the "PURCHASERS"), and SUNTRUST BANK, ATLANTA, a Georgia banking corporation, as Escrow Agent hereunder ("ESCROW AGENT").
                                   BACKGROUND

     The Company has engaged Sovereign Capital Advisors, LLC, a Nevada limited liability company ("SOVEREIGN") to assist it in locating qualified investors to purchase up to $3,000,000 in original principal amount of convertible, secured, Series 1 Bridge Notes of the Company (the "SECURITIES"), pursuant to a Series 1 Bridge Note Purchase and Security Agreement (the "PURCHASE AGREEMENT"). Pursuant to the Purchase Agreement, Purchasers are required to deliver to Escrow Agent full payment of the purchase price of the Securities purchased at the time such Purchasers execute the Purchase Agreement (the "ESCROW FUNDS"). Escrow Agent shall accept, hold, and disburse the Escrow Funds deposited with Escrow
Agent in accordance with the terms of this Escrow Agreement. There is no minimum amount of Escrow Funds which must be held by Escrow Agent before the Escrow Agent may disburse Escrow Funds to the Company pursuant to a Release
Notice  meeting  all  of  the  terms  and  conditions  set  forth  herein.

                                    AGREEMENT

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors, and assigns, hereby agree as follows:

     SECTION  1.     DEFINITIONS.

     The  following  terms  shall  have the following meanings when used herein:

     "CASH INVESTMENT" means the purchase price of the Securities to be purchased by any Purchaser as set forth on the signature page to the Purchase Agreement executed by such Purchaser.

     "CASH INVESTMENT INSTRUMENT" means a wire transfer of immediately available funds deposited in the "The Tracker Corporation of America-Escrow Account," in full payment of the purchase price of the Securities to be purchased by any Purchaser as set forth on the signature page to the Purchase Agreement executed by such Purchaser.

     "ESCROW FUNDS" means the Cash Investments deposited with the Escrow Agent pursuant to this Escrow Agreement.

     "RELEASE NOTICE" shall mean a written notification, or written notifications, if more than one, signed by the Company which shall indicate: (a) the name and address, the Securities purchased, and the Cash Investment of each Purchaser, (b) any withdrawal of a subscription by the Purchaser, (c) any other termination, for whatever reason, of a subscription, and (d) a closing statement which identifies the total proceeds from the sale of the Securities, the fees, reimbursable costs, and expenses of Sovereign and counsel to Sovereign, and the instructions for disbursement of the Escrow Fund.

     SECTION  2.     APPOINTMENT  OF  AND  ACCEPTANCE  BY  ESCROW  AGENT.

     The Company and Purchasers hereby appoint Escrow Agent to serve as Escrow Agent hereunder, and Escrow Agent hereby accepts such appointment in accordance with the terms of this Escrow Agreement. The Company agrees that prior to commencement of the offering to Purchasers, the Company shall request in writing that Escrow Agent shall establish the "The Tracker Corporation of America-Escrow Account," as more particularly described in Section 3(a) hereto (the "ESCROW ACCOUNT") into which the Cash Investment Instruments from Purchasers shall be deposited. Escrow Agent agrees to establish the Escrow Account promptly after such request and after the Escrow Agent shall have received all information reasonably requested from the Company and Sovereign. Escrow Agent is authorized to rely on written communications from Sovereign concerning all matters related to this Escrow Agreement, provided, that Sovereign shall not have the power to waive any conditions or to modify or amend the terms of this Escrow Agreement, without express authorization of the Company or Purchasers and Escrow Agent, as the case may be.

     SECTION  3.     DEPOSITS  INTO  ESCROW.

     (a) All Cash Investment Instruments from Purchasers shall be deposited into the Escrow Account described below:

Bank:                                        SunTrust Bank, Atlanta
Corporate Trust Department
ABA Routing No.:                             061000104
Center:                                      008
Account No.:                                 9088000008
Attn:                                        Rebecca Fischer
Re:                                          The Tracker Corporation of America-
                                             Escrow Account

ALL ESCROW FUNDS DEPOSITED IN THE ESCROW ACCOUNT SHALL REMAIN THE PROPERTY OF THE PURCHASERS ACCORDING TO THEIR RESPECTIVE INTERESTS AND SHALL NOT BE SUBJECT TO ANY LIEN OR CHARGE BY ESCROW AGENT OR BY JUDGMENT OR CREDITORS' CLAIMS AGAINST THE COMPANY UNTIL RELEASED TO THE COMPANY IN ACCORDANCE WITH SECTION 5 HEREOF.

     (b) Purchasers will transmit Escrow Funds by wire transfer. Wire transfers are subject to collection requirements of presentment and final payment. Escrow Funds in the Escrow Account cannot be drawn upon or disbursed until such time as final payment has been made and all of the wire transfers are no longer subject to dishonor. Upon receipt, Escrow Agent shall process each Cash Investment Instrument for collection, and the proceeds thereof shall be held as part of the Escrow Funds until disbursed in accordance with Section 5 hereof. If, upon presentment for payment, any Cash Investment Instrument is dishonored, Escrow Agent's sole obligation shall be to notify the Company of such dishonor and to return such Cash Investment Instrument to Purchaser. Notwithstanding the foregoing, if for any reason any Cash Investment Instrument is uncollectible after payment of the Escrow Funds represented thereby has been made by Escrow Agent in accordance with this Escrow Agreement, the Company shall immediately reimburse Escrow Agent upon receipt from Escrow Agent of written notice thereof.

     (c) All Cash Investment Instruments shall be immediately available Escrow Funds sent by wire transfer to the Escrow Account and Escrow Agent shall not be obligated to accept, or present for payment, any Cash Investment Instrument that is not payable in that manner.

     SECTION  4.     OTHER  INFORMATION  TO  BE  FURNISHED  TO  ESCROW  AGENT.

     The Company shall, on the date hereof, provide to Escrow Agent the name, taxpayer identification number, address, and such other information as may be required for withholding and reporting purposes such as either U.S. Treasury Department Form W-9 or another applicable form, e.g., W-8 for each Purchaser.

     SECTION  5.     DISBURSEMENTS  OF  ESCROW  FUNDS.

     (a) RELEASE NOTICE UPON COMPLETION OF OFFERING. Subject to the provisions of Section 13 hereof, Escrow Agent shall disburse the amounts in the Escrow Account as directed in a Release Notice, by wire transfer, promptly after receipt of a Release Notice from Company. Notwithstanding the foregoing Escrow Agent shall not be obligated to disburse the Escrow Funds if Escrow Agent has grounds to believe that (a) Cash Investment Instruments have not been received, deposited with, and collected by the Escrow Agent in an amount at least equal to the amount specified in the Release Notice or (b) the Release Notice is materially incorrect or incomplete.

     (b) REJECTION OF ANY SUBSCRIPTION OR TERMINATION OF THE OFFERING. No later than fifteen (15) business days after receipt by Escrow Agent of written notice (i) from the Company or Sovereign that the Company intends to reject a Purchaser's subscription, or (ii) from the Company or Sovereign that there will be no closing of the sale of Securities to Purchasers, Escrow Agent shall pay to the applicable Purchasers, by certified or bank check sent by first class mail, the amount of the Cash Investment paid by each Purchaser, without interest or deduction.

     (c) EXPIRATION OF OFFERING PERIOD. Notwithstanding anything to the contrary contained herein, if Escrow Agent shall not have received a Release Notice for the First Closing on or before August 19, 1999, and a Release Notice for the final closing on or before February 19, 1999, Escrow Agent shall, within fifteen (15) business days after each such date and without any further instruction or direction from Sovereign or the Company, return to each Purchaser, by certified or bank check sent by first class mail, all their respective Cash Investments then held by Escrow Agent.

     SECTION  6.     PROVISIONS  FOR  BENEFIT  OF  ESCROW  AGENT.

     (a) Escrow Agent undertakes to perform only such duties as are expressly set forth herein, and no additional duties or obligations shall be implied hereunder. In performing its duties under this Escrow Agreement, or upon the claimed failure to perform any of its duties hereunder, Escrow Agent shall not be liable to anyone for any damages, losses, or expenses which may be incurred as a result of Escrow Agent so acting or failing to so act; PROVIDED HOWEVER, Escrow Agent shall not be relieved from liability for damages arising out of its proven gross negligence or willful misconduct under this Escrow Agreement. Escrow Agent shall in no event incur any liability with respect to
(i) any action taken or omitted to be taken in good faith upon advice of legal counsel, which may be counsel to any party hereto, given with respect to any question relating to the duties and responsibilities of Escrow Agent hereunder, or (ii) any action taken or omitted to be taken in reliance upon any in instrument delivered to Escrow Agent and believed by it to be genuine and to have been signed or presented by the proper party or parties. Escrow Agent shall not be bound in any way by any agreement or contract between the Company and Purchaser, whether or not Escrow Agent has knowledge of any such agreement or contract.

     (b) The Company and Purchasers each warrant to and agree with Escrow Agent that, unless otherwise expressly set forth in this Escrow Agreement, there is no security interest in the Escrow Funds or any part of the Escrow Account; no financing statement under the Uniform Commercial Code of any jurisdiction is on file in any jurisdiction claiming a security interest in or describing, whether specifically or generally, the Escrow Funds or any part of the Escrow Funds; and the Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Escrow Funds or any part of the Escrow Funds or to file any financing statement under the Uniform Commercial Code of any jurisdiction with respect to the Escrow Funds or any part thereof.

     SECTION  7.     SUSPENSION  OF  PERFORMANCE  OR  DISBURSEMENT  INTO  COURT.

     (a) As an additional consideration for and as an inducement for Escrow Agent to act hereunder, it is understood and agreed that, in the event of any disagreement between the parties to this Escrow Agreement or among them or any other person(s) resulting in adverse claims and demands being made in connection with or for any money or other property involved in or affected by this Escrow Agreement, Escrow Agent shall be entitled to refuse to comply with the demands of such parties, or any of such parties, so long as such disagreement shall continue. In such event, Escrow Agent shall make no delivery or other disposition of the Escrow Funds or any part of such Escrow Funds. Anything herein to the contrary notwithstanding, Escrow Agent shall not be or become liable to such parties or any of them for the failure of Escrow Agent to comply with the conflicting or adverse demands of such parties or any of such parties. Escrow Agent shall be entitled to continue to refrain and refuse to deliver or otherwise dispose of the Escrow Funds or any part thereof or to otherwise act hereunder, as stated above, unless and until: (a) the rights of such parties have been finally settled by binding arbitration or duly adjudicated in a court having jurisdiction of the parties and the Escrow Funds and Escrow Agent shall have received written notice thereof OR (b) the parties have reached an agreement resolving their differences and have notified Escrow Agent in writing of such agreement and have provided Escrow Agent with indemnity satisfactory to Escrow Agent pursuant to Section 12 hereof against any liability, claims, or damages resulting from compliance by Escrow Agent with such agreement.

     (b) In the event of a disagreement between such parties as described above, Escrow Agent shall have the right, in addition to the rights described above and at the option of Escrow Agent, to tender into the registry or custody of any court having jurisdiction, all money and property comprising the Escrow Account and may take such other legal action as may be appropriate or necessary, in the opinion of Escrow Agent or its counsel. Upon such tender, the parties hereto agree that Escrow Agent shall be discharged from all further duties under this Escrow Agreement; PROVIDED HOWEVER, that the filing of any such legal proceedings shall not deprive Escrow Agent of its compensation hereunder earned prior to such filing and discharge of Escrow Agent of its duties hereunder.

     (c) Escrow Agent shall have no liability to Sovereign, the Company, any Purchaser, or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of Escrow Funds held in the Escrow Account or any delay in or with respect to any other action required or requested of Escrow Agent.

     (d) The parties hereto agree that, in the event any controversy arises under or in connection with this Escrow Agreement or the Escrow Funds, or Escrow Agent is made a party to or intervenes in any litigation pertaining to this Escrow Agreement or the Escrow Funds, to pay to Escrow Agent reasonable compensation for its extraordinary services and to reimburse Escrow Agent for all costs and expenses associated with such controversy or litigation.

     (e) Escrow Agent shall have no obligation to take any legal action in connection with this Escrow Agreement or towards its enforcement, or to appear in, prosecute, or defend any action or legal proceeding which would or might involve it in any cost, expense, loss, or liability unless security and indemnity, as provided in Section 12 hereof shall be furnished.

     SECTION  8.     INVESTMENT  OF  ESCROW  FUNDS.

     Escrow Agent shall not invest or reinvest the Escrow Funds. The parties to this Escrow Agreement acknowledge that no interest shall accrue or be paid with respect to the Escrow Funds.

     SECTION  9.     REMOVAL  OF  ESCROW  AGENT.

     Escrow Agent may be removed, with or without cause, by the Company and all Purchasers, acting jointly, in writing, at any time by the giving of thirty (30) days prior written notice to Escrow Agent. Such removal shall take effect upon the appointment of a successor escrow agent as provided hereinbelow. Upon any such notice of removal, the Company shall appoint a successor escrow agent hereunder, which shall be a commercial bank, trust company, or other financial institution with a combined capital and surplus in excess of $100,000,000. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor escrow agent, such successor escrow agent shall thereupon succeed to, and become vested with, all the rights, powers, privileges, and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement. After any retiring Escrow Agent's removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement.

     SECTION  10.     RESIGNATION  OF  ESCROW  AGENT.

     Escrow Agent may resign at any time from its obligations under this Escrow Agreement by providing written notice to the parties hereto. Such resignation shall be effective on the date set forth in such written notice which shall be no earlier than 20 days after such written notice has been given. In the event no successor escrow agent has been appointed on or prior to the date such resignation is to become effective, Escrow Agent shall be entitled to tender into the custody of a court of competent jurisdiction all assets then held by it hereunder and shall thereupon be relieved of all further duties and obligations under this Escrow Agreement. Escrow Agent shall have no responsibility for the appointment of a successor escrow agent hereunder. After Escrow Agent's resignation the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was escrow agent under this Escrow Agreement.

     SECTION  11.     LIABILITY  OF  ESCROW  AGENT.

     (a) Escrow Agent's sole responsibility shall be for the safekeeping and disbursement of the Escrow Funds in accordance with the terms of this Escrow Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein.

     (b) Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except for its own gross negligence or willful misconduct.

     (c) In no event shall Escrow Agent be liable for incidental, indirect, special, consequential, or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds or the Escrow Account in which Escrow Funds are deposited or this Escrow Agreement, or to appear in, prosecute, or defend any such legal action or proceeding. Without limiting the generality of the foregoing, Escrow Agent shall not be responsible for or required to enforce any of the terms or conditions of any Purchase Agreement with any Purchaser or any other agreement between the Company, Sovereign, and/or any Purchaser. Escrow Agent shall not be responsible or liable in any manner for the performance by the Company or any Purchaser of their respective obligations under any Purchase Agreement nor shall Escrow Agent be responsible or liable in any manner for the failure of the Company, Sovereign, or any third party (including any Purchaser) to honor any of the provisions of this Escrow Agreement. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully indemnified pursuant to Section 12 hereof from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel. The Company shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

     (d) Escrow Agent is authorized to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished, or levied upon under any court order, or in case the payment, assignment, transfer, conveyance, or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment, or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment, or decree without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment, or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment, or decree may be subsequently reversed, modified, annulled, set aside, or vacated.

     SECTION  12.     INDEMNIFICATION  OF  ESCROW  AGENT.

     The Company and Purchasers jointly and severally agree to indemnify Escrow Agent and it officers, directors, employees, and agents and save Escrow Agent and its officers, directors, employees, and agents harmless from and against any and all Claims (as hereinafter defined) and Losses (as hereinafter defined) which may be incurred by Escrow Agent or any of such officers, directors, employees, or agents as a result of Claims asserted against Escrow Agent or any of such officers, directors, employees, or agents as a result of or in connection with Escrow Agent's capacity as such under this Escrow Agreement by any person or entity. For the purposes hereof the term "CLAIMS" shall mean all claims, lawsuits, causes of action, or other legal actions and proceedings of whatever nature brought against (whether by way of direct action, counterclaim, cross action, or impleader) Escrow Agent or any such officer, director, employee, or agent, even if groundless, false, or fraudulent, so long as the claim, lawsuit, cause of action, or other legal action or proceeding is alleged or determined, directly or indirectly, to arise out of, result from, relate to, or be based upon, in whole or in part: (a) the acts or omissions of the Company or Purchasers, (b) the appointment of Escrow Agent as escrow agent under this Escrow Agreement, or (c) the performance by Escrow Agent of its powers and duties under this Escrow Agreement; and the term "LOSSES" shall mean losses, costs, damages, expenses, judgments, and liabilities of whatever nature (including, but not limited to, attorneys', accountants', and other professionals' fees, litigation, and court costs and expenses and amounts paid in settlement), directly or indirectly resulting from, arising out of, or relating to one or more Claims. Upon the written request of Escrow Agent or any such officer, director, employee, or agent (each referred to hereinafter as an "INDEMNIFIED PARTY"), the Company and Purchasers jointly and severally agree to assume the investigation and defense of any Claim, including the employment of counsel acceptable to the applicable Indemnified Party and the payment of all expenses related thereto and, notwithstanding any such assumption, the Indemnified Party shall have the right, and the Company and Purchasers jointly and severally agree to pay the cost and expense thereof, to employ separate counsel with respect to any such Claim and participate in the investigation and defense thereof in the event that such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to these available to either the Company or Purchasers. The Company and Purchasers hereby agree that the indemnifications and protections afforded Escrow Agent in this section shall survive the termination of the Escrow Agreement or the resignation, removal, or effective resignation of Escrow Agent pursuant to Section 7(b) hereof.

     SECTION  13.     COMPENSATION  TO  ESCROW  AGENT.

     The Company agrees to pay Escrow Agent for its ordinary services hereunder, the fees determined in accordance with and payable as specified in the Schedule of Fees set forth in EXHIBIT A attached hereto and made a part hereof. In addition, the Company agrees to pay to Escrow Agent its expenses incurred in connection with this Escrow Agreement including, but not limited to, the reasonable cost of legal services in the event Escrow Agent reasonably deems it necessary to retain counsel. Such expenses shall be paid to Escrow Agent within 30 days following receipt by the parties hereto of a written statement setting forth such expenses. As security for all fees and expenses of Escrow Agent hereunder and any and all losses, claims, damages, liabilities, and expenses incurred by Escrow Agent in connection with its acceptance of appointment hereunder or with the performance of its obligations under this Escrow Agreement and to secure the obligation of the parties hereto to indemnify Escrow Agent as set forth in Section 12 hereof, Escrow Agent is hereby granted a security interest in and a lien upon the Escrow Funds, which security interest and lien shall be prior to all other security interests, liens, or claims against the Escrow Funds or any part thereof.

     SECTION  14.     REPRESENTATIONS  AND  WARRANTIES.

     (a) The Company makes the following representations and warranties to Escrow Agent:

     (i) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

     (ii) This Escrow Agreement has been duly approved by all necessary corporate action of the Company, including any necessary shareholder approval, has been executed by duly authorized officers of the Company, and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms; PROVIDED HOWEVER, that enforceability is subject to: (a) applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance, and similar federal and state laws affecting the rights and remedies of creditors generally, and (b) general principles of equity limiting the availability of equitable remedies (including but not limited to the remedy of specific performance), whether considered in a proceeding at law or in equity.

     (iii) The execution, delivery, and performance by the Company of this Escrow Agreement will not violate, conflict with, or cause a default under, the certificate of incorporation or bylaws of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement to which the Company is a party or any of its property is subject.

     (iv) No party other than the parties hereto and the prospective Purchasers have, or shall have, any lien or claim against, or security interest in, the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

     (v) The Company hereby acknowledges that the status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that the Escrow Agent has investigated the desirability or advisability of investment in the Securities or has approved, endorsed, or passed upon the merits of the investment therein and that the name of the Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Securities other than to state that the Escrow Agent has agreed to serve as escrow agent for the limited purposes set forth herein.

     (vi) All of the representations and warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposit to or disbursement from the Escrow Account.

     (b) Each Purchaser makes the following representations and warranties to Escrow Agent:

     (i) Purchaser has full power and authority to execute and deliver this Escrow Agreement, the Transaction Documents, and to perform its obligations hereunder.

     (ii) This Escrow Agreement and the Transaction Documents have been duly approved by all necessary action of Purchaser, including any necessary shareholder approval, has been executed by persons duly authorized by Purchaser, and constitutes a valid and binding agreement of Purchaser, enforceable in accordance with its terms.

     (iii) The execution, delivery, and performance by Purchaser of this Escrow Agreement will not violate, conflict with, or cause a default under, the organizational or governing documents of Purchaser, any applicable law or regulation, any court order or administrative ruling or decree to which Purchaser is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement to which Purchaser is a party or any of its property is subject.

     (iv) Purchaser hereby acknowledges that the status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that the Escrow Agent has investigated the desirability or advisability of investment in the Securities or has approved, endorsed, or passed upon the merits of the investment therein and that the name of the Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Securities other than to state that the Escrow Agent has agreed to serve as escrow agent for the limited purposes set forth herein.

     (v) All of the representations and warranties of Purchaser contained herein and in the Transaction Documents are true and complete as of the date hereof and will be true and complete at the time of any deposit to or disbursement from the Escrow Account.

     SECTION  15.     CONSENT  TO  JURISDICTION  AND  VENUE.

     In the event that the Company and Escrow Agent hereto commence a lawsuit or other proceeding relating to or arising from this Escrow Agreement, the Company and Escrow Agent hereto agree that the United States District Court for the Northern District of Georgia shall have the sole and exclusive jurisdiction over any such proceeding. If such court lacks federal subject matter jurisdiction, the Company and Escrow Agent agree that the Superior Court of Fulton County, Georgia shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the Company and Escrow Agent waive any objection to such venue. The Company and Escrow Agent consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service or process to vest personal jurisdiction over them in any of these courts. It is the intention of the parties to this Escrow Agreement that the situs of the Escrow Account created by this Escrow Agreement be, and that it be administered in the state in which the principal office of the Escrow Agent is located from time to time acting hereunder.

     SECTION  16.     NOTICE.

     All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given, or delivered five (5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after delivery to any overnight courier, or when transmitted by facsimile transmission facilities (with machine generated receipt confirmation), and addressed to the party to be notified as follows:

            If  to  the  Company  at:
                                          The  Tracker  Corporation  of  America
                                          180  Dundas  Street  West, 26th  Floor
                                          Toronto,  Ontario
                                          Canada  M5G  1Z8
                                          Attn:  Jay  S.  Stulberg,  President
                                          Telephone:  (416)
                                          Facsimile:  (416)
                                          Tax  ID  #86-0767918

            If  to  Sovereign  at:
                                          Sovereign  Capital  Advisors,  LLC
                                          3340  Peachtree  Road,  N.E.
                                          Suite  1965
                                          Atlanta,  Georgia  30326
                                          Attention:  Don  Odom
                                          Tel:  (404)  814-3737
                                          Fax:  (404)  812-3738

            If to the  Escrow Agent  at:
                                          SunTrust  Bank,  Atlanta
                                          Corporate  Trust  Division
                                          25  Park  Place
                                          24th  Floor
                                          Atlanta,  GA  30303
                                          Attn:  Rebecca  Fischer
                                          Telephone:  (404)  588-7262
                                          Telecopier:  (404)  588-7335

            If  to  Purchaser  at:        The  address  set  forth  on  the
                                          counterpart  signature page  hereto or
                                          to such  other  address as  each party
                                          may  designate  for  itself  by  like
                                          notice.

     SECTION  17.     AMENDMENT  WAIVER,  ETC.

     This Escrow Agreement may be changed, waived, discharged, or terminated only by a writing signed by the Company, Purchasers, and Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. No waiver, modification, amendment, termination, or rescission of this Escrow Agreement shall be effective or binding upon Escrow Agent unless Escrow Agent shall have specifically consented thereto in writing.

     SECTION  18.     SEVERABILITY.

     To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

     SECTION  19.     GOVERNING  LAW.

     This Escrow Agreement shall be construed and interpreted in accordance with the internal laws of the State of Georgia without giving effect to the principles or rules governing conflict of laws.

     SECTION  20.     ENTIRE  AGREEMENT.

     This Escrow Agreement constitutes the entire agreement among the parties relating to the acceptance, collection, holding, and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.

     SECTION  21.     BINDING  EFFECT.

     All of the terms of this Escrow Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the Company, Purchasers, and Escrow Agent.

     SECTION  22.     EXECUTION  IN  COUNTERPARTS.

     This Escrow Agreement may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement.

     SECTION  23.     TERMINATION.

     Upon the first to occur of the disbursement of all amounts in the Escrow Account or deposit of all amounts in the Escrow Account into court pursuant to
Section 7 hereof, this Escrow Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Funds.

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed under seal as of the date first above written.


   [Remainder of page intentionally left blank; signatures on following pages]

                             COMPANY SIGNATURE PAGE
                                       TO
                                ESCROW AGREEMENT

     IN WITNESS WHEREOF, the Company hereto has caused this Escrow Agreement to be executed under seal as of the date first above written.

                                            THE  COMPANY:

                                            THE  TRACKER  CORPORATION  OF
                                            AMERICA

                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________

                           ESCROW AGENT SIGNATURE PAGE
                                       TO
                                ESCROW AGREEMENT

     IN WITNESS WHEREOF, the Escrow Agent hereto has caused this Escrow Agreement to be executed under seal as of the date first above written.

                                            ESCROW  AGENT:

                                            SunTrust  Bank,  Atlanta
                                            as  Escrow  Agent

                                            By:_________________________________

                                            Its:________________________________


                      [Purchaser Signature Pages Attached]

                            PURCHASER SIGNATURE PAGE
                                       TO
                                ESCROW AGREEMENT

     IN WITNESS WHEREOF, the Purchaser hereto has caused this Escrow Agreement to be executed under seal as of the date first above written.

                                            PURCHASER

                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________

PURCHASER NAME                __________________________________________________
("PURCHASER")
ADDRESS AND                   __________________________________________________
FACSIMILE NUMBER
                              __________________________________________________

                              __________________________________________________

SECURITIES PURCHASED
                              __________________________________________________

PURCHASE PRICE
                              __________________________________________________

PURCHASER'S LEGAL COUNSEL     __________________________________________________
ADDRESS AND
FACSIMILE NUMBER              __________________________________________________

                              __________________________________________________

                                    EXHIBIT A
                                       TO
                                ESCROW AGREEMENT

                                SCHEDULE OF FEES
     Schedule  of  Fees:
     ------------------
     Escrow  Fee          $2,000.00
     Wire  Transfer  Fee      10.00  per  wire

                                    EXHIBIT F

                                       TO

              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT

                FORM OF OPINION OF COMPANY COUNSEL TO PURCHASERS

Form  Attached  hereto.

                                December 15, 1999



To:     Purchasers  of  the  Company's  Series  1  Bridge  Notes
        c/o  Sovereign  Capital  Advisors,  LLC
        3340  Peachtree  Road,  N.E.
        Suite  1965
        Atlanta,  Georgia  30326

Re:     The  Tracker  Corporation  of  America

Ladies  and  Gentlemen:

     We have acted as special counsel to The Tracker Corporation of America, a Delaware corporation (the "Company"), in connection with the Series 1 Bridge Note Purchase and Security Agreement, dated as of August 18, 1999, between you and the Company (the "Purchase Agreement") and the transactions contemplated thereby. This opinion is furnished to you pursuant to Section 5.2 of the Purchase Agreement in connection with the closing of Series 1 Bridge Financing Notes with ________________ occurring on __________, 1999 (the "______
Closing"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.

     In connection with the opinion expressed below, we have examined the following documents:

     (i) The Certificate of Incorporation and Bylaws of the Company, each as currently in effect;

     (ii) Resolutions of the Board of Directors of the Company authorizing the issuance and sale of the Series 1 Bridge Notes;

     (iii)     The  Purchase  Agreement;

     (iv)      The  Bridge  Notes;

     (v)       The  Escrow  Agreement;

     (vi)      The  form  of  Warrant  for  issuance  to  Purchaser;

     (vii)     The  Registration  Rights  Agreement;


     (viii)    The  form  of  Repricing  Warrant  for  Purchasers;

     (ix)      The  form  of  Callable  Warrant  for  Purchasers;

     (x)       The  Irrevocable  Transfer  Agent  Instructions;

     (xi)      The  Placement  Agency Agreement with Sovereign Capital Advisors,
LLC;

     (xii) A Certificate of Good Standing dated August 18, 1999 from the Secretary of State of the State of Delaware reflecting that the Company is a corporation in good standing in the State of Delaware as of today's date (the "Delaware Good Standing Certificate");


     (xiii)    The  Minute  Books  of the Company (the "Company Minute Books");

     (xiv) The disbursement instructions issued to you by the Company with respect to the consideration to be paid for the Bridge Notes and the other documents delivered at closing;

     (xv)      The  Global  Tracker  Corporation  Guaranty  Agreement;

     (xvi)     The  Guaranty  Agreement  from  Jay  S.  Stulberg;

     (xvii)    The  Stock  Pledge  Agreement  from  Jay  S.  Stulberg;

     (xviii)   The  Guaranty  Agreement  from  Bruce  I.  Lewis;

     (xix)     The  Stock  Pledge  Agreement  from  Bruce  I.  Lewis;

     (xx) The agreements to which the Company is a party or by which its property is bound that the Company has identified to us as being material and which are described on Attachment A hereto (the "Material Agreements");

     The Purchase Agreement, the Bridge Notes, the Registration Rights Agreement, the Escrow Agreement, the forms of the Warrants, the Irrevocable Transfer Agent Instructions, the Placement Agency Agreement, the Global Tracker Corporation Guaranty Agreement, the Guaranty Agreement from Jay S. Stulberg and the Stock Pledge Agreement from Jay S. Stulberg, the Guaranty Agreement from Bruce I. Lewis and the Stock Pledge Agreement from Bruce I. Lewis are herein referred to collectively as the "Transaction Agreements." The Guaranty Agreement from Jay S. Stulberg, the Guaranty Agreement from Bruce I. Lewis and the Stock Pledge Agreement from Bruce I. Lewis are herein referred to collectively as the "Pledge Documents." We have also examined and considered such corporate records, certificates, and other statements of corporate officers of the Company and matters of law as we have deemed appropriate as a basis for our opinions set forth below.

     The opinions expressed herein are subject to the following assumptions, limitations, qualification, and exceptions:

     (a) We have assumed the genuineness of all signatures, the authenticity of all Transaction Agreements submitted to us as originals, the conformity with originals of all Transaction Agreements submitted to us as copies, the authenticity of certificates of public officials, and the due authorization, execution, and delivery of all Transaction Agreements (except the due authorization, execution, and delivery by the Company of the Transaction Agreements).

     (b) In examining agreements (including the Transaction Agreements) executed by parties other than the Company (the "Other Parties"), we have assumed that each Other Party has the legal right, capacity, and power to enter into, enforce and perform all of its obligations under such agreements. Furthermore, we have assumed the due authorization by each of the Other Parties of all requisite action and the due execution and delivery of such agreements by each of the Other Parties, and that such agreements are valid and binding upon each of the Other Parties and are enforceable against each Other Party in accordance with their terms.

     (c) As to our opinion regarding the valid existence and good standing of the Company, we have relied solely upon the Delaware Good Standing
Certificate  and  the  Certificate  of  the  Officer  of  the  Company.

     (d) As to our opinion regarding the power and authority of the Company to execute and deliver the Transaction Documents, we have relied solely upon the following as sources of the Company's power and authority as an organization: the Delaware Business Corporation Law, the Company's Certificate of Incorporation, the resolution of the Company's Board of Directors authorizing the transactions contemplated in the Transaction Documents, and the understanding that "power" refers only to whether the acts referenced in the Transaction Documents are not ultra vires.

     For purposes of factual matters relevant to the opinions expressed herein, we have relied on (a) the representations and warranties of the Company contained in the Transaction Agreements and (b) certificates of public officials and the Company's transfer agent and statements and certificates of the officers of the Company. Wherever any statement herein with respect to the existence or absence of facts is qualified by the phrase "to our knowledge" or similar phrase, it is intended to indicate that after a review of (i) the representations and warranties of the Company contained in the Transaction Agreements, (ii) certificates of public officials, the Company's public filings with the U.S. Securities and Exchange Commission, and statements and certificates of the officers of the Company, (iii) the Company Minute Books, and
(iv) the Material Agreements, during the course of our representation of the Company through the date hereof, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys in this firm who have represented the Company in connection with the Transaction Agreements and the transaction contemplated thereby. The term "knowledge" means the current actual knowledge of the lawyers who are participating in drafting this opinion letter and in handling the transaction described herein, but does not include, except as specifically provided hereafter, constructive knowledge or inquiry knowledge. The term "knowledge" does confirm that the lawyers drafting this opinion letter have made inquiry of the one or more representatives of the Company as to the relevant facts concerning this opinion and received answers, and have made further inquiry if any of the alleged facts were suspect, either on their face or on the basis of other facts known to such lawyer were open to question. The term "knowledge" also confirms that the lawyer drafting this opinion (i) has made a reasonable examination of his files and (ii) has made a reasonable inquiry of other members of the lawyer's law firm if the lawyer drafting this opinion had a reasonable belief that other lawyers in the law firm may have knowledge (as defined herein) relating to facts relevant to this opinion. Except to the extent expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company or our rendering of the opinion set forth below.

     Based upon the foregoing and subject to the assumptions, limitations, qualifications, and exceptions stated herein, we are of the opinion that as of the date hereof:

1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware, and, to our knowledge, is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification necessary and in which the failure to so qualify would have a material adverse effect on the business, operations, financial condition, or results of operations of the Company taken as a whole (a "Material Adverse Effect").

2. (a) The Company has the requisite corporate power and authority to execute, deliver, and perform the Transaction Agreements; (b) the execution and delivery of the Transaction Agreements by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required under Delaware General Corporate Law, the Company's Certificate of Incorporation, or Bylaws;
(c) the Transaction Agreements have been duly executed and delivered by the Company; and (d) the Transaction Agreements constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms. For purposes of this paragraph, the Transaction Documents do not include the Pledge Documents. To our knowledge, no facts exist that would call into question the legal capacity of the signatures to the Pledge Documents.

3. The issuance and sale of the Bridge Notes to be purchased by you has been duly authorized by the Company, and are not subject to preemptive rights or rights of first refusal. The issuance of the Warrants to be issued to each Purchaser in connection with Subsequent Advances and to Sovereign Capital Advisors, LLC in connection with the transaction contemplated by the Purchase Agreement have been duly authorized by the Company and, upon issuance in accordance with the terms of the Transaction Agreements, will be validly issued by the Company and not subject to preemptive rights or rights of first refusal. All shares of Common Stock issuable upon conversion of the Series 1 Bridge Notes and exercise of the Warrants are duly authorized and reserved for issuance. Upon conversion of the Bridge Notes and the exercise of the Warrants and, upon issuance in accordance with the terms of the Transaction Agreements, the Conversion Shares and the Warrant Shares will be validly issued, fully paid and non-assessable, and shall not be subject to any statutory or, to our knowledge, contractual preemptive rights or rights of first refusal.

4.          As  of  the  date  hereof:

     (a) The authorized capital stock of the Company consists of 100,000,000 shares of Capital Stock of which 93,400,000 shares are Common Stock, par value $.001 per share, of which 50,389,579 shares are issued and outstanding, 100,000 shares are Class B Common Stock, par value $.00000007 par value, of which none are issued and outstanding, and 6,500,000 shares are undesignated shares of Preferred Stock, par value $.001 per share, none of which shares are currently designated or are outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. The shares pledged under the Pledge Documents are validly issued, fully paid and nonassessable. Except as disclosed in the Disclosure Schedule, no shares of Common Stock or Preferred Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the Disclosure Schedules to the Purchase Agreement, (a) there are no outstanding options, warrants, scrip, rights to subscribe to, calls, or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (b) there are no outstanding debt securities (other than the Bridge Notes), and (c) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Bridge Notes, the Conversion Shares, the Warrants, and the Warrant Shares in the manner contemplated by the Transaction.

5. Assuming Purchaser's representations, warranties, and covenants set forth in the Transaction Agreements are true and correct, the Bridge Notes, the Warrants, the Conversion Shares, and the Warrant Shares may be issued to you without registration under the 1933 Act, the securities laws of any state, or the Trust Indenture Act of 1939.

6. No authorization, approval, or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market, or the stockholders of the Company, or, to our knowledge, any third party is required to be obtained by the Company to enter into and perform its obligations under the Transaction Agreements or for the issuance and sale of the Bridge Notes, the Warrants, the Conversion Shares, and the Warrant Shares as contemplated by the Transaction Agreements.

7. The execution, delivery, and performance by the Company of the Transaction Agreements, the consummation by the Company of the transactions contemplated thereby and compliance by the Company with the terms thereof does not (a) violate, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under (i) the Certificate of Incorporation or Bylaws of the Company, (ii) the Material
Agreements, or (b) result, in any violation of any law, applicable to the Company that in our experience normally is applicable to transactions of the type contemplated by the Transaction Agreements, or any judgments, orders and decrees of which we are aware.

8. To our knowledge, there is no action, suit, proceeding, inquiry, or investigation before or by any court, public board or body, or any governmental agency or self-regulatory organization pending or threatened against or affecting the Company.

9. The Company is not an "investment company" or an entity controlled by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

10. The amounts to be received by the Purchaser as interest in respect of the Bridge Notes and the Security Agreement constitute lawful interest under the laws of the State of Georgia and are neither usurious nor illegal.

11. The Purchase Agreement creates a valid security interest in favor of the Purchasers as security for the payment of the Obligations in all of Global Tracker's, Stulberg's and Lewis' right, title, and interest in and to All personal property pledged pursuant to the Pledge Documents (the "Code Collateral") included within the definition of the term Collateral, the creation of a security interest in which is governed by, and subject to, the Georgia UCC. Upon execution of the Pledge Documents and delivery of the certificated shares of Common Stock of the Company and Global Tracker being pledged under the Pledge Documents, the security interest in all Code Collateral which may be perfected by possession of such certificated securities in the state of Georgia shall be perfected and shall grant to Purchasers a first priority security interest in and to the Code Collateral.

12. The amounts contracted to be received by the Purchasers under the Bridge Notes and of the Transaction Agreements, which are or which may be deemed to be interest or other charges for the use of money, constitute lawful interest and charges and are not usurious or illegal under Georgia law.

     We are members of the Bar of the State of Georgia, and we do not express any opinion concerning any law other than the laws of the State of Georgia, the General Corporation Law of the State of Delaware, and the federal laws of the United States. To the extent that the governing law with respect to any matters covered by this opinion is the law of a jurisdiction other than the State of Georgia or federal law, we have assumed that the law of such other jurisdiction is identical to Georgia law.

     This opinion is furnished as of the date hereof and we assume no obligation to update this Opinion or to advise you of any events, circumstances, or developments that occur or are otherwise brought to our attention subsequent to the date hereof. This opinion is furnished to you solely for your benefit in connection with the transactions contemplated by the Transaction Agreements and may not be used, circulated, quoted, or otherwise referred to, or relied upon, by any other person (other than the Affiliates (as defined below) of the addressee of this opinion who shall upon a transfer of the Series 1 Bridge Notes to such Affiliate be entitled to rely on this opinion as if they were the addressee hereof) or for any other purpose without our express prior written consent. This opinion is limited by, and is in accordance with the Interpretative Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia, which Interpretative Standards are incorporated in this letter by reference. This opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters. As used in this opinion, the term "Affiliate" means with respect to any person or any entity that controls, is controlled by, or is under common control with, such person. The term "control" means the power, directly or indirectly, including through contract, to direct investment decisions including the acquisition, disposition, and voting of securities.

                                              Very  truly  yours,



                                              Law  Firm

                                    EXHIBIT G

                                       TO

              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT

                 FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

Form  Attached  hereto.

                           TRANSFER AGENT INSTRUCTIONS
                       THE TRACKER CORPORATION OF AMERICA

                                 August 18, 1999

________  Transfer,  Inc.
[Address]
Attn:  ___________

Dear  _____________:

     Reference is made to that certain Series 1 Bridge Note Purchase and Security Agreement, of even date herewith (the "PURCHASE AGREEMENT"), by and among The Tracker Corporation of America, a Delaware corporation (the "COMPANY"), and the Purchasers listed on the signature pages attached thereto (collectively, the "HOLDERS"), pursuant to which the Company is issuing to the Holders its Series 1 Bridge Note in the aggregate original principal amount of up to $3,000,000 (the "SERIES 1 BRIDGE NOTES"). The Series 1 Bridge Notes evidence a series of contemplated closings pursuant to the terms of the Purchase Agreement. In conjunction with each Bridge Note issued by the Company at each such closing, the Company shall issue (i) to each purchaser thereof a Purchaser Warrant (a "PURCHASER WARRANT"), exerciseable for Common Stock of the Company, par value $.001 (the "COMMON STOCK"), a Callable Warrant (a "CALLABLE WARRANT"), exercisable for Common Stock, and a Repricing Warrant (a "REPRICING WARRANT") attached as ATTACHMENT 1 to such Bridge Note upon the terms is exercisable for Common Stock, and (ii) to Sovereign Capital Advisors LLC a Warrant Certificate pursuant to the Sovereign Warrant Agreement (the "AGREEMENT WARRANT") exercisable for Common Stock of the Company. The Bridge Notes are convertible into Common Stock. The Common Stock issuable upon conversion of the Bridge Notes is hereinafter referred to as the "CONVERSION SHARES," and the Common Stock issuable upon exercise of a Purchaser Warrant, a Callable Warrant, a Repricing Warrant, and the Agreement Warrant is hereinafter referred to as the "EXERCISE SHARES."

     This letter shall serve as our irrevocable authorization and direction to you (PROVIDED that you are the transfer agent of the Company at such time) to issue the Conversion Shares and the Exercise Shares upon the order of Holder from time to time upon (i) surrender to you of a properly completed and duly executed (1) Conversion Notice, in the form attached hereto as EXHIBIT A, or (2) Exercise Notice, in the form attached hereto as EXHIBIT B, which has been properly agreed and acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon and (ii) the Bridge Note (or Bridge Notes) being converted (or an indemnification undertaking with respect to such Bridge Note in the case of their loss, theft or destruction) or a Warrant (or Warrants) being exercised (or an indemnification undertaking with respect to such Warrant in the case of its loss, theft or destruction). So long as you have previously received: (i) written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares has been declared effective by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT"), and (ii) a copy of such Registration Statement, certificates representing the Conversion Shares and the Exercise Shares shall not bear any legend restricting transfer of the Conversion Shares or the Exercise Shares thereby and should not be subject to any stop-transfer restriction. However, if you have not previously received (i) written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares has been declared effective by the Securities and Exchange Commission under the 1933 Act, and (ii) a copy of such registration statement, then the certificates representing the Conversion Shares shall bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.
THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

PROVIDED HOWEVER, that the Company may from time to time notify you to place stop transfer restrictions on the certificates for the Conversion Shares or the Exercise Shares in the event a registration statement covering the Conversion Shares or the Exercise Shares is subject to amendment for events then current.

     A form of opinion of counsel to the Company that the issuance of the Conversion Shares and the Exercise Shares to the Holder will be exempt from registration under the 1933 Act is attached hereto as EXHIBIT C.

     Please be advised that the Holders are relying upon this letter as an inducement to enter into the Purchase Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

     Should  you  have any questions concerning this matter please contact me at
(416)  ____-______.


                         [Signatures on following pages]

                             COMPANY SIGNATURE PAGE
                                       TO
                           TRANSFER AGENT INSTRUCTIONS



                                            Very  truly  yours,

                                            THE  TRACKER  CORPORATION
                                            OF  AMERICA

                                            By:_________________________________
                                               Jay  S.  Stulberg,  President

                          TRANSFER AGENT SIGNATURE PAGE
                                       TO
                           TRANSFER AGENT INSTRUCTIONS



                                            ACKNOWLEDGED  AND  AGREED:

                                            TRANSFER  AGENT

                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________

                                            Date:_______________________________
Enclosure

cc:     Holders

                                    EXHIBIT A

                       THE TRACKER CORPORATION OF AMERICA
                                CONVERSION NOTICE

     Reference is made to the Series 1 Bridge Note in the original principal amount of $________ originally issued to ____________________________________
{NAME OF ORIGINAL HOLDER} (the "SERIES 1 BRIDGE NOTE"). In accordance with and pursuant to the Series 1 Bridge Note, the undersigned hereby elects to convert $________ in principal amount of the Bridge Note into shares of Common Stock, $.001 par value per share (the "COMMON STOCK"), of the Company, by tendering the original Bridge Note specified below as of the date specified below.

     The undersigned acknowledges that any sales by the undersigned of the securities issuable to the undersigned upon conversion of the Bridge Note shall be made only pursuant to (i) a registration statement effective under the Securities Act of 1933, as amended (the "Act"), or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the Act.


                                            Date  of  Conversion:

                                            ____________________________________


                                            Principal  Amount and Identification
                                            of  Bridge  Note  to  be  converted:

                                            ____________________________________

Please confirm the following information:

                                            Conversion  Price:

                                            ____________________________________


                                            Number of shares of Common Stock  to
                                            be  issued:

                                            ____________________________________

Please issue the Common Stock into which the Bridge Notes are being converted in the following name and to the following address:

                                            Issue  to:

                                            ____________________________________

                                            ____________________________________

                                            Facsimile  Number:

                                            ____________________________________


                                            Authorization:

                                            ____________________________________


                                            By:_________________________________

                                            Title:______________________________

                                            Dated:______________________________

                                            ACKNOWLEDGED  AND  AGREED:

                                            THE  TRACKER  CORPORATION  OF
                                            AMERICA

                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________

                                            Date:_______________________________

                                    EXHIBIT B

                       THE TRACKER CORPORATION OF AMERICA
                                 EXERCISE NOTICE

     Reference is made to the Warrants issued in conjunction with certain advances made by Holder pursuant to the that certain Series 1 Bridge Note
Purchase and Security Agreement, of even date herewith (the "PURCHASE AGREEMENT"), by and among The Tracker Corporation of America, a Delaware corporation (the "COMPANY"), and "HOLDER". In accordance with and pursuant to the Warrants, the undersigned hereby elects to exercise the Warrants, and purchase shares of Common Stock, $.001 par value per share (the "COMMON STOCK"), of the Company, by tendering the Warrants specified below as of the date specified below. The undersigned acknowledges that any sales by the undersigned of the securities issuable to the undersigned upon exercise of the Warrants shall be made only pursuant to (i) a registration statement effective under the Securities Act of 1933, as amended (the "ACT"), or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the Act.


                                            Date  of  Conversion:

                                            ____________________________________


                                            Description  of  Bridge  Notes to be
                                            Converted

                                            ____________________________________

Please confirm the following information:

                                            Exercise  Price:

                                            ____________________________________

                                            Number  of  shares  of  Common Stock
                                            to  be  issued:

                                            ____________________________________

Please issue the Common Stock into which the Bridge Notes are being converted or the Warrants are being exercised in the following name and to the following address:

                                            Issue  to:

                                            ____________________________________

                                            ____________________________________


                                            Facsimile  Number:

                                            ____________________________________


                                            Authorization:

                                            ____________________________________


                                            By:_________________________________

                                            Title:______________________________

                                            Dated:______________________________


                                            ACKNOWLEDGED  AND  AGREED:


                                            THE  TRACKER  CORPORATION  OF
                                            AMERICA

                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________

                                            Date:_______________________________

                                    EXHIBIT C

                       THE TRACKER CORPORATION OF AMERICA

     Form  of  Company  Counsel  Opinion  to  Transfer  Agent,  attached hereto.

To:     [________________]
        [Suite  ___]
        [________________]
        [________________]
        [Attn:  ___________]

Dear  ____________:

     We have acted as counsel to The Tracker Corporation of America, a Delaware corporation (the "COMPANY"), in connection with the Series 1 Bridge Note Purchase and Security Agreement, dated as of August 18, 1999, between the holders listed in EXHIBIT A, attached hereto (the "HOLDERS") and the Company (the "AGREEMENT") and the transactions contemplated therein including, without limitation, the issuance of the Series 1 Secured Convertible Bridge Notes (the "BRIDGE NOTES").

     In so acting, we have examined the Agreement, the Series 1 Bridge Notes, [list all transaction agreements], the Irrevocable Transfer Agent Instructions (the "TRANSACTION AGREEMENTS"), and the Company's Certificate of Incorporation, as in effect on the date hereof, and we have examined and considered such corporate records, certificates and matters of law as we have deemed appropriate as a basis for our opinions set forth below.

     Based upon the foregoing and subject to the assumptions, limitations, qualifications, and exceptions stated herein, we are of the opinion that as of the date hereof.

     1. Upon conversion of the Bridge Notes in accordance with the terms thereof, the shares of the Company's common stock to be issued to the holders thereof (the "CONVERSION SHARES") will be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof.

     {DELETE EITHER 2 OR 3 DEPENDING UPON CIRCUMSTANCES UNDER WHICH CONVERSION SHARES ARE TO BE ISSUED TO HOLDER AND WHETHER CONVERSION SHARES TO BE FREE-TRADING UPON ISSUANCE}

     [2.     Based  upon the representations, warranties and covenants set forth in the Agreement, Conversion Shares may be issued to the Holders without registration under the Securities Act of 1933, as amended.]

     [3.     The  certificates  for  the  Conversion  Shares  should  bear  the following  legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD
PURSUANT  TO  RULE  144  UNDER  THE  ACT."

     These opinions are limited to the matters expressly stated herein and are rendered solely your benefit and may not be quoted or relied upon for any other purpose or by an other person.

     The opinions expressed herein are subject to the following assumptions, limitations, qualifications and exceptions:

     (a) We have assumed the genuineness of all signatures, the authenticity of all Transaction Agreements submitted to us as originals, the conformity with originals of all Transaction Agreements submitted to us as copies, the authenticity of certificates of public officials and the due authorization, execution and delivery of all Transaction Agreements (except the due authorization, execution and delivery by the Company of the Transaction Agreements).

     (b) We have assumed that the Holders each have the legal right, capacity and power to enter into, enforce, and perform all of its obligations under the Transaction Agreements. Furthermore, we have assumed the due authorization by the Holders of all requisite action and the due execution and delivery of the Transaction Agreements by the Holders, and that the Transaction Agreements are valid and binding upon the Holders and are enforceable against the Holders in accordance with their terms.

     Our examination of law relevant to the matters covered by this opinion is limited to the laws of the State of Georgia, the Corporate Law of the State of Delaware, and the federal United States law specifically referred to herein, and we express no opinion as to the effect on the matters covered by this opinion of the laws of any other jurisdiction.

     This opinion in given as of the date hereof and we assume no obligation, to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in laws which may hereafter occur.


                                            Very  truly  yours,

                                    EXHIBIT H

                                       TO

              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT

                               LIST OF COLLATERAL

On file at the Company's principal place of business.

                                    EXHIBIT I

                                       TO

              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT

                      FINANCING STATEMENTS FILED IN ONTARIO

On file at the Company's principal place of business.